     As filed with the Securities and Exchange Commission on April 30, 2002


                                                     Registration Nos. 333-66807
                                                     File No. 811-09093

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933                           /X/
Pre-Effective Amendment No.                          / /
Post-Effective Amendment No. 38                      /X/
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                   /X/
Amendment No. 41                                     /X/

(Check appropriate box or boxes)

                                  E*TRADE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               4500 Bohannon Drive
                              Menlo Park, CA 94025
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:

                                 (650) 331-6000

                                   Liat Rorer
                                  E*TRADE FUNDS
                               4500 Bohannon Drive
                              Menlo Park, CA 94025

                     (Name and Address of Agent for Service)

                   Please send copies of all communication to:
          Jane A. Kanter, Esq.            Liat Rorer
          Dechert                         E*TRADE FUNDS
          1775 Eye Street, NW             4500 Bohannon Drive
          Washington, D.C.  20006         Menlo Park, CA  94025

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)


[X]  On May 1, 2002 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  E*TRADE FUNDS

                        E*TRADE PREMIER MONEY MARKET FUND


                          PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE Premier Money Market Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

ELIGIBLE INVESTORS.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees. The minimum initial investment in the Fund is $25,000 for regular accounts and $15,000 for IRA accounts.

ABOUT E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

     o NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;


     o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

     o SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.


ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                PAGE
                                                                                                ----
RISK/RETURN SUMMARY................................................................................3

FEES AND EXPENSES..................................................................................4

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS............................5

FUND MANAGEMENT....................................................................................7

HISTORY OF THE FUND................................................................................9

PRICING OF FUND SHARES.............................................................................9

HOW TO BUY, SELL AND EXCHANGE SHARES...............................................................9

DIVIDENDS AND OTHER DISTRIBUTIONS.................................................................13

TAX CONSEQUENCES..................................................................................14

FINANCIAL HIGHLIGHTS..............................................................................14

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide a high level of income, while preserving capital and liquidity.


Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations (such as corporate debt), obligations of U.S. banks, asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and repurchase agreements. The Fund will invest solely in securities denominated U.S. dollars.


Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.


The Fund could lose money or underperform as a result of default of a portfolio investment. Although the risk of default generally is considered unlikely, any default could cause the Fund's share price or yield to fall.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance


The bar chart and table that follow provide some indication of the risks of investing in the Fund. The performance shown in the bar chart and table below was achieved under the Fund's prior structure as a feeder fund that was part of a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until September 9, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.45% of the Fund's average daily net assets, which became effective on September 10, 2001. The Fund's past performance is not necessarily indicative of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                                       2001

                                       ----

                                       3.91%



Best quarter (% and time period)            Worst quarter (% and time period)
   1.38%     (1st Quarter 2001)                0.54%       (4th Quarter 2001)

The Fund's 7 day yield for the period ended December 31, 2001 was 1.77%.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                ONE YEAR        SINCE INCEPTION
                                                                   (4/7/00)

E*TRADE Premier Money Market Fund                3.91%               4.94%
-------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                           None
Maximum Deferred Sales Charge (Load)                                                       None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other Distributions        None
Redemption Fee                                                                             None

ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER OR REIMBURSEMENT) (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                            0.12%
Distribution (12b-1) Fees                                                                  None
Other Expenses                                                                             0.63%
                                                                                           ------
Total Annual Fund Operating Expenses                                                       0.75%
Fee Waiver and/or Expense Reimbursement*                                                  (0.30)%
                                                                                           ------
Net Expenses                                                                               0.45%

*The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.45%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.


You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


   1 YEAR*        3 YEARS*       5 YEARS*       10 YEARS*
     $46            $ 209          $ 386          $ 900


* The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis until at least April 30, 2003. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations (such as corporate debt), certain obligations of U.S. banks (including, but not limited to, negotiable certificates of deposits, banker's acceptances and fixed time deposits), asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and certain repurchase agreements (including, but not limited to, government securities and mortgage-related securities). The Fund will invest solely in securities denominated in U.S. dollars.

The Fund emphasizes safety of principal and high credit quality. The Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Fund purchases must present minimal credit risks and be of "high-quality," meaning that it must be rated in the top two rating categories by the requisite nationally recognized short-term securities ratings organization ("NRSRO") or if unrated, determined to be of comparable quality to such rated securities by ETAM. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests.


ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the Investment Company Act of 1940, as amended ("the 1940 Act"). The Fund's investments in asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. Conversely, in the event of rising interest rates, the Fund's investments in asset-backed securities may be subject to the risk that the duration of these asset-backed securities may be extended and, therefore, become more susceptible to interest rate changes, additional volatility or reduced returns.


COMMERCIAL PAPER. The Fund may invest in high-quality commercial paper, which consists of short-term promissory notes issued by corporations to finance short-term credit needs and may also include investments in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Investments in commercial paper may be subject to income risk, which is the possibility that the Fund's dividends (or income) will decline because of falling interest rates, which may fluctuate significantly over short periods of time.

FLOATING- OR VARIABLE-RATE SECURITIES. The Fund may invest in floating- or variable-rate securities that may also include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for the automatic adjustment of the interest rate whenever some specified interest rate index changes.

The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Floating-rate and variable-rate securities may be subject to the risk that the current interest rates on the securities do not accurately reflect existing market rates and, therefore, upon an interest rate reset, the securities may decline in value.


MUNICIPAL BONDS. The Fund may also invest in "high-quality" (as that term is defined in Rule 2a-7 under the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months or demand features that shorten the effective maturity date. Economic, business or political developments may adversely affect the ability of a municipal issuer to repay principal to to make interest payments, which could result in fluctuations in the Fund's returns.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

SECURITIES LENDING. For purposes of realizing additional income, the Fund also may lend securities to broker-dealers and other financial institutions approved by the Fund's Board of Trustees (the "Board"). Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless, in the judgment of ETAM, the consideration to be earned from such loans justifies the risk.


The Fund must comply with certain investment criteria designed to provide liquidity and reduce risk to permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered diversified for purposes of the 1940 Act.

The maturity decisions of ETAM will also effect the yield, and in unusual circumstances potentially could affect the NAV of the Fund. To the extent that ETAM anticipates interest rate trends incorrectly, the Fund's yields at times could lag those of other money market funds.


Normally, the Fund intends to invest more than 25% of its total assets in bank obligations. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.


FUND MANAGEMENT

INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of"E*TRADE" and is located at 4500

Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the supervision of the Board, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction pursuant to the Investment Advisory Agreement. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.10% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund.

SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's daily net assets.


The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Fund's Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

HISTORY OF THE FUND


Prior to May 1, 2002, the Fund was a feeder fund in a master-feeder structure. This means that the Fund did not invest directly in securities, but instead invested its assets in another fund, the Money Market Master Portfolio, a series of Master Investment Portfolio. The Money Market Master Portfolio, in turn, invested directly in fixed income securities. The performance information and financial highlights in this Prospectus reflect the Fund's performance under that master-feeder structure.


PRICING OF FUND SHARES


The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of its outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.


The Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Fund's Board of Trustees believes this valuation method accurately reflects fair value. The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the Internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com, available 24 hours a day.

BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------

BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018

FBO:  E*TRADE Securities, Inc.

A/C #8900346256 for further credit to (your name and account number).

After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.

STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                                $25,000

Continuing Minimum Investment*                                                        $ 20,000

To invest in the Fund for your IRA, Roth IRA,                                          $15,000
one-person SEP-IRA, or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                                        $15,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                           $ 15,000

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund                                                    $1,000


* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $20,000.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE. You can access E*TRADE Securities' secure trading pages at WWW.ETRADE.COM via the Internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption request or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.     When you submit a written redemption for more than $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4.     If you add or change your name or add or remove an owner on your account.
5.     If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee of another E*TRADE fund will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as accounts of other E*TRADE funds, that are held directly with the Fund are not subject to minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends daily and pay dividends from net investment income monthly. The Fund does not expect to distribute any capital gains. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional Fund shares. Shares are purchased at the NAV determined on the payment date.

TAX CONSEQUENCES

The Fund's total returns do not show the effects of income taxes on an individual's investment. The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on all distributions they receive from the Fund, depending on your tax status.


The Fund will distribute all or substantially all of its income to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.


You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

-------------------------------------------------------------------------------

   E*TRADE PREMIER MONEY MARKET FUND
   FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------



                                                                                  Period from
                                                                                 April 7, 2000
                                                                                 (commencement
                                                             Year Ended      of operations) through
   FOR A SHARE OUTSTANDING FOR THE PERIOD                   December 31,          December 31,
                                                               2001(7)               2000(7)

                                                           --------------       ----------------
   NET ASSET VALUE, BEGINNING OF PERIOD                      $      1.00            $       1.00
                                                           --------------       ----------------
   INCOME FROM INVESTMENT OPERATIONS:

        Net investment income                                       0.04                    0.05
        Net realized and unrealized gain on
        investments                                                 0.00(6)                   --
                                                           --------------       ----------------
        TOTAL INCOME FROM INVESTMENT OPERATIONS                     0.04                    0.05
                                                           --------------       ----------------

   DISTRIBUTIONS TO SHAREHOLDERS:

        Distributions from net investment income                   (0.04)                  (0.05)

                                                           --------------       ----------------


   NET ASSET VALUE, END OF PERIOD                             $     1.00         $          1.00

                                                           ==============       ================

   TOTAL RETURN                                                     3.91%                   4.64%(3)
   RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (000s omitted)              $  148,008         $       167,891
        Ratio of expenses to average net assets (1)                 0.43%                   0.42%(4),(5)
        Ratio of net investment income to average                   4.00%                   6.19%(4)
        net assets (2)

   ---------------------------------------------------------------------------------------------



    (1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.47%.

    (2) Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 3.96%.

    (3) For the period April 7, 2000 (commencement of operations) through December 31, 2000 and not indicative of a full year's operating results.

    (4) Annualized.

    (5) The Investment Advisor has voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period April 7, 2000 (commencement of operations) through May 9, 2000. Even if such action had been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.42% for the period from April 7, 2000 (commencement of operations) through December 31, 2000.

    (6) Rounds to less than $0.01.

    (7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Master Portfolio.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.


The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS
                                  -------------

                        E*TRADE PREMIER MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2002


This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus dated May 1, 2002, (as amended from time to time), for the E*TRADE Premier Money Market Fund ("Fund"), a separate series of E*TRADE Funds ("Trust"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Fund's Prospectus.



To obtain a free copy of the Fund's Prospectus and the Fund's most recent annual report to shareholders (dated December 31, 2001 and incorporated herein by reference), please access our Website online (www.etradefunds.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities, Inc. ("E*TRADE Securities") who consent to receive all information about a Fund electronically may invest in that Fund.

                                                 TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
HISTORY OF E*TRADE FUNDS...........................................................................................     3

THE FUND...........................................................................................................     3

INVESTMENT STRATEGIES AND RISKS....................................................................................     3

FUND POLICIES......................................................................................................    11

TRUSTEES AND OFFICERS..............................................................................................    14

INVESTMENT ADVISORY AND OTHER SERVICES.............................................................................    18

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION.....................................................................    23

ORGANIZATION, DIVIDEND AND VOTING RIGHTS...........................................................................    24

SHAREHOLDER INFORMATION............................................................................................    25

TAXATION...........................................................................................................    27

UNDERWRITER........................................................................................................    30

PERFORMANCE INFORMATION............................................................................................    30

APPENDIX...........................................................................................................    35

HISTORY OF E*TRADE PREMIER MONEY MARKET FUND

The E*TRADE Premier Money Market Fund ("Fund") is a diversified open-end series of E*TRADE Funds ("Trust"). The Trust is organized as a Delaware business trust and was formed on November 4, 1998.

The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its objective by investing in high-quality, short-term investments. This investment objective is not fundamental and therefore, can be changed without approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder ("1940 Act")) of the Fund's outstanding voting interests.

The Fund's investment adviser is E*TRADE Asset Management, Inc. ("ETAM"). Prior to May 1, 2002, the Fund was a feeder fund in a master-feeder structure, which means that the Fund did not invest directly in securities, but instead invested its assets in another fund, the Money Market Master Portfolio, a separate series of the Master Investment Portfolio, which, in turn, invested directly in short-term, high-quality debt securities.


INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in the Fund's Prospectus regarding the Fund's investment strategies, policies and risks. These investment strategies and policies may be changed without approval of the shareholders of the Fund, unless otherwise noted.

ASSET BACKED SECURITIES AND PASS-THROUGH OBLIGATIONS. The Fund may purchase asset-backed securities, including pass-through obligations, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit-card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. These securities may also consist of asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. Pass-through obligations represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool also flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate.

The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened by unscheduled prepayments of principal on the underlying assets. Therefore, it is not possible to predict accurately the average maturity of a particular asset-backed security. Variations in the maturities of asset-backed securities may affect the yield of the Fund to the extent it invests in such securities. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of asset-backed securities.

BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.


Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed-rate, floating- rate or variable-rate notes and bonds.


Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in high-quality commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper may also be asset backed (that is, backed by a pool of assets representing the obligations of a number of different parties). Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


The Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 days remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's Investors Service, Inc. ("Moody's"), "AA" by Standard & Poor's Corporation ("S&P"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM, or if unrated, determined to be of comparable quality by ETAM. Subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. ETAM will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Fund's Prospectus and in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.


FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. The Fund may purchase such floating-rate and variable-rate notes and bonds, which ordinarily have stated maturities in excess of 13 months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals on a quarterly basis or more frequently. The adjustments, or resets, are based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, if these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

Variable rate demand notes also include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these master demand notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

FOREIGN OBLIGATIONS. The Fund may invest in certain foreign obligations that include U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by ETAM to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with the Fund's investment objectives, the Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund and its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


FUNDING AGREEMENTS. Although the Fund has no current intention to do so, the Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements, that meet the requirements of Rule 2a-7, only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.


The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund generally will be treated as illiquid. If a funding agreement is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Fund's Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

ILLIQUID SECURITIES. The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.


INVESTMENT COMPANY SECURITIES. Although the Fund has no current intention to do so, the Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which the Fund invests as permitted under the 1940

Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.


LETTERS OF CREDIT. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of the Fund.

LOAN PARTICIPATION AGREEMENTS. Although the Fund has no current intention to do so, the Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any loan participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks which are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund generally will be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

MUNICIPAL OBLIGATIONS. The Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax receipts, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Fund will invest in "high-quality" (as that term is defined in Rule 2a-7 under the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months or demand features that shorten the effective maturity date.

PARTICIPATION INTERESTS. The Fund may invest in participation interests of any type of security in which it may invest. A participation interest gives it an undivided interest in the underlying securities in the proportion that its participation interest bears to the total principal amount of the underlying securities.

PRIVATELY ISSUED SECURITIES. The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by ETAM to be "illiquid" are subject to the Fund's policy of not investing more than 10% of its net assets in illiquid securities. ETAM, under guidelines approved by the Board will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

REPURCHASE AGREEMENTS. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Investors Bank & Trust Company ("IBT"), as the Fund's custodian, has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a fund. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of ETAM to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into repurchase agreements.

SECURITIES LENDING. The Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, ETAM considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

UNRATED AND DOWNGRADED INVESTMENTS. The Fund may purchase instruments that are not rated if, in the opinion of ETAM, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. The Fund must purchase these securities in accordance with the Fund's procedures pursuant to Rule 2a-7 under the 1940 Act.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, ETAM determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, ETAM finds that the sale of such security would not be in the Fund's shareholders' best interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated debt securities may be complex and the ability of the Fund to achieve its investment objective may, to the extent it holds unrated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively rated securities.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

FUND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following are the Fund's fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. The Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if the Fund's investment objective is to track the performance of a particular index, the Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track.

2. The Fund shall be a "diversified company" as that term is defined in the 1940 Act.

3. The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. The Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. The Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation with respect to the Fund, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

7. The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

8. The Fund may not purchase physical commodities or contracts relating to physical commodities.

NON-FUNDAMENTAL OPERATING RESTRICTIONS

The following are the Fund's non-fundamental operating restrictions, which may be changed by the Board without shareholder approval.

Unless otherwise indicated, the Fund (as indicated below):

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charges fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund;

2. may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

5. may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

6. may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

7. may not make investments for the purpose of exercising control or management; and

8. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Fund may, not notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Fund or investment objectives and policies consistent with those of the Fund.

FURTHER INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Section 18(f)(1) of the 1940 Act permits the Fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund and provided further that if the Fund's asset coverage falls below 300%, the Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.


As a matter of operating policy, it is the Fund's understanding that the SEC Staff interprets the term "concentration" to mean that a fund will not invest 25% or more of its total assets in a particular industry.


TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of seven series.

--------------------------------------------------------------------------------------------------------------------------

                             NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------------
------------------------------- ---------------------------- ---------------------------- --------------------------------
      NAME, ADDRESS AGE
    AND POSITION HELD WITH      TERM OF OFFICE 1AND LENGTH     PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
            TRUST                     OF TIME SERVED         DURING THE PAST FIVE YEARS               3 HELD
--------------------------------------------------------------------------------------------------------------------------
Steven Grenadier                Since February 1999          Mr. Grenadier is an          None
4500 Bohannon Drive                                          Associate Professor of
Menlo    Park,     CA    94025                               Finance at the Graduate
Age:36                                                       School of Business at
Trustee                                                      Stanford University, where
                                                             he has been employed as a
                                                             professor since 1992.
--------------------------------------------------------------------------------------------------------------------------
Ashley T. Rabun                 Since February 1999          Ms. Rabun is the Founder     Trust For
4500 Bohannon Drive                                          and Chief Executive          Investment
Menlo    Park,     CA    94025                               Officer of InvestorReach     Managers
Age:48                                                       (which is a consulting
Trustee                                                      firm specializing in
                                                             marketing and distribution
                                                             strategies for financial
                                                             services companies formed
                                                             in October 1996).
--------------------------------------------------------------------------------------------------------------------------
George J. Rebhan                Since December 1999          Mr. Rebhan retired in        Trust For
4500 Bohannon Drive                                          December 1993, and prior     Investment
Menlo    Park,     CA    94025                               to that he was President     Managers
Age:67                                                       of Hotchkis and Wiley
Trustee                                                      Funds (investment company)
                                                             from 1985 to 1993.
--------------------------------------------------------------------------------------------------------------------------

                                       14


--------------------------------------------------------------------------------------------------------------------------

                                                           INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers 2              Since February 1999          Ms. Meyers is the Manager,   Meyers Investment Trust
4500 Bohannon Drive                                          Chief Executive Officer,     Meyers Capital Management
Menlo Park, CA 94025                                         and founder of Meyers        LLC
Age:42                                                       Capital Management, a
Trustee                                                      registered investment
                                                             adviser formed in
                                                             January 1996. She
                                                             has also managed
                                                             the Meyers Pride
                                                             Value Fund since
                                                             June 1996.
--------------------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan 2            Since February 2002          Mr. Caplan is Chief          None
4500 Bohannon Drive                                          Financial Products Officer
Menlo Park, CA 94025 Age:                                    and Managing Director of
45                                                           North America for E*TRADE
Trustee                                                      Group, Inc.  He also is
                                                             Chairman of the
                                                             Board and Chief
                                                             Executive Officer
                                                             of E*TRADE
                                                             Financial
                                                             Corporation and
                                                             E*TRADE Bank and a
                                                             Director of E*TRADE
                                                             Global Asset
                                                             Management, Inc. He
                                                             previously served
                                                             as Vice Chairman of
                                                             the Board of
                                                             Directors,
                                                             President and Chief
                                                             Executive Officer
                                                             of Telebanc
                                                             Financial
                                                             Corporation and
                                                             Telebank (renamed
                                                             E*TRADE Bank) from
                                                             1993-2000.
--------------------------------------------------------------------------------------------------------------------------
                                                               OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Liat Rorer                      Since May 2001               Ms. Rorer is Vice            N/A
Age:41                                                       President of Operations
President                                                    and a director of E*TRADE
                                                             Asset Management,
                                                             Inc. She is also a
                                                             Key Business Leader
                                                             of E*TRADE
                                                             Securities, Inc.
                                                             which she joined in
                                                             1999. Prior to that
                                                             Ms. Rorer worked as
                                                             a senior consultant
                                                             for the Spectrem
                                                             Group, (financial
                                                             services consulting
                                                             firm) beginning in
                                                             1998. From 1996 to
--------------------------------------------------------------------------------------------------------------------------



                                       15

--------------------------------------------------------------------------------------------------------------------------
                                                             1998, she was a
                                                             marketing Vice
                                                             President for
                                                             Charles Schwab's
                                                             Retirement Plan
                                                             Services, and prior
                                                             to that she held
                                                             positions in
                                                             Fidelity's Retail
                                                             Services, Legal and
                                                             Institutional
                                                             Services
                                                             Departments.
--------------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried             Since November 2000          Ms. Gottfried joined         N/A
Age:41                                                       E*TRADE in September
Vice President and Treasurer                                 2000.  Prior to that, she
                                                             worked at Wells
                                                             Fargo Bank from
                                                             1984 to 2000 and
                                                             managed various
                                                             areas of Wells
                                                             Fargo's mutual fund
                                                             group.
--------------------------------------------------------------------------------------------------------------------------
Jay Gould                       Since August 2000            Mr. Gould is Secretary of    N/A
Age:46                                                       E*TRADE Asset Management
Secretary                                                    and Chief Counsel of
                                                             E*TRADE Asset
                                                             Management. From
                                                             February to
                                                             December 1999, he
                                                             served as a Vice
                                                             President at
                                                             Transamerica and
                                                             prior to that he
                                                             worked at Bank of
                                                             America (banking
                                                             and financial
                                                             services) from
                                                             1994.
--------------------------------------------------------------------------------------------------------------------------


(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2) Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc.

(3) Directorships include public companies and any company registered as an investment company.

Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each regularly scheduled Board meeting attended; and (ii) $2,000 for each Audit Committee meeting attended. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2001.

----------------------------------------------------------------------------------
                                                AGGREGATE COMPENSATION FROM
         NAME OF PERSON, POSITION                         THE TRUST
----------------------------------------------------------------------------------
Steven Grenadier, Trustee                                  $38,000
----------------------------------------------------------------------------------
Shelly J. Meyers, Trustee                                  $36,000
----------------------------------------------------------------------------------
Mitchell H. Caplan, Trustee                                 None
----------------------------------------------------------------------------------
Ashley T. Rabun, Trustee                                   $38,000
----------------------------------------------------------------------------------
George J. Rebhan, Trustee                                  $38,000
----------------------------------------------------------------------------------

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.

COMMITTEES. The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of each Committee are the Trustees who are not "interested" or "affiliated" persons (as defined in the 1940 Act). The Audit Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings. The Nominating and Corporate Governance Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and the compensation arrangements for each of the Trustees; and reviewing the Board's governance procedures. The Nominating Committee is not required to consider nominees recommended by Fund shareholders. During the fiscal year ended December 31, 2001, the Nominating and Corporate Governance Committee did not hold any meetings.


The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This committee determines the value of any of the Funds' securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the fiscal year ended December 31, 2001, the Pricing Committee held one meeting.

The chart below identifies a range of each Trustee's ownership of shares of the Fund and the range of aggregate holdings of shares in all seven series of the Trust as of December 31, 2001. The ranges are identified as follows: A. none; B. $1 - $10,000; C. $10,001 - $50,000; D. $50,001 - $100,000; or E. over $100,000.

-------------------------------------------------------------------------------------------------------------
                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
          NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES   SECURITIES IN ALL SEVEN SERIES OF
                                                 IN THE FUND                          THE TRUST
-------------------------------------------------------------------------------------------------------------
                                          NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Steven Grenadier                                      A                                   A
-------------------------------------------------------------------------------------------------------------
Ashley T. Rabun                                       A                                   C
-------------------------------------------------------------------------------------------------------------
George J. Rebhan                                      A                                   C
-------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Shelly J. Meyers                                      A                                   A
-------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan                                    A                                   A
-------------------------------------------------------------------------------------------------------------


As of December 31, 2001, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities, Inc. or any company, controlling, controlled by or under common control with ETAM or E*TRADE Securities, Inc.

CODE OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Fund has adopted a code of ethics. The Fund's investment adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2002, no shareholders were known by the Trust to own 5% or more of the outstanding shares of the Fund.

As of April 1, 2002, the Trustees and officers of the Trust as a group owned less than 1% of each of the Fund's equity securities.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER TO THE FUND. Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2001, ETAM provided investment advisory services for over $325 million in assets. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction. The Investment Advisory Agreement will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

Following the Board's consideration and evaluation of information provided by ETAM at separate Board meetings, the Board approved: (i) on August 21, 2001, the continuance of the Fund's Investment Advisory Agreement with ETAM; and (ii) on February 21, 2002 and April 24, 2002, the Fund's conversion from a feeder fund to a stand-alone fund that would be directly managed by ETAM. In approving the continuation of the Investment Advisory Agreement and the conversion of the Fund to a stand-alone fund to be directly managed by ETAM, the Board considered all factors that it deemed relevant, including:

o the investment advisory fees and other expenses that would be paid by the Fund as compared to those of similar funds managed by other investment advisers;

o the significantly increased commitment of personnel and resources that will be provided by ETAM to support the investment advisory services provided to the Fund;

o the willingness of ETAM to agree to limit total fund operating expenses for the Fund to 0.45% of the Fund's average daily net assets until at least April 30, 2003;

o the historical investment performance of the Fund, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment focus and asset types;

o the quality and historical performance of ETAM's investment personnel in providing active management of money market portfolios, including the hiring of additional personnel with relevant portfolio management experience;

o the nature and quality of the investment advisory services that have been provided by ETAM to the Fund, and the other series of the Trust, and that will be provided to the Fund following the conversion of the Fund to a stand-alone Fund;

o ETAM's compliance and monitoring system for assuring that the Fund is in compliance with federal securities laws (in particular Rule 2a-7 under the 1940 Act), the Internal Revenue Code and other applicable laws, as well as with the Fund's investment objectives, policies and restrictions;

o        costs of the services provided by ETAM; and

o current and projected profitability and related other benefits to ETAM in providing investment advisory services to the Fund, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to the Fund.

As a result of this review, the Board, including the Independent Trustees, determined that the advisory fee for the Fund in the Investment Advisory Agreement was fair and reasonable to the Fund and to its shareholders. The Board concluded that, over the long-term, the Investment

Advisory Agreement would: (i) enable ETAM to continue to provide high-quality investment advisory services to the Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to the Fund at a level consistent with the increased demands of the current mutual fund marketplace.


For ETAM's advisory services, the Fund pays ETAM an investment advisory fee equal to 0.12% of the Fund's average daily net assets, provided, however, that the fee would be reduced by an amount equal to any advisory fee payable by a master portfolio with respect to those assets of the Fund that were invested in that master portfolio. Prior to May 1, 2002, the Fund was part of a master-feeder structure and paid ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets that was reduced by 0.10% because of the advisory fee paid by the Money Market Master Portfolio (and indirectly by the Fund as a shareholder in the Money Market Master Portfolio) to its investment adviser, Barclays Global Funds Advisors ("BGFA"), with respect to the Fund's assets that were invested in Money Market Master Portfolio.


The amount of fees paid by the Fund to ETAM for its investment advisory services for the fiscal years ended December 31, 2000 and 2001, respectively, is shown in the table following the discussion in the section titled "Expense Limitation Agreement." As part of the master-feeder structure, the Fund, as a shareholder of the Money Market Master Portfolio, indirectly paid the Money Market Master Portfolio's investment adviser, BGFA (a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank
PLC), an investment advisory fee at an annual rate equal to 0.10% of the Fund's average daily net assets. For the fiscal years ended December 31, 2000 and 2001, the Fund indirectly paid BGFA $109,197 and $174,997, respectively, for its investment advisory services to the Fund.


ADMINISTRATOR OF THE FUND. ETAM also serves as the Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including:
(i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of the Fund.

The Fund pays ETAM an administrative services fee equal to 0.10% of the Fund's average daily net assets. The amount of fees paid by the Fund to ETAM for its administrative services fees for the fiscal years ended December 31, 2000 and 2001, respectively, is shown in the table following the discussion in the section titled "Expense Limitation Agreement." Prior to September 10, 2001, the Fund operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Fund, other than advisory fees, administrative services fees and any expenses of the Money Market Master Portfolio.

SHAREHOLDER SERVICING AGREEMENT. ETAM also acts as shareholder servicing agent for the Fund. As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of the Fund: support of telephone services in connection with the Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Fund and answering questions concerning the Trust and the Fund (including questions regarding shareholders' interests in the Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.


Pursuant to the Shareholder Servicing Agreement, ETAM receives a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund. In addition, ETAM will be allowed to use the shareholder servicing fee it receives under this Shareholder Services Agreement to compensate its affiliates, including the E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to the Fund. The amount of fees paid by the Fund to ETAM for its shareholder servicing fees the year ended December 31, 2001, is shown in the table following the discussion in the section titled "Expense Limitation Agreement." The Shareholder Servicing Agreement became effective on September 10, 2001, and therefore, the Fund did not incur any shareholder servicing fees in prior years.


EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund listed below ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's average daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to

ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

The Fund's Expense Limitation Agreement became effective beginning on September 10, 2001. The table below shows the fees paid by the Fund to ETAM for the years ended December 31, 2000 and 2001. The first column shows the advisory fee paid without the fee waiver, the second column shows the administrative fee paid to ETAM without the fee waiver or assumption, the third column shows the shareholder servicing fee paid to ETAM without the fee waiver or assumption. The fourth column shows the total amount of fees actually paid to ETAM after the fee waivers or assumptions and the fifth column shows the total amount of fees waived by ETAM and other expenses of the Fund assumed by ETAM pursuant to the Expense Limitation Agreement.

                                                                                                   TOTAL AMOUNT
                                                                                                   ------------
                                                                         COMBINED                    OF FEES
                                                                         --------                    -------
                                                                       FEES PAID TO                 WAIVED AND
                                                                       ------------                 ----------
     YEAR*     ADVISORY FEE     ADMINISTRATIVE      SHAREHOLDER         ETAM AFTER                OTHER EXPENSES
     -----     ------------     --------------      -----------         ----------                --------------
                                SERVICES FEE**       SERVICING          FEE WAIVER                   ASSUMED
                                --------------       ---------          ----------                   -------
                                                        FEE***                                       BY ETAM
                                                        ------                                       -------

2000           $21,710          $324,688                 N/A                N/A                        N/A
2001           $34,970          $431,742               $92,808           $481,614                    $77,906
--------------

*    The Fund did not commence operations until April 7, 2000.

** Prior to September 10, 2001, the Fund operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Fund, other than advisory fees, administrative services fees and any expenses of the Money Market Master Portfolio.

*** The Shareholder Servicing Agreement became effective on September 10, 2001, and, therefore, the Fund did not incur any shareholder servicing fees prior to that date.

PRINCIPAL UNDERWRITER. E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, is the Funds' principal underwriter. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE Group.

CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as custodian of the assets of the Fund. As a result, IBT has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian has no responsibility for any of the investment policies or decisions of the Fund.


IBT also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's trust instrument and by-laws, investment policies of the Fund, and 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's annual and semi-annual reports; (5) provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Fund; and (6) prepares tax returns for the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Fund.


INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462 acts as independent accountants for the Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Fund.

LEGAL COUNSEL. Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for the Fund and its Non-Interested Trustees.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION


The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and subject to policies as may be established by the Fund's Board, ETAM is responsible for the Fund's investment portfolio decisions, security selection and the placing of portfolio transactions. In placing orders, it is the policy of the Fund and ETAM to obtain the best execution taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While ETAM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for the Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Fund, ETAM and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Purchases and sales of securities for the Fund usually will be principal transactions. The Fund's Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions.


In the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing the Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by the Fund may have the effect of reducing the total returns of the Fund.


Commissions or concessions charged by brokers that provide research services may be somewhat higher than commissions or concessions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board, ETAM may cause the Fund to pay a broker-dealer that provides brokerage and research services to ETAM an amount of commission or concession for effecting a securities transaction for the Fund in excess of the commission or concession another broker-dealer would have charged for effecting that transaction.

ETAM does not engage brokers and dealers whose commissions or concessions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of concessions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by ETAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's expenses in managing the investment portfolios of the Fund.


Certain of the brokers or dealers with whom the Fund may transact business offer commission rebates to the Fund. ETAM does not currently consider such rebates in assessing the best overall terms available for any transaction. Any such rebates would be as permitted by Section 28(e) of the 1934 Act. The overall reasonableness of brokerage concessions paid is evaluated by ETAM based upon its knowledge of available information as to the general level of concessions paid by other institutional investors for comparable services.


ORGANIZATION, DIVIDEND AND VOTING RIGHTS


The Fund is a diversified, open-end series of E*TRADE Funds (the "Trust"). The Trust is an open-end investment company organized as a Delaware business trust on November 4, 1998. The Trust may issue additional series and classes. The Fund commenced operations on April 7, 2000.


All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of the Fund is effective as to the Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

Like any venture, there can be no assurance that the Fund as an enterprise will be successful or will continue to operate indefinitely. If the Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could you require you to transfer your investment at an inopportune time.

SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

PRICING OF FUND SHARES AND FUND ASSETS. The NAV of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

The Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of its investments at amortized cost with market values. When determining market values for portfolio securities, the Fund uses market quotes if they are readily available. In cases where quotes are not readily available, it may value securities based on fair values developed using methods approved by the Board. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the Fund's NAV calculated using market values declined, or were expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments of that fund in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, direct or indirect (such as the Fund's shareholders) investors in the Fund would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors in the Fund receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the Fund's $1.00 NAV (calculated using amortized cost), the Board might supplement dividends in an effort to maintain the Fund's $1.00 NAV. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to investors of record on the previous business day.

TELEPHONE AND INTERNET REDEMPTION PRIVILEGES. The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

RETIREMENT PLANS. You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND. The Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.


If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will generally not be eligible for the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. However, it is unlikely that the Fund will have net capital gain to distribute.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS. Assuming the Fund maintains a constant net asset value of $1.00 per share, a shareholder will realize no gain or loss upon a redemption, sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

MARKET DISCOUNT. If the Fund purchase a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

UNDERWRITER

DISTRIBUTION OF SECURITIES. Under a Distribution Agreement with the Fund ("Distribution Agreement"), E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter for the continuous offering of the Fund's shares. The Fund pays no compensation to E*TRADE Securities for its distribution services. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares.

The Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of the Fund. The Distribution Agreement further provides that the Distributor will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution the Fund's shares. The Distributor is a wholly owned subsidiary of E*TRADE Group.

PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

CURRENT YIELD. The current yield of the Fund will be calculated based on a 7-day period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one shares at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

EFFECTIVE YIELD. The effective yield of the Fund will be calculated, carried to the nearest hundredth of one percent, by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base period return + 1)^365/7] - 1

TAX EQUIVALENT CURRENT YIELD QUOTATION. The tax equivalent current yield of the Fund will be calculated by dividing the portion of the Fund's current yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

TAX EQUIVALENT EFFECTIVE YIELD QUOTATION. The tax equivalent effective yield of the Fund will be calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.


TOTAL RETURN. The Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

DISTRIBUTION RATE. The distribution rate for the Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains.

Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

YIELD. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b +1)(To the power of 6)-1],
           ---
           cd

where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

PERFORMANCE COMPARISONS:

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices.

Historical data on an index may be used to promote the Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Fund, during the periods shown.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:


         Standard deviation = the square root of S (xi - xm) 2
                                                   -----------
                                                       n-1


Where:     S = "the sum of",

         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the Fund compared to the expected return of the Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

"AAA"

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB, B, CCC, CC OR C"

         Bonds rated "BB, B, CCC, CC or C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

"C1"

         Bonds rated "C1" is reserved for income bonds on which no interest is being paid.

"D"

         Bonds rated "D" are in default and payment of interest and/or payment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S

BOND RATINGS

"Aaa"

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

         Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

         Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

"C"

         Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

         The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DUFF

BOND RATINGS

"AAA"

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

         Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

         The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                 E*TRADE FUNDS

                               E*TRADE BOND FUND


                         PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE Bond Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.
The Fund's investment objective is to seek total return with an emphasis on income, under normal market conditions. The Fund will seek to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities.


ELIGIBLE INVESTORS.
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.
E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control E*TRADE offers electronic access to your account virtually anywhere at any time.

AN INVESTMENT IN THE FUND IS:


     o   NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

     o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

     o   SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS
         OF PRINCIPAL.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE

INVESTMENT OBJECTIVE........................... ..............................3

PRINCIPAL INVESTMENT STRATEGIES...............................................3

FEES AND EXPENSES.............................................................7

FUND MANAGEMENT...............................................................8

HISTORY OF THE FUND...........................................................9

PRICING OF FUND SHARES........................................................9

HOW TO BUY, SELL AND EXCHANGE SHARES.........................................10

DIVIDENDS AND OTHER DISTRIBUTIONS............................................14

TAX CONSEQUENCES.............................................................15

FINANCIAL HIGHLIGHTS.........................................................16

                               E*TRADE BOND FUND

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek total return with an emphasis on income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditons, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities. The debt securities in which the Fund may invest include, among others: debt securities of domestic companies and U.S. dollar denominated foreign corporate issuers; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-related securities issued or guaranteed by private issuers and guarantors; asset-backed securities and short-term debt obligations, including repurchase agreements. commercial paper, and variable rate demand notes.


ETAM will generally invest in debt securities which are rated at the time of purchase at least BBB by Standard & Poor's ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality. In the event that the credit rating of an investment grade security held by the Fund falls below investment grade (or, in the case of unrated securities, ETAM determines that the quality of the security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security if ETAM believes the investment is appropriate. The Fund may also invest up to 5% of its total assets in debt securities rated below investment grade. In any event, the Fund will seek to maintain an average aggregate quality rating of its portfolio securities of at least A by S&P or Moody's, or an equivalent rating by any other NRSRO or, if unrated securities, of a comparable quality as determined by ETAM.

ETAM actively manages the maturity of the Fund's portfolio securities, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, ETAM adjusts the maturity of the Fund's assets among the broad sectors of the fixed income market.

During normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. The maturities of the debt securities in which the Fund may invest will vary and there are no restrictions on the duration of the Fund's portfolio securities. Duration is a measure of the weighted average maturity of the debt securities held by the Fund and measures the expected life of a fixed income security. Duration is used to determine the sensitivity of a security's price to changes in interest rates. The longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio with a duration of five years would decline by approximately 5%.


The Fund may use derivatives (including options, securities index options, swaps and options on futures contracts) for hedging or other protective purposes. The Fund also may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, although there can be no assurances that the Fund's investments will be hedged at any given time or that any hedging transactions will be successful. For purposes of realizing additional income, the Fund also may lend securities to broker-dealers and other financial institutions approved by the Fund's Board of Trustees (the "Board").


The Fund may temporarily invest, without limitation, in high-quality money market instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value or to provide liquidity.

PRINCIPAL RISKS

Like all funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets and will move up and down in reaction to bond market movements, broader market and economic conditions, or other factors that affect particular securities. This means that you could lose money over short periods, and perhaps over longer periods during extended bond market downturns. There is no assurance that the Fund will achieve its investment objective.

ASSET CLASS AND SECURITY SELECTION RISKS. Whenever the Fund's fixed-income securities perform worse than equity securities, the Fund may perform worse than equity funds. In addition, because of ETAM's choice of portfolio securities, the Fund's specific fixed income securities may also underperform other bond funds or benchmarks that are representative of the general performance of the Fund's fixed-income securities.

FIXED INCOME RISK. The Fund's performance will be affected by changes in interest rates, credit risks of the issuer, the duration and maturity of the Fund's fixed income holdings, and adverse market and economic conditions. Other risks that relate specifically to the Fund's fixed income investments include:

         Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value as a result of interest rate changes. Changes in interest rates may have a significant effect on the Fund's holding a significant portion of its assets in fixed income securities with long term maturities.

         Credit Risk. Because debt securities, securities loans and repurchase agreements involve a promise by a third party to honor an obligation to the Fund, the Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a securities loan or repurchase agreement is unable or unwilling to make timely principal and/or interest payments, or otherwise honor its financial obligations.

         Investment Grade Securities Risk. Debt securities are generally rated by NRSROs. The Fund may invest in debt securities rated "BBB" by S&P or Baa by Moody's or an equivalent rating by any other NRSRO selected by ETAM or, with respect to unrated securities, of similar quality as determined by ETAM. These debt securities are considered investment grade and are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt securities in this category than for debt securities in higher rated categories.

         Prepayment and Extension Risks. The Fund's investments in mortgage-backed and asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. This is known as prepayment risk. Such repayments are common when interest rates decline. When such a prepayment occurs, no additional interest will be paid on the investment and the Fund would need to reinvest the monies received from the pre-paid securities at the newer, lower interest rates.

         On the other hand, because rising interest rates tend to extend the duration of the mortgage-backed and asset-backed securities, these securities are even more susceptible to interest rate changes, may exhibit additional volatility and will have reduced returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

U.S. GOVERNMENT SECURITIES. Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the Government. Some U.S. Government securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include options, securities index options, swaps and options on futures contracts. The Fund can use derivatives involving U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase the Fund's exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

SECURITIES LENDING RISK. Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless, in the judgment of ETAM, the consideration to be earned from such loans justifies the risk.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

PORTFOLIO TURNOVER. Generally, the Fund does not purchase securities for short-term trading. However, when appropriate, the Fund will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which could adversely affect Fund performance, and could result in increased taxable gains and income to shareholders.

CHANGE IN INVESTMENT OBJECTIVE. Although there is no current intention to do so, the Fund's investment objective may be changed by the Board without shareholder approval.

FUND PERFORMANCE


The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the Lehman Brothers Intermediate U.S. Aggregate Index. The performance shown in the bar chart and table below for periods prior to November 16, 2001 was achieved under the Fund's prior structure as a passively managed index fund that was part of a master-feeder structure. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.


                       CALENDAR YEAR ANNUAL TOTAL RETURN




                         2000              2001
                         ----              ----
                        11.98%            7.93%


Best quarter (% and time period)               Worst quarter (% and time period)
4.91% (3rd Quarter 2001)                      -0.38% (4th Quarter 2001)

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS(1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                     ONE YEAR    SINCE INCEPTION
                                                                 (8/13/99)

E*TRADE BOND FUND

RETURN BEFORE TAXES                                   7.93%          8.63%

RETURN AFTER TAXES ON DISTRIBUTIONS                   5.60%          6.25%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
  FUND SHARES                                         4.86%          5.74%

LEHMAN BROTHERS INTERMEDIATE U.S. AGGREGATE INDEX
  (CURRENT INDEX) (2)                                 8.68%          8.87%

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
  (PREVIOUS INDEX) (2)                                8.50%          8.87%
--------------------------------------------------------------------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

 (2) Prior to November 16, 2001, the Fund was a passively managed index fund designed to track the Lehman Brothers(R)Government/Credit Bond Index, which is an unmanaged, composite index of the U.S. bond market containing over 5,300 issues. On November 16, 2001, the Fund became an actively managed fund and, as a result, the

      Fund determined that it was appropriate to change its benchmark index to the Lehman Brothers Intermediate U.S. Aggregate Index, which provides a more accurate comparison based on the Fund's current investment objective and investment strategies. The Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index comprised of intermediate U.S. investment-grade fixed rate bonds. An investor cannot invest directly in an index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. Index comparisons begin on September 1, 1999.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                     None
Maximum Deferred Sales Charge (Load)                                 None
Maximum Sales Charge (Load) Imposed in Reinvested
Dividends and other Distributions                                    None
Redemption  Fee (as a percentage of redemption                       1.00%
proceeds, payable only if shares are redeemed within four months of purchase)



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.25%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       2.92%
                                                                    -------
Total Annual Fund Operating Expenses                                 3.17%
Fee Waiver and/or Expense Reimbursement*                            (2.52)%
                                                                    -------
Net Expenses                                                         0.65%
                                                                    =======

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management"--Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.


You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



          1 YEAR*     3 YEARS*     5 YEARS*    10 YEARS*
            $66         $724        $1,406      $3,222

* The costs under the 1 year estimate reflect an Expense Limitation Agreement between E*TRADE Asset Management and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.


FUND MANAGEMENT


INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the supervision of the Board, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance, and policy direction of the Fund. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.


Investment decisions with respect to the Fund are made by an Investment Committee which is headed by J. Laurie Webster, CFA, who serves as the primary portfolio manager for the Fund. Ms. Webster has primary responsibility for the day-to-day management of the Fund and works with the Investment Committee in developing and executing the Fund's investment program. Before joining E*TRADE in March, 2000, Ms. Webster was a Senior Portfolio Manager for Calvert Group since 1996 and served as a portfolio manager for its taxable money market funds.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least

April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


HISTORY OF THE FUND


Prior to November 16, 2001, the Fund was a passively managed index fund that tracked the Lehman Brothers Government/Credit Bond Index. The Fund's former investment objective was to provide investment results that correspond, before fees and expenses, to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index. The Fund was also a feeder fund, which means that the Fund did not invest directly in securities, but instead invested its assets in another fund, the Bond Index Master Portfolio, which, in turn, invested directly in fixed income securities. The Bond Index Master Portfolio is a series of Master Investment Portfolio. The performance information and financial highlights in this Prospectus for the period prior to November 16, 2001 reflect the Fund's performance under that master-feeder structure.


PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading.

Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Fund, it is valued at fair value as determined in good faith by the Board's pricing committee.

The Fund's investments in debt securities which mature in more than 90 days are valued on the basis of market quotations. The Fund's investments in short-term debt securities which mature in 90 days or less are valued, at amortized cost, which approximates market values.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).


After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.


STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                             $2,500

Continuing Minimum Investment*                                      $2,500

To invest in the Fund for your IRA, Roth IRA,                       $1,000
one-person SEP- IRA, or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                     $1,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Fund through a 401(k) Plan                         None


PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the                    $100
Automatic Investment Plan (see below for additional information)

To buy additional shares of the Fund other than through             $250
the Automatic Investment Plan

* Unless you hold your shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1000 if you purchased the shares before September 17, 2001.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investments, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to:
E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.


After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America
Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be available for viewing and printing from our Website.


No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

     1. If you transfer the ownership of your account to another individual or organization.

     2.  When you submit a written redemption for more than $25,000.

     3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

     4. If you add or change your name or add or remove an owner on your account.

     5. If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

REDEMPTION IN-KIND. The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends from net investment income daily and distribute those income dividends monthly. In addition, the Fund intends to distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.


You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE BOND FUND
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------

                                                                                          Period from
                                                                                          August 13, 1999
                                                                                          (commencement
                                                                                          of opeations)
                                                    Year Ended         Year Ended         through
        FOR A SHARE OUTSTANDING FOR THE PERIOD      December           December    (7)    December 31,  (7)
                                                    31, 2001           31, 2000           1999

                                                    -------------      ------------       --------------
          NET ASSET VALUE, BEGINNING OF PERIOD           $ 10.43             $9.91               $10.00
                                                    -------------      ------------       --------------
            INCOME FROM INVESTMENT OPERATIONS:
                         Net investment income              0.58 (8)          0.63                 0.16
              Net realized and unrealized gain
                         (loss) on investments              0.23 (8)          0.49               (0.09)
                                                    -------------      ------------       --------------
       TOTAL INCOME FROM INVESTMENT OPERATIONS              0.81              1.12                 0.07
                                                    -------------      ------------       --------------

                DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net investment income             (0.59)            (0.63)               (0.16)

         Distributions from net realized gains             (0.03)               --                   --
                                                    -------------      ------------       --------------

           TOTAL DISTRIBUTIONS TO SHAREHOLDERS             (0.62)            (0.63)               (0.16)
                                                    -------------      ------------       --------------

      REDEMPTION FEES ADDED TO PAID-IN CAPITAL              0.01              0.03                 0.00 (4)
                                                    -------------      ------------       --------------
                NET ASSET VALUE, END OF PERIOD            $10.63            $10.43                $9.91
                                                    =============      ============       ==============

                                  TOTAL RETURN            7.93 %           11.98 %               0.74 % (3)
                     RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000s omitted)         $8,473            $3,524               $2,327
       Ratio of expenses to average net assets  (1)       0.40 %            0.35 % (5)           0.35 % (5,6)
             Ratio of net investment income to  (2)       5.57 % (8)        6.47 %               6.34 %  (6)
                            average net assets
                       Portfolio turnover rate           25.98 % (10)      52.00 % (9)          25.00 % (3,9)

----------------------------------------------------------------------------------------------------------



   (1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 1.02%.

   (2) Ratio of net investment income to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 4.95%.

   (3) For the period August 13, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.

   (4) Rounds to less than $0.01.

   (5) The Investment Advisor voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period August 13, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.35% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

   (6) Annualized.

   (7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Bond Index Master Portfolio.

   (8) Effective January 1, 2001 the E*TRADE Bond Index Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02 and decrease the ratio of net investment income to average net assets from 5.76% to 5.57%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

   (9) Portfolio turnover rate of Master Portfolio.

  (10) For the period November 16, 2001 through December 31, 2001. Portfolio turnover rate of Master Portfolio was 36% for the period January 1, 2001 through November 13, 2001.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.


Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS

                                E*TRADE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2002



This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus dated May 1, 2002 (as amended from time to time), for the E*TRADE Bond Fund ("Fund"), a separate series of E*TRADE Funds. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Fund's Prospectus.



To obtain a free copy of the Fund's Prospectus and the Fund's most recent annual report to shareholders (dated December 31, 2001 and incorporated herein by reference), please access our Website online (www.etradefunds.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities, Inc. ("E*TRADE Securities") who consent to receive all information about the Fund electronically may invest in the Fund.

                                TABLE OF CONTENTS

                                                                           PAGE

HISTORY OF E*TRADE BOND FUND.............................................     3

INVESTMENT STRATEGIES AND RISKS..........................................     3

FUND POLICIES............................................................    14

TRUSTEES AND OFFICERS....................................................    17

INVESTMENT ADVISORY AND OTHER SERVICES...................................    21

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION...........................    26

ORGANIZATION, DIVIDEND AND VOTING RIGHTS.................................    27

SHAREHOLDER INFORMATION..................................................    29

TAXATION.................................................................    30

UNDERWRITER..............................................................    35

PERFORMANCE INFORMATION..................................................    35

APPENDIX.................................................................    42

HISTORY OF E*TRADE BOND FUND

The E*TRADE Bond Fund ("Fund") is a diversified open-end series of E*TRADE Funds ("Trust"). The Trust is organized as a Delaware business trust and was formed on November 4, 1998.


The Fund's investment objective is to seek total return with an emphasis on income. This investment objective is not fundamental and, therefore, may be changed by the Fund's Board of Trustees ("Board") without the approval of shareholders. The Fund's investment adviser is E*TRADE Asset Management, Inc. ("ETAM").



On November 16, 2001, the Fund became an actively managed fund and as a result, changed its benchmark to the Lehman Brothers Intermediate U.S. Aggregate Index. Prior to that, the Fund was a passively managed index fund that tracked the Lehman Brothers Government/Credit Bond Index. The Fund's investment objective was to provide investment results that correspond, before fees and expenses, to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index. The Fund was also a feeder fund, which means that the Fund did not invest directly in securities, but instead invested its assets in another fund, the Bond Index Master Portfolio, which, in turn, invested directly in fixed income securities. The Bond Index Master Portfolio is a series of Master Investment Portfolio.


INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in the Prospectus of the Fund's investment strategies, policies and risks. These investment strategies and policies may be changed without shareholder approval unless otherwise noted.

BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other obligations in which the Fund may invest may include, among others, uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.


BORROWING MONEY. As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"). However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any new investments.



COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper may also be asset backed (that is, backed by a pool of assets representing the obligations of a number of different parties). Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.



The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) that are rated at the time of purchase at least BBB by Standard & Poor's ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. ETAM will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.


ASSET-BACKED SECURITIES. Asset-backed securities issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

DERIVATIVES. The Fund may use derivatives, including options, securities index options, swaps and options on futures contracts.


         Options. The Fund may purchase put or call options on securities to protect its holdings against a substantial decline in market value or to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities, respectively. The purchase of put options on securities will enable the Fund to preserve, at least partially, value in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

         Securities Index Options. The Fund may purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index while others may be based on a narrower market index. Indexes may also be based on an industry or market segment such as, for example, the Computer and Business Equipment Index, or various other fixed income sectors.


         Swaps. The Fund may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of the Fund. To the extent that these swaps are entered into for hedging purposes, ETAM believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, ETAM will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines approved by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If ETAM is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.


         Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.


Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The Fund will not engage in transactions in options on futures contracts for speculation. The Fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Options on Interest-rate Futures Contracts. The Fund may invest in options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures or price movements in the Fund's securities which are the subject of the transaction.


FLOATING- AND VARIABLE-RATE SECURITIES. The Fund may purchase floating- and variable- rate securities which have floating or variable rates of interest and, under certain limited circumstances, may have varying principal amounts. Floating and variable rate securities may pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the securities price sensitivity to changes in interest rates.

FOREIGN SECURITIES RISK. The Fund's investments in U.S. dollar denominated foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities, which can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; expropriation or nationalization; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

ILLIQUID SECURITIES. To the extent that such investments are consistent with its investment objective, the Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Fund's investment advisor, are of comparable quality to issuers of other permitted investment of the Fund may be used for letter of credit-backed investments.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid in most cases, monthly. CMOs may be collateralized by whole mortgage loans or collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.


A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is difficult to predict with certainty the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.


MUNICIPAL BONDS. The Fund may invest in municipal bonds whose interest payments may be from revenues of similar projects (such as housing or hospitals) or where issuers share the same geographic location. As a result, the Fund's investments in municipal bonds may be more susceptible to similar economic, political or regulatory developments than bonds with a greater geographic and project variety. This susceptibility may result in greater fluctuations in share prices for municipal bonds.

OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS AND CORPORATIONS. The Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment advisor to be of comparable quality to the other obligations in which the Fund may invest.

The Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


The Fund also may invest a portion of its total assets in high quality, debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.


REPURCHASE AGREEMENTS. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM monitors on an on-going basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited.


While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of ETAM to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into repurchase agreements.


SECURITIES LENDING. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer, or financial institution, the Fund's custodian considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Fund does not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one-third of the current value of the Fund's total assets. Loans of securities by the Fund are subject to termination at the Fund's or the borrower's option.

The principal risk of lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest of fee earned thereon to the borrower or a placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with the Fund or ETAM.


SECURITIES UNDERWRITTEN BY E*TRADE SECURITIES. The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which E*TRADE Securities or any of its affiliates participates. These procedures prohibit the Fund from directly or indirectly benefiting E*TRADE Securities or any of its affiliates in connection with such underwritings. In addition, for underwritings where E*TRADE Securities or any of its affiliates participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Fund may invest include:
(i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase at least "Prime-2" by Moody's or "A-2" by S&P, or, an equivalent rating by any other NRSRO selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "BBB" by S&P or Baa by Moody's; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the ETAM are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.



UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. The Fund may purchase instruments that are not rated if obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund, if ETAM believes such an investment is appropriate. To the extent the ratings given by Moody's, S&P, or by any other NRSRO selected by ETAM or, a rating that ETAM determined to be of comparable credit quality with respect to unrated securities, change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings or guidelines as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's, S&P, and other NRSROs are more fully described in the Appendix to this SAI.



Because the Fund is not required to sell downgraded securities, the Fund could hold debt securities rated below "BBB" by S&P, "Baa" by Moody's, or an equivalent rating by any other NRSROselected by ETAM or, if unrated, that ETAM determined to be of comparable credit quality. Although they may offer higher yields than do higher rated securities, low rated, and unrated, low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated, low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated, low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated, low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.


Low-rated or unrated low-quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated low-quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Fund may incur additional expenses to seek recovery.



U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. may vary in terms of the degree of support afforded by the Government. Some U.S. Government obligations may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency obligations are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association.



Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.


FUND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following are the Fund's fundamental investment restrictions which, along with the Fund's investment objective, cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


Unless indicated otherwise below, the Fund:

1.       shall be a "diversified company" as that term is defined in the 1940
         Act.

2. may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time;

3. may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting;

5. may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans;

6. may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if the Fund's investment objective is to track the performance of a particular index, the Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track.

7. may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and

8. may not purchase physical commodities or contracts relating to physical commodities.

NON-FUNDAMENTAL OPERATING RESTRICTIONS


The following are the Fund's non-fundamental operating restrictions, which may be changed by the Fund's Board without shareholder approval.

1. The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Fund's investment in such securities currently is limited, subject to certain exceptions, to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Fund's total assets with respect to any one investment company, and (c) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses, such as investment advisory and administrative fees, that would be in addition to those charged by the Fund.

2. The Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

4. The Fund may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on
         Section 12(d)(1)(F) or (G) of the 1940 Act.

         The Fund may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Fund or investment objectives and policies consistent with those of the Fund.

5. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities. The Fund will provide shareholders with 60 days' notice of any changes to this non-fundamental investment policy.


FURTHER INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS


Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the Fund's total assets and to not more than 10 percent of the outstanding voting securities of such issuer.



Section 18(f)(1) of the 1940 Act permits the Fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund and provided further that if the Fund's asset coverage falls below 300%, the Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.



As a matter of operating policy, it is the Fund's understanding that the SEC Staff interprets the term "concentration" to mean that the Fund will not invest 25% or more of its total assets in a particular industry.


TRUSTEES AND OFFICERS


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of seven series.



--------------------------------------------------------------------------------------------------------------------------

                                                 NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

   NAME, ADDRESS                TERM OF OFFICE (1)                   PRINCIPAL                       OTHER
  AGE AND POSITION                  AND LENGTH                  OCCUPATION(S) DURING           DIRECTORSHIPS (3)
  HELD WITH TRUST                 OF TIME SERVED                THE PAST FIVE YEARS                   HELD
--------------------------------------------------------------------------------------------------------------------------
Steven Grenadier                Since February 1999          Mr. Grenadier is an               None
4500 Bohannon Drive                                          Associate Professor of
Menlo Park, CA 94025                                         Finance at the Graduate
Age:36                                                       School of Business at
Trustee                                                      Stanford University, where
                                                             he has been employed as a
                                                             professor since 1992.

--------------------------------------------------------------------------------------------------------------------------

Ashley T. Rabun                 Since February 1999          Ms. Rabun is the Founder          Trust For Investment
4500 Bohannon Drive                                          and Chief Executive               Managers
Menlo Park, CA 94025                                         Officer of InvestorReach
Age:48                                                       (which is a consulting
Trustee                                                      firm specializing in
                                                             marketing and distribution
                                                             strategies for financial
                                                             services companies formed
                                                             in October 1996).

--------------------------------------------------------------------------------------------------------------------------

George J. Rebhan                Since December 1999          Mr. Rebhan retired in             Trust For Investment

4500 Bohannon Drive                                          December 1993, and prior          Managers
Menlo Park, CA 94025                                         to that he was President
Age:67                                                       of Hotchkis and Wiley
Trustee                                                      Funds (investment company)
                                                             from 1985 to 1993.
--------------------------------------------------------------------------------------------------------------------------

                                                INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

Shelly J. Meyers (2)            Since February 1999          Ms. Meyers is the Manager,        Meyers Investment Trust
4500 Bohannon Drive                                          Chief Executive Officer,          Meyers Capital
Menlo Park, CA 94025                                         and founder of Meyers             Management LLC
Age:42                                                       Capital Management, a
Trustee                                                      registered investment
                                                             adviser formed in January
                                                             1996. She has also managed
                                                             the Meyers Pride Value
                                                             Fund since June 1996.
--------------------------------------------------------------------------------------------------------------------------

Mitchell H. Caplan (2)          Since February 2002          Mr. Caplan is Chief               None
4500 Bohannon Drive                                          Financial Products Officer
Menlo Park, CA 94025                                         and Managing Director of
Age: 45                                                      North America for E*TRADE
Trustee                                                      Group, Inc.  He also is
                                                             Chairman of the Boardand
                                                             Chief Executive Officer
                                                             of E*TRADE Financial
                                                             Corporation and E*TRADE
                                                             Bank and a Director of
                                                             E*TRADE Global Asset
                                                             Management, Inc. He
                                                             previously served as Vice
                                                             Chairman of the Board of
                                                             Directors, President and
                                                             Chief Executive Officer
                                                             of Telebanc Financial
                                                             Corporation and Telebank
                                                             (renamed E*TRADE Bank)
                                                             from 1993-2000.
--------------------------------------------------------------------------------------------------------------------------

                                                        OFFICERS
--------------------------------------------------------------------------------------------------------------------------

Liat Rorer                      Since May 2001               Ms. Rorer is Vice                 N/A
Age:41                                                       President of Operations
President                                                    and a director of E*TRADE
                                                             Asset Management, Inc. She
                                                             is also a Key Business
                                                             Leader of E*TRADE
                                                             Securities, Inc. which she
                                                             joined in 1999. Prior to
                                                             that Ms. Rorer worked as
                                                             a senior consultant for
                                                             the Spectrem Group,
                                                             (financial services
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                             consulting firm)
                                                             beginning in 1998. From
                                                             1996 to 1998, she was a
                                                             marketing Vice President
                                                             for Charles Schwab's
                                                             Retirement Plan Services,
                                                             and prior to that she
                                                             held positions in
                                                             Fidelity's Retail
                                                             Services, Legal and
                                                             Institutional Services
                                                             Departments.
--------------------------------------------------------------------------------------------------------------------------

Elizabeth Gottfried             Since November 2000          Ms. Gottfried joined              N/A
Age:41                                                       E*TRADE in September
Vice President and Treasurer                                 2000.  Prior to that, she
                                                             worked at Wells Fargo
                                                             Bank from 1984 to 2000
                                                             and managed various
                                                             areas of Wells Fargo's
                                                             mutual fund group.
--------------------------------------------------------------------------------------------------------------------------

Jay Gould                       Since August 2000            Mr. Gould is Secretary of         N/A
Age:46                                                       E*TRADE Asset Management
Secretary                                                    and Chief Counsel of
                                                             E*TRADE Asset Management.
                                                             From February to
                                                             December 1999, he served
                                                             as a Vice President at
                                                             Transamerica and prior
                                                             to that he worked at
                                                             Bank of America (banking
                                                             and financial services)
                                                             from 1994.
--------------------------------------------------------------------------------------------------------------------------



(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2) Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc.

(3) Directorships include public companies and any company registered as an investment company.



Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each regularly scheduled Board meeting attended; and (ii) $2,000 for each Audit Committee meeting attended. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2001.



--------------------------------------------------------------
                                   AGGREGATE COMPENSATION
  NAME OF PERSON, POSITION             FROM THE TRUST
--------------------------------------------------------------
Steven Grenadier, Trustee                  $38,000
--------------------------------------------------------------
Shelly J. Meyers, Trustee                  $36,000
--------------------------------------------------------------
Mitchell H. Caplan, Trustee                  None
--------------------------------------------------------------
Ashley T. Rabun, Trustee                   $38,000
--------------------------------------------------------------
George J. Rebhan, Trustee                  $38,000
--------------------------------------------------------------


No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.


COMMITTEES. The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of each Committee are the Trustees who are not "interested" or "affiliated" persons (as defined in the 1940 Act). The Audit Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings. The Nominating and Corporate Governance Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and the compensation arrangements for each of the Trustees; and reviewing the Board's governance procedures. The Nominating Committee is not required to consider nominees recommended by Fund shareholders. During the fiscal year ended December 31, 2001, the Nominating Committee and Corporate Governance Committee did not hold any meetings.



The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This committee determines the value of any of the Funds' securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the fiscal year ended December 31, 2001, the Pricing Committee held one meeting.



The chart below identifies a range of each Trustee's ownership of shares of the Fund and the range of aggregate holdings of shares in all seven series of the Trust as of December 31, 2001. The ranges are identified as follows: A. none; B. $1 - $10,000; C. $10,001 - $50,000; D. $50,001 - $100,000; or E. over $100,000.

-------------------------------------------------------------------------------------------------
                                                                 AGGREGATE DOLLAR RANGE OF
                             DOLLAR RANGE OF EQUITY           EQUITY SECURITIES IN ALL SEVEN
  NAME OF TRUSTEE            SECURITIES IN THE FUND                 SERIES OF THE TRUST
-------------------------------------------------------------------------------------------------
                            NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------
Steven Grenadier                       A                                     A
-------------------------------------------------------------------------------------------------
Ashley T. Rabun                        A                                     C
-------------------------------------------------------------------------------------------------
George J. Rebhan                       B                                     C
-------------------------------------------------------------------------------------------------
                              INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------
Shelly J. Meyers                       A                                     A
-------------------------------------------------------------------------------------------------
Mitchell H. Caplan                     A                                     A
-------------------------------------------------------------------------------------------------



As of December 31, 2001, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities, Inc. or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities, Inc.



CODE OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Fund has adopted a code of ethics. The Fund's investment adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2002, no shareholders were known by the Trust to own 5% or more of the Fund's outstanding shares.



As of April 1, 2002, the Trustees and officers of the Trust as a group owned less than 1% of each Fund's equity securities.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Under an investment advisory agreement with the Fund, ETAM provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE Group, and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2001, ETAM provided investment advisory services for over $325 million in assets. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.



Subject to general supervision of the E*TRADE Funds' Board and in accordance with the investment objective, policies and restrictions of the Fund, ETAM provides the Fund with ongoing and day-to-day management of the Fund, investment guidance, and policy direction of the Fund pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.



In connection with the Fund's conversion to an actively managed fund, the Board approved, subject to shareholder approval, a new Investment Advisory Agreement on August 21, 2001 with ETAM in order to increase the advisory fee paid to ETAM to reflect an increase in ETAM's obligations as a result of the conversion of the Fund from a feeder fund to an actively managed stand-alone fund that would be directly managed by ETAM. Other than this increase in advisory fees, the new Investment Advisory Agreement did not affect the terms of the Fund's prior Advisory Agreement with ETAM.



Following the Board's consideration and evaluation of information provided by ETAM, the Board approved the new Investment Advisory Agreement with ETAM and recommended the approval of the Investment Advisory Agreement to Fund shareholders. The new Investment Advisory Agreement was approved by shareholders at a meeting held on November 2, 2001. In approving the new Investment Advisory Agreement, the Board considered all factors that it deemed relevant, including:



o the investment advisory fees and other expenses that would be paid by the Fund as compared to those of similar funds managed by other investment advisers. The Trustees noted in particular that, the investment advisory fee would remain below the median contractual fee rate at similar asset levels for funds having similar investment objectives, strategies and asset types, as indicated in an independent study prepared for the Board;

o the significantly increased commitment of personnel and resources that would be provided by ETAM to support the investment advisory services provided to the Fund;

o the impact of the change in the investment advisory fee rate and certain changes to other expenses of the Fund on the total expense ratio, the de facto historic subsidization by ETAM of the Fund's expenses through its unitary administrative fee structure and the willingness of ETAM to agree to limit total operating expenses for the Fund to 0.65% of the Fund's average daily net assets until at least August 31, 2002 and which was subsequently extended until April 30, 2003;

o the historical investment performance of the Fund, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment focus and asset types;

o the quality and historical performance of ETAM's investment personnel in providing active management of fixed income accounts;

o ETAM's compliance and monitoring system for assuring that the Fund is in compliance with federal securities laws, the Internal Revenue Code and other applicable laws, as well as with the Fund's investment objectives, policies and restrictions;

o the nature and quality of the investment advisory services that have been provided by ETAM to the Fund and the other series of the Trust; and

o current and projected profitability and related other benefits to ETAM in providing investment advisory services to the Fund, both under the old advisory fee schedule and the current advisory fee schedule, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to the Fund.



As a result of this review, the Board, including the Independent Trustees, determined that the increase in the advisory fee for the Fund in the Investment Advisory Agreement was fair and reasonable to the Fund and to its shareholders. The Board concluded that the Investment Advisory Agreement would, over the long-term: (i) enable ETAM to continue to provide high-quality investment advisory services to the Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to the Fund at a level consistent with the increased demands of the current mutual fund marketplace.



For ETAM's advisory services, the Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets. Prior to November 16, 2001, the Fund was part of a master-feeder structure. Under that structure, the Fund paid ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets. The Fund paid ETAM approximately $92, $568 and $3,159 for its investment advisory services to the Fund in 1999, 2000 and 2001, respectively.



As part of the master-feeder structure, the Fund, as a shareholder of the Bond Index Master Portfolio, indirectly paid the Bond Index Master Portfolio's investment adviser, Barclays Global Financial Advisors (a direct subsidiary of Barclays Global Investors, N.A., which, in turn, is an indirect subsidiary of Barclays Bank PLC), an investment advisory fee at an annual rate equal to 0.08% of the Fund's average daily net assets. The Fund indirectly paid BGFA $406, $2,300 and $3,437 for its investment advisory services to the Fund in 1999, 2000 and for the period from January 2, 2001 through November 13, 2001, respectively.



ADMINISTRATOR OF THE FUND. ETAM, the Fund's investment adviser, also serves as the Fund's administrator. ETAM's provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by ETAM, in its capacity as the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of the Fund.



Pursuant to an Administrative Services Agreement with the Fund, ETAM receives a fee equal to 0.15% of the average daily net assets of the Fund. The Fund paid ETAM approximately $1,249, $7,164 and $12,157 for its administrative services to the Fund in 1999, 2000 and 2001, respectively.. Prior to September 10, 2001, the Fund operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Fund, other than advisory fees, administrative services fees and any expenses of the Bond Index Master Portfolio.

SHAREHOLDER SERVICING AGREEMENT. Under a Shareholder Servicing Agreement, ETAM also acts as shareholder servicing agent for the Fund. As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of the Fund: support of telephone services in connection with the Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Fund and answering questions concerning the Trust and the Fund (including questions regarding shareholders' interests in the Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent the ETAM is permitted to do so under applicable statutes, rules or regulation.


Pursuant to the Shareholder Services Agreement, ETAM receives a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. In addition, ETAM will be allowed to use the service fees it receives under the Shareholder Services Agreement to compensate its affiliates, including the E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to the Fund. The Fund paid ETAM $2,263 for its shareholder servicing fees for the period from September 10, 2001 to December 31, 2001. The Shareholder Servicing Agreement became effective on September 10, 2001, and therefore, the Fund did not incur any shareholder servicing fees in prior to that date.



EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to that Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.



The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.



The Fund's Expense Limitation Agreement became effective beginning on September 10, 2001. The table below shows the fees paid by the Fund to ETAM for the year ended December 31, 1999, 2000 and 2001, respectively. The first column shows the advisory fee paid without the fee waiver, the second column shows the administrative fee paid to ETAM without the fee waiver or assumption, the third column shows the shareholder servicing fee paid to ETAM without the fee waiver or assumption. The fourth column shows the total amount of fees actually paid to ETAM after the fee waivers or assumptions and the fifth column shows the total amount of fees waived by ETAM and other expenses of the Fund assumed by ETAM pursuant to the Expense Limitation Agreement.



                                                                                            TOTAL AMOUNT
                                                                                               OF FEES
                                                                        COMBINED             WAIVED AND
                                                    SHAREHOLDER       FEES PAID TO         OTHER EXPENSES
                             ADMINISTRATIVE          SERVICING         ETAM AFTER              ASSUMED
YEAR*       ADVISORY FEE     SERVICES FEE**           FEE***           FEE WAIVER              BY ETAM
-----       ------------     --------------           ------           ----------              -------
1999        $92              $1249                      N/A                N/A                   N/A
2000        $568             $7,164                     N/A                N/A                   N/A
2001        $3,159           $12,157                  $2,263            $(14,908)              $21,002

--------------

*     The Fund did not commence operations until August 13, 1999.

** Prior to September 10, 2001, the Fund operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Fund, other than advisory fees, administrative services fees and any expenses of the Bond Index Master Portfolio.

*** The Shareholder Servicing Agreement became effective on September 10, 2001, and, therefore, the Fund did not incur any shareholder servicing fees prior to that date.


PRINCIPAL UNDERWRITER. E*TRADE Securities, Inc. ("E*TRADE Securities"), 4500 Bohannon Drive, Menlo Park, CA 94025, is the Fund's principal underwriter. The underwriter is a wholly owned subsidiary of E*TRADE Group, Inc., and as a result, is deemed to be an affiliate of ETAM. E*TRADE Securities receives no compensation for its services as the Fund's principal underwriter.


CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as custodian of the assets of the Fund. As a result, IBT has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian has no responsibility for any of the investment policies or decisions of the Fund.

IBT also acts as the Fund's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's trust instrument and by-laws, investment policies of the Fund, and 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's annual and semi-annual reports; (5) provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Fund; and
(6) prepares tax returns for the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Fund.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462, acts as independent accountants for the Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Fund.


LEGAL COUNSEL. Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for the Fund and its Non-Interested Trustees.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION


The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Advisory Agreement and subject to policies as may be established by the Fund's Board of Trustees, ETAM is responsible for the Fund's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best execution taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While ETAM generally seeks reasonably competitive commissions or concessions, the Fund will not necessarily be paying the lowest spread or commission available.


Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for the Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Fund, ETAM and their affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.


Purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions.



In the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing the Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by the Fund may have the effect of reducing the total returns of the Fund.



Commissions or concessions charged by brokers that provide research services may be somewhat higher than commissions or concessions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board, ETAM may cause the Fund to pay a broker-dealer that provides brokerage and research services to ETAM an amount of commission or concession for effecting a securities transaction for the Fund in excess of the commission or concession another broker-dealer would have charged for effecting that transaction.



ETAM does not engage brokers and dealers whose commissions or concessions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of concessions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by ETAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's expenses in managing the investment portfolios of the Fund.



Certain of the brokers or dealers with whom the Fund may transact business offer commission rebates to the Fund. ETAM considers such rebates in assessing the best overall terms available for any transaction. Any such rebates would be as permitted by Section 28(e) of the 1934 Act. The overall reasonableness of brokerage commissions paid is evaluated by ETAM based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.


ORGANIZATION, DIVIDEND AND VOTING RIGHTS


The Fund is a diversified series of E*TRADE Funds ("Trust"), an open-end investment company, organized as a Delaware business trust on November 4, 1998. The Trust may issue additional series and classes. The Fund commenced operations on August 13, 1999.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.



Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

Like any venture, there can be no assurance that the Fund as an enterprise will be successful or will continue to operate indefinitely. If the Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could require you to transfer your investment at an inopportune time.


SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

PRICING OF FUND SHARES AND FUND ASSETS. The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open for trading Monday through Friday except on national holidays observed by the NYSE. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

Values are determined according to accepted accounting practices and all laws and regulations that apply. ETAM may, from time to time, under the general supervision of the Board of Trustees or its pricing committee, utilize the services of one or more pricing services available in valuing the assets of the Fund. In addition, there may be occasions when a different pricing provider or methodology is used. ETAM will continuously monitor the performance of these services.

The Fund's investments in debt securities which mature in more than 90 days are valued on the basis of market quotations. The Fund's investments in short-term debt securities which mature in 90 days or less are valued, at amortized cost method of valuation, which approximates market values. The Fund's investments in United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, are valued at representative quoted prices. The Fund's investments in long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker. The Fund's investments in mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the pricing committee of the Board of Trustees using its best judgment.

The Fund's investments in purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security. When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase or sale transaction, the Fund realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

TELEPHONE AND INTERNET REDEMPTION PRIVILEGES. The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

RETIREMENT PLANS. You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.


TAXATION OF THE FUND. The Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC , the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.


FOREIGN TAXES. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a RIC and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income. The Fund does not expect to pass through foreign taxes to its shareholders.


Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

EQUALIZATION. The Fund may use the so-called "tax equalization method" to allocate a portion of earnings and profits to redemption proceeds. This method is intended to permit the Fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations changed. Although using this method will not affect the Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.


BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding")from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

MARKET DISCOUNT. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS. Certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these options generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

UNDERWRITER

DISTRIBUTION OF SECURITIES. Under a Distribution Agreement with the Fund ("Distribution Agreement"), E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter for the continuous offering of the Fund's shares. The Fund pays no compensation to E*TRADE Securities for its distribution services. The Distribution Agreement provides that E*TRADE Securities will use its best efforts to distribute the Fund's shares.

The Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of the Fund. The Distribution Agreement further provides that the Distributor will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. E*TRADE Securities is a wholly owned subsidiary of E*TRADE Group, Inc. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:


P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years


ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.


TOTAL RETURN. The Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


AFTER-TAX RETURNS

The Fund may, from time to time, include "total return (after taxes on distributions)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1+T)n = ATVD

Where:

     P =       a hypothetical initial payment of $1,000,

     T =       average annual total return (after taxes on distributions),

     n =       number of years

     ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions but not after taxes on redemptions

The Fund may, from time to time, include "total return (after taxes on distributions and redemption)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1+T)n = ATVDR

Where:

     P=        a hypothetical initial payment of $1,000,

     T= average annual total return (after taxes on distributions and redemption),

     n=        number of years

     ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions and redemption

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The total average annual return as defined above for the Fund for the one year period ended December 31, 2001 (as applicable), and since the commencement of operations of the Fundto December 31, 2001, are as follows:

----------------------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS* (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                ONE YEAR     SINCE INCEPTION
                                                                               (August 13,
                                                                                  1999)
E*TRADE BOND FUND

RETURN BEFORE TAXES                                               7.93%           8.63%

RETURN AFTER TAXES ON DISTRIBUTIONS                               5.60%           6.25%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES       4.86%           5.74%

----------------------------------------------------------------------------------------------

* After tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.


DISTRIBUTION RATE. The distribution rate for the Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

YIELD. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

        2[(a-b+1)(To the power of 6)-1],
YIELD =    ---
           cd

where:

a = dividends and interest earned during the period;

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

PERFORMANCE COMPARISONS:

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.


MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices.

Historical data on the Bond Index may be used to promote the Fund. The historical Bond Index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one debt security or in managed portfolios of debt securities, such as the Fund, during the periods shown.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S.

Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  S (xi - xm)2
                                                    ----------
                                                        n-1

Where:   S = "the sum of",

        xi = each individual return during the time period,

        xm = the average return over the time period, and

         n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market.

Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

                                    APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

"AAA"

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB, B, CCC, CC OR C"

Bonds rated "BB, B, CCC, CC or C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

"C1"

Bonds rated "C1" is reserved for income bonds on which no interest is being paid.

"D"

Bonds rated "D" are in default and payment of interest and/or payment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S

BOND RATINGS

"Aaa"

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

"C"

Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DUFF

BOND RATINGS

"AAA"

Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                  E*TRADE FUNDS

                       E*TRADE FINANCIAL SECTOR INDEX FUND


                          PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE Financial Sector Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

The Fund's investment objective is to seek to match as closely as practicable, before fees and expenses, the total return of the stocks comprising the Dow Jones U.S. Financial Sector (DJFS) Index(SM). The Fund seeks to achieve its objective by investing in a representative sample of those securities comprising the DJFS Index.

ELIGIBLE INVESTORS.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

o     NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;
o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND
o     SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE

RISK/RETURN SUMMARY...........................................................3

FEES AND EXPENSES.............................................................6

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.......7

FUND MANAGEMENT...............................................................8

PRICING OF FUND SHARES.......................................................10

HOW TO BUY, SELL AND EXCHANGE SHARES.........................................10

DIVIDENDS AND OTHER DISTRIBUTIONS............................................15

TAX CONSEQUENCES.............................................................15

DOW JONES....................................................................16

FINANCIAL HIGHLIGHTS.........................................................18

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to seek to match as closely as practicable, before fees and expenses, the total return of the stocks comprising the DJFS Index.*


Principal Investment Strategies


The Fund currently seeks to achieve its investment objective by investing in a representative sample of those securities comprising the DJFS Index. The DJFS Index measures the performance of the financial economic sector of the U.S. public equity market. Component companies include major banks, regional banks, diversified financial companies, insurance companies, real estate companies, savings and loan associations, and securities brokers.


The DJFS Index represents approximately 16% of the market capitalization of listed U.S. equities and is a capitalization-weighted subset of the Dow Jones U.S. Total Market Index ("Total Market Index"). The DJFS Index includes only companies in the financial sector of the Total Market Index whose primary source of profit is the return on financial assets. As of December 31, 2001, the DJFS Index consisted of 287 stocks. The Total Market Index measures the performance of the U.S. public equity broad markets and represents 95% of the market capitalization of listed U.S. equity securities. As of December 31, 2001, the Total Market Index consisted of 1677 stocks. In compiling the Total Market Index, all foreign issues, including ADRs and GDRs, and companies that are at least 75% owned by another company are eliminated from the universe. The DJFS Index is reconstituted quarterly to reflect changes in the marketplace. As of December 31, 2001, the DJFS Index was concentrated in diversified financial services and banks, which comprised approximately 38% and 49%, respectively, of its market capitalization.


The Fund invests in a representative sample of stocks in the DJFS Index that have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures that are intended to be representative of the DJFS Index.


Generally, the Fund attempts to be fully invested at all times in securities comprising the DJFS Index. The Fund also may invest up to 10% of its assets in shares of exchange traded funds ("ETFs"), futures and options on stock index futures covered by liquid assets and in high-quality money market instruments to provide liquidity for redemptions.


----------------------
* "Dow Jones(SM)" and "Dow Jones U.S. Financial Sector Index(SM)" are service marks of Dow Jones & Company Inc. and have been licensed for use for certain purposes by ETAM. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.

Principal Risks

Stocks may rise and fall daily. The stocks in the DJFS Index represent a significant portion of the financial economic sector of the U.S. stock market. The DJFS Index may also rise and fall daily and perform differently than the broader market. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The DJFS Index may not appreciate, and could depreciate, while you are invested in the Fund, even if you are a long-term investor.

The Fund is non-diversified which means that the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the stocks of a single issuer or a limited number of issuers, the stocks of the Fund may be more sensitive to changes in market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results because it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

The DJFS Index may be concentrated in the stocks of issuers of one or more industries or groups of industries and, therefore, the Fund's investments may likewise be concentrated. Greater risk and increased volatility is associated with investments in a single sector of the stock market (as opposed to investments in a broader range of industry sectors). The value of the Fund's shares in the financial economic sector may be especially sensitive to factors and risks that specifically affect the financial economic sector, and as a result, the Fund's share price may fluctuate more widely than the value of the shares of a mutual fund that invests in a broader range of industry sectors.

The financial economic sector is subject to extensive government regulation, can be subject to relatively rapid change due to increased blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, and price competition. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial economic sector.

The banking industry can also be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, the banking industry can be significantly affected by changes in general economic conditions and interest rates.

In seeking to match the performance of the DJFS Index, the Fund will also be limited as to its investments in other sectors of the U.S. stock market. As a result, whenever the financial economic sector of the U.S. stock market performs worse than other sectors, the Fund may underperform funds that have exposure to those sectors of the market. Likewise, whenever financial stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments.

The Fund cannot as a practical matter own all the stocks that make up the DJFS Index in perfect correlation to the DJFS Index itself. The use of ETFs, futures and options on futures is intended to help the Fund better match the DJFS Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the DJFS Index during down markets as well as during up markets.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance


The bar chart and table that follow shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the DJFS Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.95% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.


                        CALENDAR YEAR ANNUAL TOTAL RETURN

                                      2001
                                      ----
                                     -7.25%


Best quarter (% and time period)               Worst quarter (% and time period)
   8.21 % (2nd Quarter 2001)                        -12.20% (3rd Quarter 2001)



-------------------------------------------------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS(1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)
                                                                                      ONE YEAR        SINCE INCEPTION
                                                                                                         (12/29/00)
E*TRADE Financial Sector Index Fund

Return Before Taxes                                                                    -7.25%              -7.19%

Return After Taxes on Distributions                                                    -7.66%              -7.60%

Return After Taxes on Distributions and Sale of Fund Shares                            -4.42%              -5.95%

DJFS Index(2)                                                                          -8.26%              -8.21%
-------------------------------------------------------------------------------------------------------------------------

(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Index comparisons begin on December 29, 2000. An investor can not invest directly in an index.


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases              None
Maximum Deferred Sales Charge (Load)                          None
Maximum Sales Charge (Load) Imposed in
Reinvested Dividends and other Distributions                  None
Redemption Fee (as a percentage of redemption
proceeds, payable only if shares are redeemed
within four months of purchase)                               1.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                               0.25%
Distribution (12b-1) Fees                                     None
Other Expenses                                                2.87%
                                                             -------
Total Annual Fund Operating Expenses                          3.12%
Fee Waiver and/or Expense Reimbursement*                     (2.17)%
                                                             -------
Net Expenses                                                  0.95%

* The Fee Waiver and/orExpense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.95%.


You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low-balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR*       3 YEARS*        5 YEARS*           10 YEARS*
  $97          $ 745          $ 1,417             $ 3,212

* The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the 3, 5 and 10 year estimates.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to seek to match as closely as practicable, before fees and expenses, the total return of the stocks comprising the DJFS Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.


The Fund may concentrate its investments in stocks of issuers in a particular industry or group of industries to approximately the same extent the DJFS Index is so concentrated. As of March 31, 2002, the three largest industries (based on Dow Jones industry code classifications) were diversified financial services, banks and insurance (which comprised approximately 26%, 37% and 20%, respectively, of its market capitalization). These percentages may change over time. The Fund may not be permitted under applicable law to invest more than 5% of its total assets in any one financial services company and may not hold interests in proportion to the Index. Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies comprising the DJFS Index. That portion of its assets is not actively managed but simply tries to match, before fees and expenses, the total return of the DJFS Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets, before fees and expenses, and the DJFS Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the DJFS Index. The Fund also may invest up to 10% of its assets in ETFs, as well as futures and options on stock index futures and in high-quality money market instruments to provide liquidity for purposes such as to pay redemptions and fees. The Fund may also engage in securities lending of its portfolio securities.


The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible and before fees and expenses, the investment characteristics of the DJFS Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industry sectors, such as the financial economic sector.


The Fund's ability to match its investment performance to the investment performance of the DJFS Index may be affected by, among other things: (i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the DJFS Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the DJFS Index. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the stocks comprising the DJFS Index.

As do many index funds, the Fund also may invest in ETFs, as well as futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the DJFS Index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders orders. By investing in ETFs and using futures, the Fund potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the DJFS Index. The Fund uses ETFs and futures contracts to gain exposure to the DJFS Index for its cash balances, which could cause the Fund to track the DJFS Index less closely if the ETFs and/or futures contracts do not perform as expected.


FUND MANAGEMENT


INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM, and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and are responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the subadviser. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

SUB-ADVISER. ETAM has entered into a subadvisory agreement ("Subadvisory Agreement") with Barclays Global Fund Advisors ("BGFA") under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to BGFA. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. ETAM pays BGFA a fee out of its investment advisory fee at an annual rate equal to 0.20% of the Fund's average daily net assets on amounts up to $200 million; 0.15% of daily net assets on amounts between $200 million and $500 million; and 0.12% of daily net assets on amounts above $500 million. BGFA is not compensated directly by the Fund. The Subadvisory Agreement may be terminated by the Board.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.95% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and
(ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading.

Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board. Expenses are accrued daily and applied when determining the NAV.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE. Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).


After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.

STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                   $2,500

Continuing Minimum Investment*                                            $2,500

To invest in the Fund for your IRA, Roth IRA,                             $1,000
one-person SEP-IRA,  or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                           $1,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Fund through a 401(k) Plan                               None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment     $100
Plan (see below for additional information)
To buy additional shares of the Fund other than through the Automatic     $250
Investment Plan

* Unless you hold your shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.


You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be available for viewing and printing from our Website.


No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.    When you submit a written redemption for more than $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4.    If you add or change your name or add or remove an owner on your account.
5.    If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

REDEMPTION IN-KIND. The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.

EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

DOW JONES

"Dow Jones(SM)" and "Dow Jones U.S. Financial Sector Index(SM)" are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Fund, other than the licensing of the Dow Jones U.S. Financial Sector Index and its service marks for use in connection with the Fund.

DOW JONES DOES NOT:

o     Sponsor, endorse, sell or promote the Fund.
o     Recommend that any person invest in the Fund or any other securities.
o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Fund.
o Have any responsibility or liability for the administration, management or marketing of the Fund.
o Consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the Dow Jones U.S. Financial Sector Index(SM) or have any obligations to do so.

--------------------------------------------------------------------------------
DOW JONES DISCLAIMS ANY LIABILITY IN CONNECTION WITH THE FUND.  SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

o THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNER OF THE FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES U.S. FINANCIAL SECTOR INDEXSM AND THE DATA INCLUDED IN THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM);

o THE ACCURACY OF COMPLETENESS OF THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM) AND THE DATA;

o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM);

o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM) OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN DOW JONES AND ETAM WITH RESPECT TO THE FUND IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FUND OR ANY OTHER THIRD PARTIES.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This informationhas been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE FINANCIAL SECTOR INDEX FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                Period from
                                                                                             December 29, 2000
                                                                                               (commencement
                                                                         Year Ended        of operations) through
FOR A SHARE OUTSTANDING FOR THE PERIOD                               December 31, 2001        December 31, 2000
                                                                     -----------------       -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $        9.99             $       10.00
                                                                     -----------------       -------------------
LOSS FROM INVESTMENT OPERATIONS:
     Net investment income                                                      0.10                         0(4)
     Net realized and unrealized loss on investments                           (0.83)                    (0.01)
                                                                     -----------------       -------------------
     TOTAL LOSS FROM INVESTMENT OPERATIONS                                     (0.73)                    (0.01)
                                                                     -----------------       -------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                  (0.10)                       0(4)
                                                                     -----------------       -------------------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL                                        0.01                        0(4)
                                                                     -----------------       -------------------
NET ASSET VALUE, END OF PERIOD                                         $        9.17             $        9.99
                                                                     =================       ===================
TOTAL RETURN                                                                   (7.25)%                   (0.10)%(3)
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)                          $       8,949             $       9,99(4)
     Ratio of expenses to average net assets (1)                                0.95%                       0(4)
     Ratio of net investment income to average net assets (2)                   1.12%                       0(4)
     Portfolio turnover rate                                                    7.26%                       0(4)
-------------------------------------------------------------------------------------------------------------------


1 Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 1.83% and was not applicable in prior years.

2 Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.24% and was not applicable in prior years.

3     Not annualized.

4     Rounds to less than 1%.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's next annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.


Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA 94025
TELEPHONE:  (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

INVESTMENT COMPANY ACT NO.: 811-09093

                                  E*TRADE FUNDS

                        E*TRADE INTERNATIONAL INDEX FUND


                          PROSPECTUS DATED MAY 1, 2002



This Prospectus concisely sets forth information about the E*TRADE International Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds, ("Trust").



INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.
The investment objective of the Fund is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("EAFE Free Index" or "Index"). The Fund seeks to achieve its objective by investing in a master portfolio. The Master Portfolio, in turn, seeks to match the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the EAFE Free Index.


ELIGIBLE INVESTORS.
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.
E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

       o  NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

       o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

       o  SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY...........................................................3

FEES AND EXPENSES.............................................................6

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.......7

FUND MANAGEMENT...............................................................9

THE FUND'S STRUCTURE.........................................................10

PRICING OF FUND SHARES.......................................................11

HOW TO BUY, SELL AND EXCHANGE SHARES.........................................12

DIVIDENDS AND OTHER DISTRIBUTIONS............................................17

TAX CONSEQUENCES.............................................................17

FINANCIAL HIGHLIGHTS.........................................................19

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the EAFE Free Index.*


Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the International Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Master Portfolio seeks to match the total return performance of foreign stock markets by investing in a representative sample of common stocks that comprise the EAFE Free Index.

The EAFE Free Index is intended to represent broadly the performance of foreign stock markets. The Master Portfolio selects a sampling of securities in the Index for investments in accordance with their capitalization, industry sector and valuation, among other factors. The Index is a capitalization-weighted index and consists of securities listed on the stock exchanges of developed markets of countries in Europe (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan, and Singapore. The EAFE Free Index may also include smaller-capitalization companies.

Generally, the Master Portfolio attempts to be fully invested at all times in securities comprising the EAFE Free Index. In seeking to match the performance of the EAFE Free Index, the Master Portfolio also may invest in shares of exchange traded funds ("ETFs"), futures and options transactions and options on futures contracts. The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.


Principal Risks

The international stock markets may rise and fall daily. The EAFE Free Index represents a significant portion of foreign markets. Thus, the EAFE Free Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

--------
* The EAFE Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI. MSCI does not sponsor the Fund, nor is it affiliated in any way with E*TRADE. "Morgan Stanley Capital International Europe, Australasia, Far East Free Index(R)", "EAFE Free Index(R)", and "EAFE(R)" are trademarks of MSCI. The Fund is not sponsored, endorsed, sold, or promoted by the EAFE Free Index or MSCI and neither the EAFE Free Index nor MSCI make any representation or warranty, express or implied, regarding the advisability of investing in the Fund.

The Master Portfolio invests substantially all of its assets in foreign securities. This means the Fund can be affected by the risks of foreign investing, including: changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation of capital, currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in obtaining complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the United States.

Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of a foreign currency relative to the U.S. dollar reduces the U.S. dollar value of securities denominated in that currency.


To the extent the EAFE Free Index consists of securities of small-to medium-sized companies, the value of these securities can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can be lesser-known, have more limited product lines, markets and financial resources.


There is no assurance that the Fund will achieve its investment objective. The EAFE Free Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

The Master Portfolio cannot as a practical matter own all the stocks that make up the EAFE Free Index in perfect correlation to the Index itself. The use of ETFs, futures and options on futures contracts is intended to help the Master Portfolio match the Index but that may not be the result. In seeking its objective, the Master Portfolio may also engage in other derivative securities transactions and lend securities in its Portfolio. Some derivatives may be more sensitive than direct securities to changes in interest rates, or sudden market moves. Some derivatives also may be more susceptible to fluctuations in yield or value due to their structure or contract terms. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the Index. The Fund will also have exposure to the industries represented by those stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance


The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the EAFE Free Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13,

2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                         CALENDAR YEAR ANNUAL TOTAL RETURN


                                2000              2001
                                ----              ----
                              -14.92%           -21.70%



Best quarter (% and time period)              Worst quarter (% and time period)
6.65% (4th Quarter 2001)                      -13.84% (1st Quarter 2001)


----------------------------------------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                                     ONE YEAR           SINCE
                                                                                                     INCEPTION
                                                                                                     (10/22/99)
E*TRADE INTERNATIONAL INDEX FUND

RETURN BEFORE TAXES                                                                   -21.70%        -10.82%

RETURN AFTER TAXES ON DISTRIBUTION                                                    -22.12%        -11.21%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                           -13.21%         -8.70%

EAFE FREE INDEX                                                                       -21.44%         -26.15% (2)

-----------------------------------------------------------------------------------------------------------------


(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Index comparisons began on October 29, 1999. An investor cannot invest directly in an index.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                     None
Maximum Deferred Sales Charge (Load)                                                 None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other Distributions  None
Redemption Fee (as a percentage of redemption proceeds, payable only if shares are
redeemed within four months of purchase)                                             1.00%

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                      0.17%**
Distribution (12b-1) Fees                                                            None
Other Expenses                                                                       2.91%
Total Annual Fund Operating Expenses                                                 3.08%
Fee Waiver and/or Expense Reimbursement***                                          (2.43)%
Net Expenses                                                                         0.65%

* The cost reflects the expenses at both the Fund and the Master Portfolio levels.

** Management fees include a fee equal to 0.15% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

*** The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.


You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


          1 YEAR(1),(2)                  3 YEARS(1),(2)             5 YEARS(1),(2)              10 YEARS(1),(2)
             $66                          $706                         $1,371                       $3,148

(1.) The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

(2.)   Reflects costs at both the Fund and Master Portfolio levels.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


The Fund's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the EAFE Free Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

The Master Portfolio's investment objective is to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the EAFE Free Index. Under normal market conditions, the Master Portfolio invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in a representative sample of the securities comprising the EAFE Free Index. That portion of its assets is not actively managed but is designed to substantially duplicate the investment performance of the Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the EAFE Free Index. A 100% correlation would mean the total return of the Master Portfolio's assets would increase and decrease exactly the same as the Index. As investment adviser to the Master Portfolio, Barclays Global Fund Advisors ("BGFA") regularly monitors the Master Portfolio's correlation to the Index and adjusts the Master Portfolio's portfolio to the extent necessary. At times, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the Index.


Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

Since the investment characteristics and therefore, the investment risks of the Fund correspond to those of the Master Portfolio, the following discussion also includes a description of the risks associated with the investments of the Master Portfolio. The Fund's performance will correspond directly to the performance of the Master Portfolio.


In seeking to match the performance of the EAFE Free Index, the Master Portfolio also may invest in ETFs, as well as futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk.



The Master Portfolio may also invest up to 10% of its assets in high-quality money market instruments to provide liquidity for purposes such as payment of redemption requests and fees. The Master Portfolio may also invest up to 15% of its assets in illiquid securities including repurchase agreements providing for settlement in more than seven days. Neither the Fund nor the Master Portfolio is managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Master Portfolio may use statistical sampling techniques to attempt to replicate the returns of the EAFE Free Index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the Index and the Master Portfolio by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings ratio, price/book ratio, earnings growth, country weightings and the effect of foreign taxes. The sampling techniques utilized by the Master Portfolio are designed to allow the Master Portfolio to substantially duplicate the investment performance of the EAFE Free Index. However, the Master Portfolio is not expected to track the EAFE Free Index with the same degree of accuracy that complete replication of such Index would provide.



The Fund's ability to match its investment performance to the investment performance of the EAFE Free Index may be affected by, among other things: (i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the Index is calculated, the size of the Master Portfolio and the Fund's investment portfolios; and (iv) the timing, frequency and size of shareholder purchases, and redemptions of both the Fund and the Master Portfolio. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its capitalization range and returns to those of the securities comprising the Index.



As do many index funds, the Master Portfolio also may invest in ETFs, as well as futures and options transactions as well as other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund and the Master Portfolio incur expenses and cannot be fully invested in order to maintain cash reserves for paying expenses and processing shareholders' orders. By investing and ETFs and using futures, the Master Portfolio potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Master Portfolio and the Fund's performance normally will be below that of the EAFE Free Index.

TEMPORARY INVESTMENTS FOR LIQUIDITY PURPOSES. In response to market, economic or other conditions, such as an unexpected level of shareholder purchases or redemptions, the Master Portfolio may temporarily use such different investment strategy as high quality money market instruments for defensive purposes. If the Master Portfolio does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT


INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE") and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and are responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the supervision of the Board of Trustees of the Trust, ("Board") pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in the Master Portfolio and 0.08% on that portion of the Fund's assets not invested in the Master Portfolio.

The Master Portfolio's investment adviser is Barclays Global Fund Advisors ("BGFA"). BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the Fund as a shareholder in the Master Portfolio) at an annual rate equal to 0.15% of the first $1 billion, and 0.10% thereafter of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance.


BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA had informed the Master Portfolio that in making its investment decisions it does not obtain or use material inside information in its possession.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, administration, legal, and SEC registration fees.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.10% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.



EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.



The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


THE FUND'S STRUCTURE


The Fund is a separate series of the Trust, a Delaware business trust organized in 1998. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio. The Master Portfolio seeks to provide investment results that match as closely as practicable, before fees and expenses, the performance of the EAFE Free Index. In addition to selling its interests to the Fund, the Master Portfolio has and may continue to sell its interests to certain other mutual funds or other accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

The Board believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.


Fund shareholders may be asked to vote on matters concerning the Master
Portfolio.

The Fund may withdraw its investments in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of a portfolio by ETAM or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund's investment in the Master Portfolio is valued at the NAV of the portion of the Master Portfolio's interests held by the Fund. The Master Portfolio calculates the NAV (i.e., the value of its assets less liabilities) of its interests on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day the NYSE is open for business. The Master Portfolio's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Trustees of MIP.

The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Master Portfolio. If prices are not readily available, the price of a security will be based on its fair market value determined in good faith by the Master Portfolio pursuant to guidelines approved by MIP's Board of Trustees. International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the Master Portfolio could change on days when shares of the Fund may not be purchased, redeemed or exchanged.

The Fund's NAV per share is calculated by taking the value of the Fund's net assets and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box

8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.

A/C #8900346256 for further credit to (your name and account number).


After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.


STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------


MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                                     $2,500

Continuing Minimum Investment*                                                              $2,500

To invest in the Fund for your IRA, Roth IRA,                                               $1,000
one-person SEP-IRA, or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                                             $1,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                                 None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment Plan (see
below for additional information)                                                        $100

To buy additional shares of the Fund other than through the Automatic Investment
Plan                                                                                     $250

 * Unless you hold your shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.



AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.



After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.


You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.     When you submit a written redemption for more than $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4.     If you add or change your name or add or remove an owner on your account.
5.     If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

REDEMPTION IN-KIND. The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available.


After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE INTERNATIONAL INDEX FUND
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------------------------------
                                                                                          Period from
                                                                                        October 22, 1999
                                                                                         (commencement
                                                                                         of operations)
                                                    Year Ended        Year Ended            through
   FOR A SHARE OUTSTANDING FOR THE PERIOD            December          December            December
                                                     31, 2001(7)       31, 2000(7)         31, 1999(7)
                                                    ------------      ------------       -------------
   NET ASSET VALUE, BEGINNING OF PERIOD                   $ 9.83           $ 11.67              $10.00
                                                    ------------      ------------       -------------
   (LOSS) INCOME FROM INVESTMENT OPERATIONS:


       Net investment income                                0.09              0.12                0.00(4)

       Net realized and unrealized (loss)                  (2.23)            (1.86)               1.67
       gain on investments

                                                    ------------      ------------       -------------
       TOTAL (LOSS) INCOME FROM INVESTMENT
       OPERATIONS                                          (2.14)            (1.74)               1.67
                                                    ------------      ------------       -------------

   DISTRIBUTIONS TO SHAREHOLDERS:


       Distributions from net investment                   (0.11)            (0.11)              (0.00)(4)
       income

       Distributions in excess of net                       0.01                --                  --
       investment income

                                                    ------------      ------------       -------------

TOTAL DISTRIBUTIONS TO SHAREHOLDERS                        (0.10)               --                  --
                                                    ------------      ------------       -------------

   REDEMPTION FEES ADDED TO PAID-IN CAPITAL                 0.00 (4)          0.01               (0.00)(4)
                                                    ------------      ------------       -------------
   NET ASSET VALUE, END OF PERIOD                          $7.59             $9.83              $11.67
                                                    ============      ============       =============

   TOTAL RETURN                                           (21.70)%          (14.92)%             16.74 %(3)
   RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of period (000s                    $7,081            $8,164              $5,899
       omitted)
       Ratio of expenses to average net                     0.58 %            0.55 %(6)           0.55 %(5),(6)
       assets(1)
       Ratio of net investment income to                    1.15 %            1.15 %              0.24 %(5)
       average net assets(2)
       Portfolio turnover rate of Master                    6.79 %           45.00 %             39.00 %(3)
       Portfolio

--------------------------------------------------------------------------------------------------------

   (1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the 1 year ended December 31, 2001 was 1.64% and was not applicable in prior years.

   (2) Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed 2 expenses for the year ended December 31, 2001was 0.09% and was not applicable in prior years.

   (3) For the period October 22, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.

   (4) Rounds to less than $0.01.

   (5) Annualized.

   (6) The Investment Advisor voluntarily agreed to pay the non-affiliated trustee expenses for the Fund for the period October 22, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.55% for the period from October 22, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

   (7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the International Index Master Portfolio.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.


Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA 94025
TELEPHONE:  (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

INVESTMENT COMPANY ACT FILE NO.: 811-09093


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                                  E*TRADE FUNDS

                         E*TRADE RUSSELL 2000 INDEX FUND


                          PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE Russell 2000 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 IndexSM. The Fund seeks to achieve its objective by investing in a master portfolio. The Master Portfolio, in turn, invests in a representative sample of those securities comprising the Russell 2000 Index.


ELIGIBLE INVESTORS.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

    o   NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

    o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

    o   SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                TABLE OF CONTENTS
                                -----------------

                                                                                        PAGE
                                                                                        ----
RISK/RETURN SUMMARY.......................................................................3

FEES AND EXPENSES.........................................................................5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS...................7

FUND MANAGEMENT...........................................................................8

THE FUND'S STRUCTURE.....................................................................10

PRICING OF FUND SHARES...................................................................11

HOW TO BUY, SELL AND EXCHANGE SHARES.....................................................11

DIVIDENDS AND OTHER DISTRIBUTIONS........................................................16

TAX CONSEQUENCES.........................................................................17

FRANK RUSSELL COMPANY....................................................................18

FINANCIAL HIGHLIGHTS.....................................................................19




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RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index.*


Principal Investment Strategies


The Fund seeks to achieve its investment objective by investing all of its assets in the Russell 2000 Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Master Portfolio seeks to match the total return performance of the small-capitalization sector of the U.S. stock market by investing in a representative sample of those securities comprising the Russell 2000 Index. The Master Portfolio selects securities for investment in accordance with their capitalization, industry sector, liquidity, and valuation, among other factors, as represented in the Russell 2000 Index.


The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. equity market. The Russell 2000 Index is a capitalization-weighted index and a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest companies domiciled in the U.S. and its territories and represents approximately 98% of the investable U.S. public equity market. The Russell 2000 Index currently represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of May 31, 2001, the average market capitalization of the Russell 2000 Index was approximately $530 million and the largest company in the Index had an approximate market capitalization of $1.4 billion.

Generally, the Master Portfolio attempts to be fully invested at all times in securities comprising the Russell 2000 Index. The Master Portfolio also may invest up to 10% of its assets in shares of exchange traded funds ("ETFs"), futures and options and other derivative securities transactions. The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.



-------------------------
* Frank Russell Company does not sponsor the Fund nor is it affiliated in any way with ETAM or the Fund. "Frank Russell Company" and "Russell 2000 Index" are service marks of the Frank Russell Company and have been licensed for use for certain purposes by ETAM. The Fund is not sponsored, endorsed, sold or promoted by Frank Russell Company, and Frank Russell Company makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund. Please see the Statement of Additional Information.



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Principal Risks

Stocks may rise and fall daily. The Russell 2000 Index represents the small-capitalization segment of the U.S. stock market. The Russell 2000 Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

The Master Portfolio invests substantially in small-capitalization securities. This means the Fund's returns can be particularly affected by the risks of investing in small-capitalization companies. Small-cap companies tend to: be less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity, and have greater volatility in the price of their securities.

There is no assurance that the Fund will achieve its investment objective. The Russell 2000 Index may not appreciate, and could depreciate, while you are invested in the Fund, even if you are a long-term investor.


The Fund cannot as a practical matter own all the stocks that comprise the Russell 2000 Index in perfect correlation to the Russell 2000 Index itself. The use of ETFs, futures, and options on futures is intended to help the Fund better match the Russell 2000 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the Russell 2000 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks comprising the Russell 2000 Index.


In seeking to follow the Russell 2000 Index, the Fund will be limited as to its investments in other segments, e.g., large-cap companies, of the stock market. As a result, whenever the small-cap stock market performs worse than other segments, the Fund may underperform funds that have exposure to those segments of the market. Likewise, whenever small-cap stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance


The bar chart and table that follow shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the Russell 2000 Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.65% of the Fund's average daily net assets, which became


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effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future.


                        CALENDAR YEAR ANNUAL TOTAL RETURN

                                      2001
                                      ----
                                      1.82%

Best quarter (% and time period)               Worst quarter (% and time period)
         20.79% (4th Quarter 2001)                 -20.76% (3rd Quarter 2001)





----------------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)

----------------------------------------------------------------------------------------------------------------------
                                                                                      ONE YEAR       SINCE INCEPTION
                                                                                                        (12/29/00)
E*TRADE RUSSELL 2000 INDEX FUND
RETURN BEFORE TAXES                                                                    1.82%              1.81%
RETURN AFTER TAXES ON DISTRIBUTIONS                                                    0.68%              0.67%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                            1.08%              0.88%
RUSSELL 2000 INDEX                                                                     2.63%              2.61%(2)

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



(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) Index comparisons begin on December 29, 2000. An investor cannot invest directly in an index.

FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.










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
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other           None
Distributions
Redemption Fee (as a percentage of redemption proceeds, payable only if         1.00%
     shares are redeemed within four months of purchase)

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                 0.10%**
Distribution (12b-1) Fees                                                       None
Other Expenses                                                                  2.59%
Total Annual Fund Operating Expenses                                            2.69%
Fee Waiver and/or Expense Reimbursement***                                     (2.04)%
Net Expenses                                                                    0.65%




* The cost reflects the expenses at both the Fund and the Master Portfolio levels.

** Management fees include a fee equal to 0.08% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

*** The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.






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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR(1),(2)    3 YEARS(1), (2)     5 YEARS(1), (2)      10 YEARS(1), (2)
   $66            $630              $ 1,219               $ 2,816

(1). The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the 3, 5 and 10 year estimates.

(2). Reflects costs at both the Fund and Master Portfolio levels.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


The Fund's investment objective is to provide investment results that match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.


Under normal market conditions, the Master Portfolio invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies comprising the Russell 2000 Index. That portion of its assets is not actively managed but simply tries to match, before fees and expenses, the total return of the Russell 2000 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the total return of its assets, before fees and expenses, and the total return of the Russell 2000 Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the Russell 2000 Index.


The Master Portfolio may invest up to 10% of its assets in ETFs, as well as futures and options and other derivative securities transactions and may lend its portfolio securities. The Master Portfolio may also invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons.


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The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. public equity market. The Russell 2000 Index is a capitalization-weighted index and is a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index. Component companies in the Index are adjusted for available float and weighted according to the market value of their available outstanding shares. The composition of the Russell 2000 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

Neither the Master Portfolio nor the Fund is managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Master Portfolio and the Fund are managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to match, to the extent feasible, and before fees and expenses, the investment characteristics of the Russell 2000 Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industry sectors.


The Fund's ability to match its investment performance to the investment performance of the Russell 2000 Index may be affected by, among other things:
(i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the Russell 2000 Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund and the Master Portfolio; and (v) the weighting of a particular stock in the Russell 2000 Index. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the stocks comprising the Russell 2000 Index.

As do many index funds, the Master Portfolio also may invest in ETFs, as well as futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund and the Master Portfolio incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders' orders. By investing in ETFs and using futures, the Master Portfolio potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Master Portfolio and the Fund's performance normally will be below that of the Russell 2000 Index. The Master Portfolio uses ETFs and futures contracts to gain exposure to the Russell 2000 Index for its cash balances, which could cause the Fund to track the Russell 2000 Index less closely if the ETFs and/or futures contracts do not perform as expected.

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FUND MANAGEMENT



INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and areresponsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio.. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in the Master Portfolio and 0.10% on that portion of the Fund's assets not invested in the Master Portfolio.

The Master Portfolio's investment adviser is Barclays Global Fund Advisors ("BGFA"). BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the Fund as a shareholder in the Master Portfolio) at an annual rate equal to 0.08% of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance.


The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, administration, legal, and SEC registration fees.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.10% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


THE FUND'S STRUCTURE


The Fund is a separate series of the Trust, a Delaware business trust organized in 1998. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio. The Master Portfolio seeks to provide investment results that match as closely as practicable, before fees and expenses, the total return of the stocks comprising the Russell 2000 Index. In addition to selling its interests to the Fund, the Master Portfolio has and may continue to sell its interests to certain other mutual funds or other accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

The Board believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.

Fund shareholders may be asked to vote on matters concerning the Master
Portfolio.

The Fund may withdraw its investments in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of a portfolio by ETAM or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund's investment in the Master Portfolio is valued at the NAV of the portion of the Master Portfolio's interests held by the Fund. The Master Portfolio calculates the NAV (i.e., the value of its assets less liabilities) of its interests on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day the NYSE is open for business. The Master Portfolio's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Master Portfolio, it is valued at fair value as determined in good faith by the Board of Trustees of MIP.

The Fund's NAV per share is calculated by taking the value of the Fund's net assets and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; 2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE. Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA #021000018
FBO: E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).


After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.


STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                          $2,500

Continuing Minimum Investment*                                   $2,500

To invest in the Fund for your IRA, Roth IRA,                    $1,000
one-person SEP-IRA ,or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                  $1,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Fund through a 401(k) Plan                      None


PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment Plan (see below for $100 additional information)

To buy additional shares of the Fund other than through the Automatic Investment Plan $250

* Unless you hold your shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.


You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be available for viewing and printing from our Website.


No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.  When you submit a written redemption for more than $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4.  If you add or change your name or add or remove an owner on your account.
5.  If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four-month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

REDEMPTION IN-KIND. The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


FRANK RUSSELL COMPANY

"Frank Russell Company" and "Russell 2000 Index" are service marks of Frank Russell Company. Frank Russell Company has no relationship to the Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the Fund.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.


E*TRADE RUSSELL 2000 INDEX FUND
FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------------------------------------------
                                                                                       Period from December 29, 2000
                                                                     Year Ended              (commencement of
                                                                  December 31, (3)              operations)
FOR A SHARE OUTSTANDING FOR THE PERIOD                                  2001              through December 31, 2000
                                                                  ----------------        -------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $      10.00                $     10.00
                                                                  ----------------            ------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                   0.09                          0(5)
     Net realized and unrealized gain on investments                                                       0(5)
                                                                             0.07
                                                                  ----------------            ------------------
     TOTAL INCOME FROM INVESTMENT OPERATIONS                                 0.16                          0(5)
                                                                  ----------------            ------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                               (0.09)                         0(5)
     Distributions from net realized gains                                  (0.19)                         0(5)
                                                                  ----------------            ------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS
                                                                            (0.28)                         0(5)
                                                                  ----------------            ------------------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL                                     0.01                          0(5)
                                                                  ----------------            ------------------
NET ASSET VALUE, END OF PERIOD                                       $       9.89                $     10.00
                                                                  ================            ==================
TOTAL RETURN                                                                 1.82%                      0.00%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of year (000s omitted)                          $      8,418                $        (1)
     Ratio of expenses to average net assets (1)                             0.65%                        --
     Ratio of net investment income to average net assets (2)                0.90%                        --
     Portfolio turnover rate of Master Portfolio                            45.87%                      0.00%(4)(5)

--------------------------------------------------------------------------------

(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 1.53% and was not applicable in prior years.

(2) Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.02% and was not applicable in prior years.

(3) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Russell 2000 Index Master Portfolio.

(4) For the Period December 19, 2000 (commencement of operations) through December 31, 2000.

(5) Rounds to less than 1%.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.


Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
http://www.etrade.com




INVESTMENT COMPANY ACT NO.: 811-09093

                                  E*TRADE FUNDS

                           E*TRADE S&P 500 INDEX FUND


                          PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE S&P 500 Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.


The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Fund seeks to achieve its objective by investing in a master portfolio that, in turn, invests in stocks and other assets and attempts to match the total return of the stocks making up the S&P 500 Index.


ELIGIBLE INVESTORS.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

o    NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

o    SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY.........................................................  3

FEES AND EXPENSES...........................................................  5

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED

RISKS.......................................................................  6

FUND MANAGEMENT.............................................................  8

THE FUND'S STRUCTURE........................................................ 10

PRICING OF FUND SHARES...................................................... 10

HOW TO BUY, SELL AND EXCHANGE SHARES........................................ 11

DIVIDENDS AND OTHER DISTRIBUTIONS........................................... 15

TAX CONSEQUENCES............................................................ 16

FINANCIAL HIGHLIGHTS........................................................ 17

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index.


Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio"), a series of Master Investment Portfolio ("MIP"), a registered open-end management investment company, rather than directly in a portfolio of securities. In turn, the Master Portfolio seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.* To do so, the Master Portfolio invests substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the market capitalization of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation) selected by Standard & Poor's.

Generally, the Master Portfolio attempts to be fully invested at all times in securities comprising the S&P 500 Index, exchange traded funds ("ETFs"), and futures and options on stock index futures, covered by liquid assets. The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.


Principal Risks

The stock market may rise and fall daily. The S&P 500 Index represents a significant segment of the U.S. stock market. The S&P Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The Fund incurs expenses not reflected in the S&P 500 Index returns. The S&P 500 Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

* "Standard & Poor's(TM)," "S&P(TM)", "S&P 500(TM)", "Standard & Poor's 500(R)", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information.

The Fund cannot as a practical matter own all the stocks that make up the S&P 500 Index in perfect correlation to the S&P 500 Index itself. The use of ETFs, futures and options on futures is intended to help the Fund match the S&P 500 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the S&P 500 Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the S&P 500 Index. The Fund will also have exposure to the industries represented by those stocks.

The S&P 500 Index primarily consists of large-cap stocks. As a result, whenever these stocks perform worse than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments--bonds or foreign stocks, for instance--the Fund's performance also will lag behind those investments. The companies in the S&P 500 Index are also exposed to the global economy.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance

The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance, the S&P 500 Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.40% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                             2001              2000
                             ----              ----
                            -12.2%           -0.39%


Best quarter (% and time period)            Worst quarter (% and time period)
10.56% (4th Quarter 2001)                      -14.77% (3rd Quarter 2001)

----------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS (1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                               ONE YEAR         SINCE
                                                                              INCEPTION
                                                                              (2/17/99)
E*TRADE S&P 500 INDEX FUND

RETURN BEFORE TAXES                                           -12.20%           -1.80%

RETURN AFTER TAXES ON DISTRIBUTIONS                           -12.54%           -2.35%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    -7.43%           -1.68%

S&P 500 INDEX                                                 -11.88%           -1.41%(2)
-----------------------------------------------------------------------------------------




(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(2) Index comparisons began on March 1, 1999. An investor cannot invest directly in an index.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other    None
Distributions
Redemption Fee (as a percentage of redemption proceeds,                  1.00%
payable only if shares are redeemed within four months of purchase)


ANNUAL FUND OPERATING EXPENSES*
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                                          0.07%**
Distribution (12b-1) Fees                                                None
Other Expenses                                                           0.93%
                                                                        -----
Total Annual Fund Operating Expenses                                     1.00%
Fee Waiver and/or Expense Reimbursement***                              (0.60)%
                                                                        -----
Net Expenses                                                             0.40%

* The cost reflects the expenses at both the Fund and the Master Portfolio levels.

** Management fees include a fee equal to 0.05% of daily net assets payable at the Master Portfolio level to its investment adviser and an investment advisory fee equal to 0.02% payable by the Fund to ETAM.

*** The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.40%.

You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 YEAR(1,2)        3 YEARS(1,2)      5 YEARS(1,2)       10 YEARS(1,2)
        $41                $257              $491                $1,164


1. The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

2.   Reflects costs at both the Fund and Master Portfolio levels.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investment results that attempt to match the total return of the stocks making up the S&P 500 Index. Under normal market conditions, the Master Portfolio invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the S&P 500 Index. That portion of its assets is not actively managed but simply tries to mimic the S&P 500 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the capitalization-weighted total return of its net assets before expenses and the S&P 500 Index. A 100% correlation would mean the total return of the Master Portfolio's assets would increase and decrease exactly the same as the S&P 500 Index. The Master Portfolio also purchases and sells shares of ETFs that trade in the S&P 500 Index, futures and options on stock index futures. The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity.

Neither the Fund nor the Master Portfolio is managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund and the Master Portfolio are managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index through computerized, quantitative techniques. The sampling techniques utilized by the Master Portfolio are expected to be an effective means of substantially duplicating the investment performance of the S&P 500 Index. However, the Master Portfolio is not expected to track the S&P 500 Index with the same degree of accuracy that complete replication of the S&P 500 Index would have provided. Over time, the portfolio composition of the Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of the S&P 500 Index.


Many factors can affect stock market performance. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.

Since the investment characteristics and therefore, the investment risks of the Fund correspond to those of the Master Portfolio, the following discussion also includes a description of the risks associated with the investments of the Master Portfolio. The Fund's performance will correspond directly to the performance of the Master Portfolio.


The Fund's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things: (i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the S&P 500 Index is calculated and (iv) the timing, frequency and size of shareholder purchases and redemptions of both the Fund and the Master Portfolio. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index.


The investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.


As do many index funds, the Master Portfolio also may invest in shares of ETFs that trade in the S&P

500 Index, futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the Index, the Fund and the Master Portfolio incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders' orders. By using ETFs and futures, the Master Portfolio potentially can offset a portion of the gap attributable to its cash holdings. However, because some of the effect of expenses remains, the Master Portfolio and the Fund's performance normally will be below that of the S&P 500 Index. The Master Portfolio uses ETFs and futures contracts to gain exposure to the S&P 500 Index for its cash balances, which could cause the Fund to track the S&P 500 Index less closely if the futures contracts do not perform as expected.

Asset allocation and modeling strategies are employed by the Master Portfolio's investment adviser for other investment companies and accounts advised or sub-advised by its investment adviser. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by the Master Portfolio's investment adviser. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

The Master Portfolio also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity. Among other purposes, the Master Portfolio needs liquidity to pay redemptions and fees.


The Master Portfolio may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Master Portfolio's and the Fund's performance could be reduced.

Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT

INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management managed over $13 billion in assets and are responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Master Portfolio. . The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.02% of the Fund's average daily net assets if the Fund invests all of its assets in the Master Portfolio and 0.07% on that portion of the Fund's assets not invested in the Master Portfolio.

The Master Portfolio's investment adviser is Barclays Global Fund Advisors ("BGFA"). BGFA is a wholly owned direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. BGFA receives a monthly advisory fee from the Master Portfolio (and indirectly from the Fund as a shareholder in the Master Portfolio) at an annual rate equal to 0.05% of the Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio, and accordingly, have a favorable impact on its performance.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, legal, and SEC registration fees.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.10% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.40% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.

THE FUND'S STRUCTURE


The Fund is a separate series of the Trust, a Delaware business trust organized in 1998. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio. The Master Portfolio seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index. In addition to selling its interests to the Fund, the Master Portfolio has and may continue to sell its interests to certain other mutual funds or other accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

The Board believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.


Fund shareholders may be asked to vote on matters concerning the Master
Portfolio.

The Fund may withdraw its investments in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of a portfolio by ETAM or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund's investment in the Master Portfolio is valued at the NAV of the portion of the Master Portfolio's interests held by the Fund. The Master Portfolio calculates the NAV (i.e., the value of its assets less liabilities) of its interests on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day the NYSE is open for business. The Master Portfolio's assets are valued generally by using available market quotations. If a market quotation is not readily available for a security or investment of the Master Portfolio, it is valued at fair value as determined in good faith by the Board of Trustees of MIP.

The Fund's NAV per share is calculated by taking the value of the Fund's net assets and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including theinternet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).

After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.

STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                  $2,500

Continuing Minimum Investment*                                           $2,500

To invest in the Fund for your IRA, Roth IRA,                            $1,000
one-person SEP-IRA, or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                          $1,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Fund through a 401(k) Plan                              None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment      $100
Plan (see below for additional information)

To buy additional shares of the Fund other than through the Automatic      $250
Investment Plan

* Unless you hold shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.


You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.

2.   When you submit a written redemption for more than $25,000.

3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

4.   If you add or change your name or add or remove an owner on your account.

5.   If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.


EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund. The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.


The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.


You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS





------------------------------------------------------------------------------------------------------------------------
                                                                                                     Period from
                                                                                                  February 17, 1999
                                                                                                    (commencement
                                                                                                    of operations)
                                                           Year Ended           Year Ended             through
   FOR A SHARE OUTSTANDING FOR THE PERIOD                 December 31,(7)      December 31,(7)     December 31,(7)
                                                              2001                 2000                  1999
                                                          --------------       --------------       ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $10.48                  $11.83                  $10.00
(LOSS) INCOME FROM INVESTMENT OPERATIONS:                    ------                  ------                  ------

     Net investment income                                     0.09                    0.12                    0.09

     Net realized and unrealized (loss) gain on               (1.37)                  (1.22)                   1.84
       investments                                           ------                  ------                  ------
     TOTAL (LOSS) INCOME FROM INVESTMENT
     OPERATIONS                                               (1.28)                  (1.10)                   1.93
                                                             ------                  ------                  ------
DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions from net investment income                 (0.09)                  (0.13)                  (0.09)

     Distributions from net realized gains                    (0.00)(4)               (0.12)                  (0.01)
                                                             ------                  ------                  ------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS
                                                              (0.09)                  (0.25)                  (0.10)
                                                             ------                  ------                  ------

REDEMPTION FEES ADDED TO PAID-IN CAPITAL                       0.00(4)                 0.00(4)                 0.00(4)
                                                             ------                  ------                  ------
                                                             $ 9.11                  $10.48                  $11.83
                                                             ======                  ======                  ======
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN                                                 (12.20)%                 (9.39)%                 19.31%(3)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)               $81,798                 $62,899                 $46,906
     Ratio of expenses to average net assets (1)               0.35%                   0.32%(5)               0.32%(5,6)
     Ratio of net investment income to average (2)             1.02%                   0.95%                  1.14%(6)
       net assets
     Portfolio turnover rate of Master Portfolio               9.21%                  11.00%                  7.00%(3)
-----------------------------------------------------------------------------------------------------------------------------




(1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.54% and was not applicable in prior years.

(2) Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 0.83% and was not applicable in prior years.

(3) For the period February 17, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.

(4)  Rounds to less than $0.01.

(5) The Investment Advisor voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period February 17, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.32% for the period from February 17, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

(6)  Annualized

(7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the S&P 500 Index Master Portfolio.

[OUTSIDE BACK COVER PAGE.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.


Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA 94025
TELEPHONE:  (650) 331-6000
TOLL-FREE: (800) 786-2575
http://www.etrade.com

INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS

                          E*TRADE TECHNOLOGY INDEX FUND


                          PROSPECTUS DATED MAY 1, 2002

This Prospectus concisely sets forth information about the E*TRADE Technology Index Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the Goldman Sachs Technology (GSTI(TM) Composite) Index. The Fund seeks to achieve its objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI Composite Index.

ELIGIBLE INVESTORS.

This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.

ABOUT E*TRADE.

E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS:

o     NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;
o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND
o     SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE

RISK/RETURN SUMMARY..........................................................3

FEES AND EXPENSES............................................................6

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS......7

FUND MANAGEMENT..............................................................9

PRICING OF FUND SHARES.......................................................10

HOW TO BUY, SELL AND EXCHANGE SHARES.........................................11

DIVIDENDS AND OTHER DISTRIBUTIONS............................................15

TAX CONSEQUENCES.............................................................16

FINANCIAL HIGHLIGHTS.........................................................17

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the GSTI Composite Index.*



Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the same stocks and in substantially the same percentages as the securities that comprise the GSTI Composite Index. The Fund seeks to match, before fees and expenses, the total return performance of publicly traded common stocks in the aggregate, as represented by the GSTI Composite Index. The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 175 companies representing six different segments of the U.S. technology marketplace selected by Goldman Sachs & Co. (including hardware, internet, multi-media networking, semiconductors, services, and software). The GSTI Composite Index primarily consists of stocks of companies in the technology industry with capitalizations of at least $1 billion. However, it may also include companies with smaller capitalizations.

Generally, the Fund attempts to be fully invested at all times in securities comprising the GSTI Composite Index. The Fund also may invest up to 10% of its assets in exchange traded funds ("ETFs"), futures and options on stock index futures, covered by liquid assets, and in high-quality money market instruments to provide liquidity for redemptions.


Principal Risks

The price of stocks, particularly technology stocks, may rise and fall daily. The GSTI Composite Index represents a significant segment of the U.S. market of technology stocks. Thus, the GSTI Composite Index may also rise and fall daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. The GSTI Composite Index may not appreciate, and could depreciate, during the time you are invested in the Fund, even if you are a long-term investor.

*"GSTI(TM)" is a trademark of Goldman, Sachs & Co. and has been licensed for use by ETAM for use in connection with the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Goldman, Sachs & Co. or any of its affiliates and neither Goldman, Sachs & Co. nor any of its affiliates makes any representation regarding the advisability of investing in the Fund.

The Fund is limited in investment to industry segments of the U.S. stock market that are generally associated with technology. Greater risk and increased volatility is associated with investments in segments of the stock market (as opposed to investments in a broader range of industries). The Fund is non-diversified which means that the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results because it may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund. The technology segment can be affected by specific risks including aggressive product prices due to competition pressure from numerous market entrants, short product cycles and product obsolescence, among others.


The Fund cannot as a practical matter own all the stocks that make up the GSTI Composite Index in perfect correlation to the GSTI Composite Index itself. The use of ETFs, futures and options on futures is intended to help the Fund better match the GSTI Composite Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the GSTI Composite Index during down markets as well as during up markets. The Fund's returns will be directly affected by the volatility of the stocks making up the GSTI Composite Index.


In seeking to follow the GSTI Composite Index, the Fund will be limited as to its investments in other segments of the U.S. stock market. As a result, whenever the technology segment of the U.S. stock market performs worse than other segments, the Fund may underperform funds that have exposure to those segments of the market. Likewise, whenever technology stocks fall behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments. The Fund may also invest in securities of foreign issuers to the extent that such issuers are included in the GTSI Composite Index.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance


The bar chart that follows shows how the Fund's performance has varied from year to year. The table below the bar chart shows the Fund's average annual returns (before and after taxes) and provides some indication of the risks of investing in the Fund by comparing the Fund's performance with broad measure of market performance, the GSTI Index. The Fund benefited from its unitary administrative fee structure from its inception until November 13, 2001 and from ETAM's agreement to enter into the current Expense Limitation Agreement to limit the Fund's expenses to 0.85% of the Fund's average daily net assets, which became effective on November 16, 2001. The Fund's past performance (before and after income taxes) is not necessarily an indication of how the Fund will perform in the future.

                        CALENDAR YEAR ANNUAL TOTAL RETURN

                             2000               2001
                             -----------------------
                            -38.02%           -29.03%

Best quarter (% and time period)               Worst quarter (% and time period)
   33.26% (4th Quarter 2001)                      -35.61% (3rd Quarter 2001)



------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1) (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                                   ONE YEAR            SINCE
                                                                                                     INCEPTION
                                                                                                     (8/13/99)
E*TRADE TECHNOLOGY INDEX FUND

RETURN BEFORE TAXES                                                                 -29.03%           -16.53%

RETURN AFTER TAXES ON DISTRIBUTIONS                                                 -29.17%           -18.07%

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                         -17.60%           -13.22%

GSTI COMPOSITE INDEX                                                                -28.56%           -17.83%(2)
------------------------------------------------------------------------------------------------------------------



(1) After tax returns shown in the table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement

-----------------------
period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) Index comparisons began on September 1, 1999. An investor cannot invest directly in an index.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                        None
Maximum Deferred Sales Charge (Load)                                    None
Maximum Sales Charge (Load) Imposed in Reinvested
Dividends and other Distributions                                       None
Redemption Fee (as a percentage of redemption proceeds,
payable only if shares are redeemed within four months of               1.00%
purchase)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.25%
Distribution (12b-1) Fees                                               None
Other Expenses                                                          1.53%
                                                                       -------
Total Annual Fund Operating Expenses                                    1.78%
Fee Waiver and/or Expense Reimbursement*                               (0.93)%
                                                                       -------
Net Expenses                                                            0.85%

* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.85%.


You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR(1)       3 YEARS(1)      5 YEARS(1)     10 YEARS(1)
  $87             $466            $870           $2,000


1. The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3, 5 and 10 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


The Fund's investment objective is to match, before fees and expenses, the total return of the stocks making up the GSTI Composite Index. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

Under normal market conditions, the Fund invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the securities of companies making up the GSTI Composite Index. That portion of its assets is not actively managed but simply tries to match the total return of the GSTI Composite Index. The Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets before fees and expenses and the GSTI Composite Index. A 100% correlation would mean the total return of the Fund's assets would increase and decrease exactly the same as the GSTI Composite Index. The Fund may purchase and sell ETFs, futures and options on stock index futures. The Fund also may invest up to 10% of its assets in high-quality money market instruments to provide liquidity to pay redemptions and fees, among other reasons. The Fund may also engage in securities lending of its portfolio securities.


The GSTI Composite Index is one of the broadest measures of U.S. traded technology stocks available. The GSTI Composite Index generally includes over 175 companies representing six different component segments of the U.S. technology marketplace selected by Goldman Sachs & Co. (including hardware, internet, multi-media networking, semiconductors, services, and software). There is no limit as to how many companies are included in the GSTI Composite Index. Performance of the index is compiled by using a modified-cap weighted calculation to limit the extent that large-cap stocks can dominate the index. The GSTI Composite Index primarily consists of stocks of companies with capitalization of at least $1 billion. However, the index may include companies with smaller capitalizations. Smaller capitalized companies may be more volatile and less liquid than larger capitalized companies.

Generally, the technology industry segments may be more susceptible to effects caused by changes in the economic climate, overall market volatility, or regulatory changes. The technology industry segments are experiencing an increasing rate of innovation and competition. As such, many companies in the GSTI Composite Index are exposed to product obsolescence and downward pricing pressures which may have adverse effects on a company's stock price. While the stocks of many companies in the technology segment of the industry have experienced substantial appreciation, there can be no assurance that they will continue to appreciate, retain their current values or not depreciate.


The Fund also may invest in securities of foreign issuers to the extent such issuers are included in the GSTI Composite Index. The Fund does not anticipate investments in foreign securities to be a significant strategy but such investments may expose the Fund to special risks and considerations not typically associated with investing in U.S. companies. Such risks may include, among others, different accounting, auditing and financial reporting standards, higher commission rates, adverse changes in regulatory structures, and political, social and monetary developments that could affect U.S. investments in foreign countries.


The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund is managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the GSTI Composite Index.

Like all stock funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.


The Fund's ability to match its investment performance to the investment performance of the GSTI Composite Index may be affected by, among other things:
(i) the Fund's expenses; (ii) the amount of cash and cash equivalents held by the Fund's investment portfolio; (iii) the manner in which the total return of the GSTI Composite Index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Fund; and (v) the weighting of a particular stock in the GSTI Composite Index. The Fund uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the GSTI Composite Index.

As do many index funds, the Fund also may invest in ETFs, along with futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the index, the Fund incurs expenses and must keep a portion of its assets in cash for paying expenses and processing shareholders orders. By investing in ETFs and futures, the Fund potentially can offset a portion of the gap attributable to their cash holdings. However, because some of the effect of expenses remains, the Fund's performance normally will be below that of the GSTI Composite Index. The Fund may use ETFs and futures contracts to gain exposure to the GSTI Composite Index for its cash balances, which could cause the Fund to track the GSTI Composite Index less closely if the ETFs and/or futures contracts do not perform as expected.


Due to market volatility, the Fund's performance may be subject to substantial short-term changes.

FUND MANAGEMENT


INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of "E*TRADE" and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2001, ETAM and its affiliates including E*TRADE Global Asset Management, managed over $13 billion in assets and are responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center which distributes fixed income products to retail customers.

Subject to the supervision of the Board of Trustees of the Trust ("Board"), pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the subadviser. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.25% of the Fund's average daily net assets.

SUB-ADVISER. ETAM has entered into a subadvisory agreement ("Subadvisory Agreement") with Barclays Global Fund Advisors ("BGFA") under which ETAM has delegated the day-to-day discretionary management of the Fund's assets to BGFA. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. ETAM pays BGFA a fee out of its investment advisory fee at an annual rate equal to 0.20% of the Fund's average daily net assets on amounts up to $200 million; 0.15% of daily net assets on amounts between $200 million and $500 million; and 0.12% of daily net assets on amounts above $500 million. BGFA is not compensated directly by the Fund. The Subadvisory Agreement may be terminated by the Board.


ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.


SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.85% of the Fund's daily net assets.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading. Foreign issuers with common shares included in the GSTI Composite Index also may have securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to purchase, redeem or exchange the Fund's shares.

Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board. Expenses are accrued daily and applied when determining the NAV.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.


In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.


STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail, mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.

IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE. Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA #021000018
FBO: E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).


After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.


STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                          $2,500

Continuing Minimum Investment*                                                   $2,500

To invest in the Fund for your IRA, Roth IRA,                                    $1,000
one-person SEP-IRA  or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA,                                  $1,000
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account

To invest in the Fund through a 401(k) Plan                                      None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic Investment            $100
Plan (see below for additional information)

To buy additional shares of the Fund other than through the Automatic
Investment Plan                                                                  $250



* Unless you hold your shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500 if you initially purchased the shares on or after September 17, 2001 and up to $1,000 if you purchased the shares before September 17, 2001.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investments, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento, CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.


You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing from our Website.


No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

     1. If you transfer the ownership of your account to another individual or organization.
     2.   When you submit a written redemption for more than $25,000.
     3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
     4. If you add or change your name or add or remove an owner on your account.
     5. If you add or change the beneficiary on your transfer-on-death account.

For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and investments by other E*TRADE Funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

REDEMPTION IN-KIND. The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.

TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on distributions they receive, depending on their tax status.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

E*TRADE TECHNOLOGY INDEX FUND
FINANCIAL HIGHLIGHTS



-----------------------------------------------------------------------------------------------------------------------
                                                                                                    Period from
                                                                                                  August 13, 1999
                                                                                                   (commencement
                                                                                                   of operations)
                                                               Year Ended        Year Ended           through
FOR A SHARE OUTSTANDING FOR THE PERIOD                        December 31,      December 31,        December 31,
                                                                  2001              2000                1999
                                                             ---------------   ---------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $    8.21       $     14.21        $       10.00
                                                             ---------------   ---------------    -----------------
(LOSS) INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                             (0.04)            (0.08)               (0.01)
    Net realized and unrealized (loss) gain on
    investments                                                     (2.36)            (5.32)                4.75
                                                             ---------------   ---------------    -----------------
    TOTAL (LOSS) INCOME FROM INVESTMENT OPERATIONS                  (2.40)            (5.40)                4.74
                                                             ---------------   ---------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net realized gains                           (0.04)            (0.65)               (0.58)
                                                             ---------------   ---------------    -----------------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL                             0.06(6)           0.05                 0.05
                                                             ---------------   ---------------    -----------------
NET ASSET VALUE, END OF PERIOD                                  $    5.77       $      8.21        $       14.21
                                                             ===============   ===============    =================
TOTAL RETURN                                                       (29.03)%          (38.02)%              47.71%(3)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000s omitted)                    $  62,505           $55,514              $44,971
    Ratio of expenses to average net assets (1)                      0.85%             0.85%(5)             0.85%(4)(5)
    Ratio of net investment loss to average net assets (2)          (0.66)%           (0.70)%              (0.49)%(4)
    Portfolio turnover rate                                         48.65%            27.82%               35.77%(3)
-----------------------------------------------------------------------------------------------------------------------



     (1) Ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was 1.18% and was not applicable in prior years.

     (2) Ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the year ended December 31, 2001 was (0.99%) was not applicable in prior years.

     (3) For the period August 13, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.

     (4)  Annualized.

     (5) The Investment Advisor voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period August 13, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.85% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

     (6)  Rounds to less than $0.01

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

The SAI and the most recent annual report (dated December 31, 2001) and semi-annual report (dated June 30, 2001) may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.


Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS


                       E*TRADE FINANCIAL SECTOR INDEX FUND

                        E*TRADE INTERNATIONAL INDEX FUND

                         E*TRADE RUSSELL 2000 INDEX FUND

                           E*TRADE S&P 500 INDEX FUND

                          E*TRADE TECHNOLOGY INDEX FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2002



This Statement of Additional Information ("SAI") relates to each series of E*TRADE Funds ("Trust") listed above (each a "Fund" or, collectively, the "Funds"). This SAI is not a prospectus and should be read together with each Fund's Prospectus dated May 1, 2002, (as amended from time to time). Unless otherwise defined herein, capitalized terms have the meanings given them in each Fund's Prospectus.



To obtain a free copy of a Fund's Prospectus and the most recent annual report to shareholders (dated December 31, 2001 and incorporated herein by reference), please access our Website online (www.etradefunds.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities, Inc. ("E*TRADE Securities") who consent to receive all information about a Fund electronically may invest in that Fund.

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----

HISTORY OF E*TRADE FUNDS................................................   3

THE FUNDS...............................................................   3

INVESTMENT STRATEGIES AND RISKS.........................................   4

FUNDS' POLICIES.........................................................  20

TRUSTEES AND OFFICERS...................................................  30

INVESTMENT ADVISORY AND OTHER SERVICES..................................  35

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION..........................  44

ORGANIZATION, DIVIDEND AND VOTING RIGHTS................................  46

SHAREHOLDER INFORMATION.................................................  48

TAXATION................................................................  49

UNDERWRITER.............................................................  54

MASTER PORTFOLIO ORGANIZATION...........................................  55

PERFORMANCE INFORMATION.................................................  56

LICENSES................................................................  61

APPENDIX................................................................  65

HISTORY OF E*TRADE FUNDS

The Trust is organized as a Delaware business trust and was formed on November 4, 1998. The Trust is governed by a Board of Trustees ("Board") which has the responsibility for the overall management of the Trust.

THE FUNDS


The Trust currently consists of eight individual series. Each series is classified as an open-end management investment company. The E*TRADE Asset Allocation Fund ("Asset Allocation Fund"), E*TRADE Bond Fund ("Bond Fund"), E*TRADE International Index Fund ("International Fund"), E*TRADE Premier Money Market Fund ("Premier Money Market Fund"), E*TRADE Russell 2000 Index Fund ("Russell 2000 Fund"), and E*TRADE S&P 500 Index Fund ("S&P 500 Fund") are diversified series of the Trust. E*TRADE Financial Sector Index Fund ("Financial Sector Fund") and E*TRADE Technology Index Fund ("Technology Fund) are non-diversified series of the Trust. E*TRADE Asset Management, Inc. ("ETAM") serves as the investment adviser for each Fund.



The Asset Allocation Fund, Bond Fund and Premier Money Market Fund each has a separate SAI containing additional information about the Asset Allocation Fund, Bond Fund and Premier Money Market Fund, respectively.



The International Fund, Russell 2000 Fund, and S&P 500 Fund (each a "Feeder Fund" and, collectively, "Feeder Funds") invest all of their assets in the International Index Master Portfolio ("International Master Portfolio"), the Russell 2000 Index Master Portfolio ("Russell 2000 Master Portfolio"), and the S&P 500 Index Master Portfolio ("S&P 500 Master Portfolio") (each a "Master Portfolio" and, collectively, "Master Portfolios"), respectively, in a master/feeder structure. The Master Portfolios are each a separate series of the Master Investment Portfolio ("MIP"), a registered investment company. The investment adviser for the Master Portfolios is Barclays Global Fund Advisors ("BGFA"). In addition to selling its shares to a Feeder Fund, each Master Portfolio has and may continue to sell its shares to other mutual funds or other accredited investors ("Interestholders"). The expenses and, correspondingly, the returns of other Interestholders in a Master Portfolio may differ from those of the corresponding Feeder Fund.


The Board believes that, as other investors invest their assets in a Feeder Fund and Interestholders invest their assets in the corresponding Master Portfolio in which the Feeder Fund invests, certain economic efficiencies may be realized with respect to the Feeder Fund and the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Master Portfolio (and the other Interestholders in that Master Portfolio) or the corresponding Feeder Fund would be spread across a larger asset base as more Interestholders invest in the Master Portfolio. However, if an investor or an Interestholder withdraws its investment from a Master Portfolio or Feeder Fund, respectively, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Feeder Fund, and in turn, the Master Portfolio, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.

Each Feeder Fund may withdraw its investments in its Master Portfolio if the Feeder Fund's Board of Trustees determines that it is in the best interests of the Feeder Fund and its shareholders to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having the same investment objective as the Feeder Fund, direct management of a portfolio by ETAM, or the hiring of a sub-adviser to manage the Feeder Fund's assets.

Investment of each Feeder Fund's assets in its corresponding master portfolio is not a fundamental policy of any Feeder Fund and a shareholder vote is not required for any Feeder Fund to withdraw its investment from its corresponding Master Portfolio.

INVESTMENT STRATEGIES AND RISKS

The following supplements the discussion in each Fund's Prospectus of the investment strategies, policies and risks of each Fund or, with respect to each Feeder Fund, its Master Portfolio, as appropriate. Because a Feeder Fund invests all of its assets in a Master Portfolio, references in this section to a Feeder Fund may refer to the investment strategies, policies and risks of the corresponding Master Portfolio.

These investment strategies and policies may be changed without approval of the shareholders of the Funds or of the Master Portfolios, unless otherwise noted.

BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay a fund deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed-rate, floating- rate or variable-rate notes and bonds.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Each Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. Each Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's Investors Service, Inc. ("Moody's"), or "AA" by Standard & Poor's Corporation ("S&P"). Subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. ETAM will consider such an event in determining whether a Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P or other nationally recognized statistical rating organizations ("NRSROs") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other NRSROs are more fully described in the attached Appendix.


EXCHANGE TRADED FUNDS. Each Fund may purchase shares of exchange traded funds ("ETFs"), including shares of ETFs that are affiliates of MIP. Typically, a Fund would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, each Fund's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Company Securities" below.



An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or
(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exhange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. Each Fund may purchase floating-rate and variable-rate notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in a Fund's portfolio. A Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


DERIVATIVES. Each Fund may invest in one or more types of derivatives. Derivatives generally are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives in which the Funds may invest include, but are not limited to: asset-backed securities, foreign currency futures contracts, forward foreign currency exchange contracts, futures contracts, hybrid instruments, and options transactions. Further information about these instruments and the risks involved in their use are contained under the descriptions of each of these instruments elsewhere in this SAI.

FOREIGN CURRENCY FUTURES CONTRACTS. The International Master Portfolio may attempt to hedge or protect the value of its securities by purchasing and selling foreign currency futures contracts. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.

While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Master Portfolio will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Master Portfolio must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Master Portfolio may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

Purchase and Sale of Currency Futures Contracts. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Master Portfolio may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Master Portfolio may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Master Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Master Portfolio intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

A currency futures contract sale creates an obligation by the International Master Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by the International Master Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

In connection with transactions in foreign currency futures, the International Master Portfolio will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Risk Factors Associated with Futures Transactions. The International Master Portfolio may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the International Master Portfolio may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part from the prices of other securities or specified assets, indices or rates. The International Master Portfolio intends to use future contracts and options as part of its short-term liquidity holdings an/or substitutes for comparable market positions in the underlying securities. The effective use of futures strategies depends on, among other things, the International Master Portfolio's ability to terminate futures positions at times when BGFA deems it desirable to do so. Although the International Master Portfolio will not enter into a futures position unless BGFA believes that a liquid secondary market exists for such future, there is no assurance that the International Master Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The International Master Portfolio generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of BGFA to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

In addition to the foregoing risk factors, the following sets forth certain information regarding the potential risks associated with the International Master Portfolio's futures transactions.

Risk of Imperfect Correlation. The International Master Portfolio's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Master Portfolio. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Master Portfolio might not be successful and the International Master Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Master Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

Under certain extreme market conditions, it is possible that the International Master Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Master Portfolio.

The International Master Portfolio will purchase or sell futures contracts only if, in BGFA's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Master Portfolio's portfolio for the hedge to be effective. There can be no assurance that BGFA's judgment will be accurate.

Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Master Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Master Portfolio will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Master Portfolio, which could require the International Master Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Master Portfolio's ability effectively to hedge its securities, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Trading and Position Limits. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. BGFA does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Master Portfolio's investments.

Regulations on the Use of Futures Contracts. Regulations of the CFTC require that the International Master Portfolio enter into transactions in futures contracts for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by the International Master Portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Master Portfolio, and accrued profits on such positions. In addition, the International Master Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the International Master Portfolio's total assets.

When the International Master Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be segregated with the International Master Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

The International Master Portfolio's ability to engage in the hedging transactions described herein may be limited by the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the International Master Portfolio's board of trustees.

BGFA uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the International Master Portfolio's investment objective, does not expose the International Master Portfolio's board of trustees to undue risk and is closely monitored. These procedures include providing periodic reports to the International Master Portfolio's board of trustees concerning the use of derivatives.

FOREIGN SECURITIES. The foreign securities in which a Fund may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars.

Investments in foreign securities, including American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and similar securities, involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Generally, multinational companies may be more susceptible to effects caused by changes in the economic climate and overall market volatility.

Obligations of Foreign Governments, Banks and Supranational Entities. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which a Fund may invest.

To the extent that such investments are consistent with their respective investment objectives, each Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


Each Fund may also invest a portion of their total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

International Master Portfolio. The International Master Portfolio may invest in foreign securities through ADRs, Canadian Depositary Receipts ("CDRs"), EDRs, International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, the International Master Portfolio may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Investment Companies. From time to time, investments in other investment companies may be the most effective available means by which the International Master Portfolio may invest in securities of issuers in certain countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the International Master Portfolio would continue to pay its own management fees and other expenses.

Investment income on certain foreign securities in which the International Master Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the International Master Portfolio would be subject.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to each Fund and its commitments to purchase when-issued securities. If the value of these assets declines, each Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The International Master Portfolio's investments in foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. To attempt to minimize risks to the International Master Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies, the International Master Portfolio may engage in foreign currency transactions on a spot (i.e., cash) basis and may purchase or sell forward foreign currency exchange contracts ("forward contracts"). The International Master Portfolio may also purchase and sell foreign currency futures contracts (see "Foreign Currency Futures Contracts"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

Forward contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and is traded at a net price without commission. The International Master

Portfolio will direct its custodian, to the extent required by applicable regulations, to segregate high grade liquid assets in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the International Master Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The International Master Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when BGFA believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the International Master Portfolio's securities denominated in such foreign currency, or when BGFA believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

The International Master Portfolio may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where BGFA believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the portfolio securities are denominated (a "cross-hedge").

Foreign currency hedging transactions are an attempt to protect the International Master Portfolio against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

The cost to the International Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which the International Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the International Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.


FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund, may use futures contracts as a substitute for a comparable market position in the underlying securities.


Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Each Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select portfolio securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.


A Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of that Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations or published positions of the SEC, a Fund may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



FUTURE DEVELOPMENTS. Each Fund, may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by a Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objectives and legally permissible for that Fund.



ILLIQUID SECURITIES. To the extent that such investments are consistent with its investment objective, each Fund, may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which each Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.



INDEX FUNDS. Each Fund described in this SAI is an index fund. The net asset value of index funds and funds which are not actively managed may be disproportionately affected by, among other things, the following risks: short-term and long-term changes in the characteristics of the companies whose securities make up an index; index rebalancing, which may result in reduced returns or volatility for and affect the portfolio turnover rate of a Fund; modifications in the criteria for companies selected to make up an index; for the Financial Sector Fund and Technology Fund, modifications in the criteria for companies selected to make up either Fund's holdings due to regulatory limits on each Fund's holdings of securities issued by E*TRADE Group, Inc. ("E*TRADE Group") (which is currently in the indices in which these Funds invest); suspension or termination of the operation of an index; and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.


INITIAL PUBLIC OFFERINGS. Although it is not a principal investment strategy, the Russell 2000 Master Portfolio may purchase shares issued in initial public offerings ("IPOs") in anticipation of such shares becoming part of the Russell 2000 Index. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. Because of the nature of IPOs and the fact that such securities may not be part of the Russell 2000 Index at the time of the Russell 2000 Master Portfolio's purchase, those investments in IPOs may cause the Russell 2000 Master Portfolio to track the Russell 2000 Index less closely and may cause the Russell 2000 Master Portfolio's and, accordingly, the Russell 2000 Fund's performance to track the Russell 2000 Index less closely.


INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which each Fund invests as permitted under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Fund may also purchase shares of exchange-listed closed-end funds and ETFs, including those for which BGFA is investment adviser. See also the earlier discussion of the International Master Portfolio under the section titled "Foreign Securities-Investment Companies."

The Master Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act.


LETTERS OF CREDIT. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which each Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of a Fund.


PRIVATELY ISSUED SECURITIES. Each Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to each Fund. Privately issued or Rule 144A securities that are determined by ETAM or BGFA to be "illiquid" are subject to each Fund's policy of not investing more than 15% of its net assets in illiquid securities. ETAM and BGFA, under guidelines approved by the Board of Trustees of the Trust and the board of trustees of MIP, respectively, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


REPURCHASE AGREEMENTS. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A Fund may enter into repurchase agreements wherein the seller of a security to that Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Investors Bank & Trust Company ("IBT"), as custodian, has custody of, and holds in a segregated account, securities acquired as collateral by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a Fund. Each Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by that Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM and/or BGFA monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of ETAM and BGFA to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM and BGFA consider on an ongoing basis the creditworthiness of the institutions with which a Fund enters into repurchase agreements.

SECURITIES LENDING. Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, a Fund's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that A Fund may receive as collateral will not become part of that Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of each Fund to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities ("financial companies"). If the index in which a Fund invests provides a higher concentration in one or more financial companies, that Fund may experience increased tracking error due to the limitations on investments in such companies. For example, the Financial Sector Fund tracks the Dow Jones U.S. Financial Sector Index ("DJFS Index"), which measures the performance of the financial economic sector of the U.S. public equity market and includes financial companies. Consequently, the Financial Sector Fund may experience increased tracking error to the extent that it is limited in investing in the securities of those financial companies comprising the DJFS Index.

SHORT-TERM INSTRUMENTS FOR TEMPORARY INVESTMENT PURPOSES. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which a Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by ETAM or BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of ETAM or BGFA are of comparable quality to obligations of U.S. banks which may be purchased by each Fund.


UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of ETAM or BGFA, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by that Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by the Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

Because a Fund, is not required to sell downgraded securities, a Fund could hold up to 5% of their net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low-rated and unrated, low-quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated, low-quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated, low-quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated, low-quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low-rated or unrated low-quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund held exclusively higher rated or higher quality securities.

Low-rated or unrated low-quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher-quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated, low-quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, a Fund may incur additional expenses to seek recovery.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WARRANTS. The Financial Sector Fund, Technology Fund and S&P 500 Master Portfolio may invest up to 5% of their net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Financial Sector Fund, Technology Fund and S&P 500 Master Portfolio may only purchase warrants on securities in which they may invest directly.

FUNDS' POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS


The following fundamental investment restrictions for each Fund, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of that Fund, as set forth in the 1940 Act.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.


Unless indicated otherwise below:

1. The International Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in:
(i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if either Fund's investment objective is to track the performance of a particular index, that Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance that Fund seeks to track.



The Financial Sector Fund and Russell 2000 Fund may not concentrate their respective investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any particular industry or group of closely related industries to approximate the extent that the companies whose stocks comprise the DJFS Index or Russell 2000 Index (as applicable), or another index that it is the objective of either Fund to track, before fees and expenses, belong to a particular industry or group of closely related industries.



The S&P 500 Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements thereto).


The Technology Fund may not invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any industry in which the GSTI Composite Index is concentrated to the approximately same degree during the same period.


2. The International Fund and the Russell 2000 Fund each shall be a "diversified company" as that term is defined in the 1940 Act.


The S&P 500 Fund: (i) may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or intrumentalities may be purchased, without regard to any such limitation; and (ii) may not with respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding securities of any one issuer.

The Technology Fund may not with respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding securities of any one issuer.


3. The International Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.


The Financial Sector Fund and Russell 2000 Fund may not borrow money, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time.

The S&P 500 Fund and the Technology Fund may (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (a) and
(b) shall not exceed 33 1/3% of the value of that Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that either Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The S&P 500 Fund and the Technology Fund may also borrow money from other persons to the extent permitted by applicable law.


4. The International Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.


The Financial Sector Fund and Russell 2000 Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time. The S&P 500 Fund and the Technology Fund may not issue senior securities, except as permitted under the 1940 Act.

5. The International Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation with respect to these Funds, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.


The Financial Sector Fund and Russell 2000 Fund may not make loans, except as permitted under the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time.


The S&P 500 Fund and the Technology Fund may not lend any funds or other assets, except that each Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans,
(b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Fund.



6. The International Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.


The Financial Sector Fund and Russell 2000 Fund may not engage in the business of underwriting securities issued by others, except to the extent that either Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

The S&P 500 Fund and the Technology Fund may not act as an underwriter of another issuer's securities, except to the extent that either Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities.

7. Each Fund (except the S&P 500 Fund and the Technology Fund) may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities.

The S&P 500 Fund and the Technology Fund may not purchase or sell real estate, although each may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

8. Each Fund (except the S&P 500 Fund and the Technology Fund) may not purchase physical commodities or contracts relating to physical commodities.

The S&P 500 Fund and the Technology Fund may not purchase or sell physical commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit either

Fund, subject to restrictions described in its Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

NON-FUNDAMENTAL OPERATING RESTRICTIONS

The following are each Fund's non-fundamental operating restrictions, which may be changed by the Board without shareholder approval.

Unless otherwise indicated, each Fund (as indicated below):

S&P 500 FUND

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;


2. may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act;


3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act;

4. may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the S&P 500 Fund or investment objectives and policies consistent with those of the S&P 500 Fund.

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.

INTERNATIONAL FUND


1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the International Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the International Fund's total assets with respect to any one investment company, and (iii) 10% of the International Fund's total assets in the aggregate. Other investment companies in which the International Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the International Fund.

2. may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the International Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The International Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;


4. may, notwithstanding any other non-fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar fundamental investment objectives and policies as the International Fund or investment objectives and policies consistent with those of the International Fund, except that it may invest a portion of its assets in a money market fund for cash management purposes; and



5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.


FINANCIAL SECTOR FUND, RUSSELL 2000 FUND, AND TECHNOLOGY FUND

Each Fund:

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

2. may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act;

4. may, notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies or investment objectives and policies consistent with those of the respective Fund; and

5. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund will provide their respective shareholders with at least 60 days notice of any change to the respective Fund's (or Master Portfolio's, as applicable), non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities comprising the index that each Fund tracks.


MASTER PORTFOLIOS' POLICIES


The three Feeder Funds (International Fund, Russell 2000 Fund, and S&P 500 Fund) invest all of their assets in corresponding Master Portfolios. In the event that a Master Portfolio seeks approval to change any of the following fundamental investment restrictions and the corresponding Feeder Fund elects to continue its investment in that Market Master Portfolio, that Feeder Fund, as it deems necessary, may take such action to ensure that the Master Portfolio's policies are in compliance with the Feeder Fund's policies.


FUNDAMENTAL INVESTMENT RESTRICTIONS

INTERNATIONAL MASTER PORTFOLIO

The International Master Portfolio is subject to the following fundamental investment restrictions which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the International Master Portfolio's outstanding voting securities.

The International Master Portfolio may not:


1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

2. Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

5. Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

7. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


RUSSELL 2000 MASTER PORTFOLIO

The Russell 2000 Master Portfolio is subject to the following fundamental investment restrictions which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Russell 2000 Master Portfolio's outstanding voting securities.

The Russell 2000 Market Master Portfolio may not:

1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Russell 2000 Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Russell 2000 Master Portfolio's total assets, provided that this restriction does not limit the Russell 2000 Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements, and provided further that the Russell 2000 Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Russell 2000 Master Portfolio reserves the right to concentrate in any industry in which the Russell 2000 Index becomes concentrated approximately to the same degree during the same period.

2. Purchase securities of any issuer if, as a result, with respect to 75% of the Russell 2000 Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Russell 2000 Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Russell 2000 Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Russell 2000 Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Russell 2000 Master Portfolio's investment program may be deemed to be an underwriting.

7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Russell 2000 Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

S&P 500 MASTER PORTFOLIO

The S&P 500 Master Portfolio is subject to the following fundamental investment restrictions which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the S&P 500 Master Portfolio's outstanding voting securities.

The S&P 500 Master Portfolio may not:


1. Purchase the securities of any single issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

2. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

3. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

4. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

5. Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

7. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolio reserve the right to concentrate in any industry in which the index that the Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

8. Purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.


NON-FUNDAMENTAL OPERATING POLICIES

Each Master Portfolio is subject to the following non-fundamental policies which may be changed by a vote of the majority of MIP's board of trustees without the approval of the holders of that Master Portfolio's outstanding securities. The International Master Portfolio and Russell 2000 Master Portfolio's investment objective may also be changed by MIP's board of trustees without the approval of the holders of the respective Master Portfolio's outstanding securities.

1. Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, each Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (a) 3% of the total voting stock of any one investment company, (b) 5% of a Master Portfolio's total assets with respect to any one investment company, and (c) 10% of a Master Portfolio's total assets in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by that Master Portfolio.


2. Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


3. Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Each Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.


4. Each Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas or other mineral exploration or development programs.



5. Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest more than 80% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.


FURTHER INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer

Section 18(f)(1) of the 1940 Act permits a Fund to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund and provided further that if a Fund's asset coverage falls below 300%, a Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund's total assets at the time when the borrowing is made.


As a matter of operating policy, it is the Funds' understanding that the SEC Staff interprets the term "concentration" to mean that a Fund will not invest 25% or more of its total assets in a particular industry.


TRUSTEES AND OFFICERS


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of seven series that have commenced operations and one series that has not commenced operations.



--------------------------------------------------------------------------------------------------------------------
                                          NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
       NAME, ADDRESS         TERM OF OFFICE 1AND LENGTH     PRINCIPAL OCCUPATION(S)      OTHER DIRECTORSHIPS HELD(3)
     AGE AND POSITION              OF TIME SERVED         DURING THE PAST FIVE YEARS
      HELD WITH TRUST
--------------------------------------------------------------------------------------------------------------------
Steven Grenadier             Since February 1999          Mr. Grenadier is an              None
4500 Bohannon Drive                                       Associate Professor of
Menlo Park, CA 94025                                      Finance at the Graduate
Age: 36                                                   School of Business at
Trustee                                                   Stanford University, where
                                                          he has been employed as a
                                                          professor since 1992.
--------------------------------------------------------------------------------------------------------------------

Ashley T. Rabun              Since February 1999          Ms. Rabun is the Founder         Trust For Investment
4500 Bohannon Drive                                       and Chief Executive              Managers
Menlo Park, CA 94025                                      Officer of InvestorReach
Age: 48                                                   (which is a consulting
Trustee                                                   firm specializing in
                                                          marketing and distribution
                                                          strategies for financial
                                                          services companies formed
                                                          in October 1996).
--------------------------------------------------------------------------------------------------------------------
George J. Rebhan
4500 Bohannon DriveMenlo     Since December 1999          Mr. Rebhan retired in            Trust For Investment
Park, CA 94025                                            December 1993, and prior         Managers
Age: 67                                                   to that he was President
Trustee                                                   of Hotchkis and Wiley
                                                          Funds (investment
                                                          company) from 1985 to
                                                          1993.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers 2           Since February 1999          Ms. Meyers is the Manager,       Meyers InvestmentTrust
4500 Bohannon Drive                                       Chief Executive Officer,         Meyers Capital
Menlo Park, CA 94025                                      and founder of Meyers            Management LLC
Age: 42                                                   Capital Management, a
Trustee                                                   registered investment
                                                          adviser formed in
                                                          January 1996. She has
                                                          also managed the
                                                          Meyers Pride Value
                                                          Fund since June 1996.

--------------------------------------------------------------------------------------------------------------------

Mitchell H. Caplan 2         Since February 2002          Mr. Caplan is Chief              None
4500 Bohannon Drive                                       Financial Products Officer
Menlo Park, CA 94025                                      and Managing Director of
Age: 45                                                   North America for E*TRADE
Trustee                                                   Group, Inc.  He also is
                                                          Chairman of the Board
                                                          and Chief Executive
                                                          Officer of E*TRADE
                                                          Financial Corporation
                                                          andE*TRADE Bank and a
                                                          Director of E*TRADE
                                                          Global Asset
                                                          Management, Inc. He
                                                          previously served as
                                                          Vice Chairman of the
                                                          Board of Directors,
                                                          President and Chief
                                                          Executive Officer of
                                                          Telebanc Financial
                                                          Corporation and
                                                          Telebank (renamed
                                                          E*TRADE Bank) from
                                                          1993-2000.

--------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS
--------------------------------------------------------------------------------------------------------------------

Liat Rorer                   Since May 2001               Ms. Rorer is Vice                N/A
Age: 41                                                   President of Operations
President                                                 and a director of E*TRADE
                                                          Asset Management, Inc.
                                                          She is also a Key
                                                          Business Leader of
                                                          E*TRADE Securities,
                                                          Inc. which she joined
                                                          in 1999. Prior to that
                                                          Ms. Rorer worked as a
                                                          senior consultant for
                                                          the Spectrem Group,
                                                          (financial services
                                                          consulting firm)
                                                          beginning in 1998.
                                                          From 1996 to 1998, she
                                                          was a marketing Vice
                                                          President for Charles
                                                          Schwab's Retirement
                                                          Plan Services, and
                                                          prior to that she held
                                                          positions in
                                                          Fidelity's Retail
                                                          Services, Legal and
                                                          Institutional Services
                                                          Departments.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried          Since November 2000          Ms. Gottfried joined             N/A
Age: 41                                                   E*TRADE in September
Vice President and                                        2000. Prior to that, she
Treasurer                                                 worked at Wells Fargo Bank
                                                          from 1984 to 2000 and
                                                          managed various areas of
                                                          Wells Fargo's mutual fund
                                                          group.
--------------------------------------------------------------------------------------------------------------------

Jay Gould                    Since August 2000            Mr. Gould is Secretary of        N/A
Age: 46                                                   E*TRADE Asset Management
Secretary                                                 and Chief Counsel of
                                                          E*TRADE Asset Management.
                                                          From February to
                                                          December 1999, he
                                                          served as a Vice
                                                          President at
                                                          Transamerica and prior
                                                          to that he worked at
                                                          Bank of America
                                                          (banking and financial
                                                          services) from 1994.

--------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2)  Ms. Meyers may be considered an "interested" person (as defined by the 1940
     Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc.

(3) Directorships include public companies and any company registered as an investment company.



Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each regularly scheduled Board meeting attended; and (ii) $2,000 for each Audit Committee meeting attended. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.



The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2001.

--------------------------------------------------------------------------------
       NAME OF PERSON, POSITION           AGGREGATE COMPENSATION FROM THE TRUST
--------------------------------------------------------------------------------
Steven Grenadier, Trustee                                  $38,000
--------------------------------------------------------------------------------
Shelly J. Meyers, Trustee                                  $36,000
--------------------------------------------------------------------------------
Mitchell H. Caplan, Trustee                                 None
--------------------------------------------------------------------------------
Ashley T. Rabun, Trustee                                   $38,000
--------------------------------------------------------------------------------
George J. Rebhan, Trustee                                  $38,000
--------------------------------------------------------------------------------



No Trustee will receive any befits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.



COMMITTEES. The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of each Committee are the Trustees who are not "interested" or "affiliated" persons (as defined in the 1940 Act). The Audit Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. The Nominating and Corporate Governance Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and the compensation arrangements for each of the Trustees; and reviewing the Board's governance procedures. The Nominating Committee is not required to consider nominees recommended by Fund shareholders. During the fiscal year ended December 31, 2001, the Nominating and Corporate Governance Committee did not hold any meetings.The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This committee determines the value of any of the Funds' securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the fiscal year ended December 31, 2001, the Pricing Committee held one meeting.



The chart below identifies a range of each Trustee's ownership of shares of the Funds and the range of aggregate holdings of shares in all seven series of the Trust that have commenced operations as of December 31, 2001. The ranges are identified as follows: A. none; B. $1.00 - $10,000; C. $10,001 - $50,000; D.
$50,001 - $100,000; or E. over $100,000.

----------------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
          NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN   SECURITIES IN ALL SEVEN SERIES OF
                                                    THE FUNDS                            THE TRUST
----------------------------------------------------------------------------------------------------------------
                                            NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Steven Grenadier                                        A                                    A
----------------------------------------------------------------------------------------------------------------
Ashley T. Rabun                                 S&P 500 Fund - C                             C
                                             Technology Fund - B
----------------------------------------------------------------------------------------------------------------
George J. Rebhan                              Russell 2000 Fund - B                          C
                                           Financial Sector Fund - B
                                            Technology Fund - B
----------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Shelly J. Meyers                                        A                                    A
----------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan                                      A                                    A
----------------------------------------------------------------------------------------------------------------



As of December 31, 2001, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities, Inc. or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities, Inc.



CODE OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, each Fund has adopted a code of ethics. The Funds' investment adviser and/or sub-adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by a Fund, subject to certain reporting requirements and restrictions. MIP, its placement agent and the Master Portfolios' Investment Adviser have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by a Master Portfolio, subject to certain reporting requirements and restrictions.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 2002, the shareholders identified below were known by the Trust to own 5% or more of the outstanding shares of each of the Funds listed below:




--------------------------------------------------------------------------------
            NAME                               % OF FUND
--------------------------------------------------------------------------------
E*TRADE Asset Management             79.15% of Financial Sector Fund
Ballston Tower
671 North Glebe Road
Arlington, VA  22203
--------------------------------------------------------------------------------
Peter Reiman                         19.99% of International Index Fund
3500 Woodside Road
Woodside, CA  94062
--------------------------------------------------------------------------------

As of April 1, 2002, the Trustees and officers of the Trust as a group owned less than 1% of each Fund's equity securities.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER TO THE FUNDS. Under an investment advisory agreement ("Investment Advisory Agreement") with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly owned subsidiary of E*TRADE Group and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2001, ETAM provided investment advisory services for over $325 million in assets. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.


Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides the Funds with ongoing investment guidance, policy direction and monitoring of, as applicable, the Funds, any sub-advisers pursuant to an investment advisory agreement, and of the Master Portfolios. ETAM may in the future manage cash and money market instruments for cash flow purposes.

The Investment Advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.


Following the Board's consideration and evaluation of information provided by ETAM at a Board meeting held on August 21, 2001, the Board approved the continuance of (i) each Fund's Investment Advisory Agreement with ETAM and (ii) of the Financial Sector Fund's and Technology Fund's Sub-Advisory Agreements with BGFA. In approving the continuation of the Investment Advisory Agreement with respect to each Fund and the Sub-Advisory Agreement with respect to the Financial Sector Fund and the Technology Fund, the Board considered all factors that it deemed relevant, including:



o the investment advisory fees and other expenses that would be paid by each Fund as compared to those of similar funds managed by other investment advisers;

o the commitment of personnel and resources provided by ETAM to support the investment advisory services provided to the Fund;

o the de facto historic subsidization by ETAM of the Fund's expenses through its unitary administrative fee structure and the willingness of ETAM to agree to limit total operating expenses for the Fund to until at least August 31, 2002 (and which was subsequently extended until April 30, 2003);

o the historical investment performance of each Fund, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment focus and asset types as each Fund;

o the nature and quality and extent of the investment advisory services that have been provided by ETAM to each Fund, and the other series of the Trust;

o ETAM's compliance and monitoring system for assuring that each Fund is in compliance with federal securities laws, the Internal Revenue Code and other applicable laws, as well as with each Fund's investment objectives, policies and restrictions;

o    costs of the services provided by ETAM;

o current and projected profitability and related other benefits to ETAM in providing investment advisory services to each Fund, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to each Fund.



As a result of this review, the Board, including the Independent Trustees, determined that the advisory fee for each Fund in the Investment Advisory Agreement, and for the Financial Sector Fund and Technology Fund in the Sub-Advisory Agreement was fair and reasonable to each Fund and to its shareholders. The Board concluded that over the long-term, the Investment Advisory Agreement would: (i) enable ETAM to continue to provide high-quality investment advisory services to each Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to each Fund at a level consistent with the increased demands of the current mutual fund marketplace.


For ETAM's advisory services, each Fund pays ETAM an investment advisory fee equal to the following as a percentage of that Fund's average daily net assets:


          FUND                      ANNUAL INVESTMENT ADVISORY FEE
          -----                     ------------------------------
Financial Sector Fund                          0.25%
International Fund                             0.02%(1)
Russell 2000 Fund                              0.02%(2)
S&P 500 Fund                                   0.02%(3)
Technology Fund                                0.25%


--------------------------


(1) To the extent the International Fund has assets that are not invested in a corresponding Master Portfolio, the International Fund would pay ETAM an investment advisory fee equal to 0.08% of that portion of the International Fund's average daily net assets that are not invested in a corresponding Master Portfolio.

(2) To the extent the Russell 2000 Fund has assets that are not invested in a corresponding Master Portfolio, the Russell 2000 Fund would pay ETAM an investment advisory fee equal to 0.10% of that portion of the Russell 2000 Fund's average daily net assets that are not invested in a corresponding Master Portfolio.

(3) To the extent the S&P 500 Fund has assets that are not invested in a corresponding Master Portfolio , the S&P 500 Fund would pay ETAM an investment advisory fee equal to 0.07% of that portion of the S&P 500 Fund's average daily net assets that are not invested in a corresponding Master Portfolio.


For the fiscal years listed below, each Fund paid ETAM the following amounts for its investment advisory services to that Fund:



                         TOTAL INVESTMENT ADVISORY FEES
                                  PAID TO ETAM



          FUND                     1999              2000                2001
          ----                     ----              ----                ----
Financial Sector Fund(1)           N/A                N/A              $23,069
International Fund                 $101             $1,609              $1,469
Russell 2000 Fund(1)               N/A                N/A               1,716
S&P 500 Fund                      $4,745            $11,356            $14,028
Technology Fund                  $23,484           $195,504            $119,052


--------------------------

(1) The Financial Sector Fund and Russell 2000 Fund did not commence operations until December 29, 2000 and, consequently, did not incur any investment advisory fees for the fiscal years 1999 and 2000.



INVESTMENT ADVISER TO THE MASTER PORTFOLIOS. The Master Portfolios' investment adviser is BGFA. BGFA is a direct subsidiary of Barclays Global Investors, N.A. ("BGI") (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGI has provided asset management, administration and advisory services for over 25 years. As of December 31, 2001, BGI and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. Pursuant to Investment Advisory Contracts ("Advisory Contracts") with the Master Portfolios, BGFA provides the Master Portfolios with investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolios, subject to the supervision of the MIP's board of trustees and in conformity with Delaware law and the stated policies of the Master Portfolios. Pursuant to the Advisory Contracts, BGFA furnishes to MIP's board of trustees periodic reports on the investment strategy and performance of the Master Portfolios.



BGFA receives a fee from each Master Portfolio, and indirectly from each E*TRADE Feeder Fund as a shareholder in its corresponding Master Portfolio, equal to the following as a percentage of that Master Portfolio's average daily net assets:



       MASTER PORTFOLIO                                 ANNUAL INVESTMENT ADVISORY FEE
       ----------------                                 ------------------------------
International Master Portfolio                0.15% of the first billion, and 0.10% thereafter
Russell 2000 Master Portfolio                                       0.08%

       MASTER PORTFOLIO           ANNUAL INVESTMENT ADVISORY FEE
       ----------------           ------------------------------
S&P 500 Master Portfolio                      0.05%



For the fiscal years listed below, each E*TRADE Feeder Fund indirectly paid BGFA the following amounts for its investment advisory services to the Feeder Fund's corresponding Master Portfolio.



                                        TOTAL INVESTMENT ADVISORY FEES INDIRECTLY PAID TO BGFA
                                        ------------------------------------------------------
                 FUND                     1999                       2000                     2001
                 ----                     ----                       ----                     ----
International Fund                        $1,308                   $12,812                  $11,028
Russell 2000 Fund(1)                      N/A                        N/A                    $6,885
S&P 500 Fund                            $11,821                    $28,558                  $35,060

----------------
(1) The Russell 2000 Fund did not commence operations until December 29, 2000 and, consequently, did not incur any investment advisory fees for the fiscal years 1999 and 2000.


From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio, and accordingly, have a favorable impact on its performance. This advisory fee is an expense of each Master Portfolio borne proportionately by its interestholders, including the corresponding E*TRADE Feeder Fund.

Each Advisory Contract is subject to approval annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Master Portfolio's board of trustees and (ii) by a majority of the board of trustees of the Master Portfolio who are not parties to the Advisory Contract or interested persons of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party without penalty and will terminate automatically if assigned.

Purchase and sale orders for portfolio securities of the Master Portfolios may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority in the interest of seeking the most favorable overall net result. When BGFA, subject to the supervision of, and the overall authority of the Master Portfolios' board of trustees, determines that a particular security should be bought or sold for the Master Portfolios and other accounts managed by BGFA, it undertakes to allocate those transactions among the participants equitably. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolios may invest. BGFA has informed the Master Portfolios that in making its investment decisions it does not obtain or use material inside information in its possession.


SUB-ADVISER TO THE FINANCIAL SECTOR FUND AND TECHNOLOGY FUND. ETAM has entered into Sub-Advisory agreements ("Sub-Advisory Agreements") with BGFA with respect to BGFA's services for the Financial Sector Fund and the Technology Fund.



Under the Sub-Advisory Agreements, BGFA is responsible for the day-to-day management of the Financial Sector Fund's and Technology Fund's assets pursuant to each Fund's respective investment objectives and restrictions. The Sub-Advisory Agreements are subject to the same Board approval, oversight and renewal as the Investment Advisory Agreements. For its services, BGFA receives a fee from ETAM equal to the following as a percentage of each Fund's respective average daily net assets:
0.20% on amounts up to $200 million; 0.15% on amounts between $200 million and $500 million; and 0.12% on amounts above $500 million.



For the fiscal years listed below, BGFA received from ETAM the following amounts for its investment sub-advisory services provided with respect to each Fund:



                              TOTAL INVESTMENT SUB-ADVISORY FEES PAID TO BGFA
                              -----------------------------------------------
Fund                            1999           2000                 2001
Financial Sector Fund(1)        N/A            N/A                  $9,292.12
Technology Fund                 N/A            $156,726.62          $44,330.74
------------------
(1) The Financial Sector Fund did not commence operations until December 29, 2000 and, consequently, did not incur any investment sub-advisory fees for the fiscal years 1999 and 2000.


BGFA has agreed to provide to the Financial Sector Fund and Technology Fund, among other things, analysis and statistical and economic data and information concerning the compilation of the DJFS Index and the GSTI Composite Index, respectively, including portfolio composition.


The Sub-Advisory Agreements will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of a Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.


Asset allocation, index and modeling strategies are employed by BGFA for other investment companies and accounts advised or Sub-Advised by BGFA. If these strategies indicate particular securities should be purchased or sold at the same time by the Financial Sector Fund and Technology Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Financial Sector Fund or Technology Fund or the price paid or received by the Financial Sector Fund or Technology Fund.


ADMINISTRATOR OF THE FUNDS. ETAM also serves as each Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including:
(i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to a Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing a Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.


Each Fund pays ETAM an administrative services fee equal to the following as a percentage of that Fund's average daily net assets (or average daily net assets invested in a Master Portfolio for each Feeder Fund):


                                      ANNUAL ADMINISTRATIVE
     FUND                            SERVICES FEE PAID TO ETAM
     ----                            -------------------------
Financial Sector Fund                          0.15%
International Fund                             0.10%
Russell 2000 Fund                              0.10%
S&P 500 Fund                                   0.10%
Technology Fund                                0.15%



Prior to September 10, 2001, the Funds operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Funds, other than advisory fees, administrative services fees and any expenses of each E*TRADE Feeder Fund's corresponding Master Portfolios. For the fiscal years listed below, each Fund paid ETAM the following amounts under the prior administrative services agreement for its administrative services to that Fund:



                                      TOTAL ADMINISTRATIVE SERVICES FEES
                                      ----------------------------------
                FUND(1)            1999               2000               2001
                -------            ----               ----               ----
Financial Sector Fund*              N/A               N/A               $50,050


International Fund                $1,445            $23,837              16,744
Russell 2000 Fund*                  N/A               N/A               $36,998
S&P 500 Fund                      $49,791           $142,469            $140,620
Technology Fund                   $56,361           $469,208            $224,936
--------------------------
* The Financial Sector Fund and Russell 2000 Fund did not commence operations until December 29, 2000 and, consequently, did not incur any administrative services fees for the fiscal years 1999 and 2000.


SHAREHOLDER SERVICING AGREEMENT. ETAM also acts as shareholder servicing agent for each Fund. As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of a Fund: support of telephone services in connection with a Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Funds and answering questions concerning the Trust and the Funds (including questions regarding shareholders' interests in a Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.


Pursuant to this agreement, ETAM will receive a shareholder servicing fee equal to 0.25% of the average daily net assets of each Fund. In addition, ETAM will be allowed to use the service fees it receives under this Shareholder Services Agreement to compensate its affiliates, including the E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to the Fund. The Shareholder Servicing Agreement became effective on September 10, 2001, and therefore, the Funds did not incur any shareholder servicing fees in prior years. The amount of fees paid by the Funds to ETAM for its shareholder servicing fees for the year ended December 31, 2001 is listed below.



FUND                             SHAREHOLDER SERVICES FEES PAID TO ETAM
----                             --------------------------------------
                                                    2001
                                                    ----
Financial Sector Fund                              $6,610
International Fund                                 $5,312
Russell 2000 Fund                                  $4,952
S&P 500 Fund                                      $57,890
Technology Fund                                   $33,771




EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of each Fund, ETAM has entered into an expense limitation agreement with each Fund listed below ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees or assume other expenses so that the total operating expenses of a Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of a Fund's business) are limited to following as a percentage of that Fund's average daily net assets:

        FUND                                    EXPENSE LIMITATION
        ----                                    ------------------
Financial Sector Fund                                  0.95%
International Fund                                     0.65%
Russell 2000 Fund                                      0.65%
S&P 500 Fund                                           0.40%
Technology Fund                                        0.85%

A Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund have reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to a Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that a Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to a Fund. The Funds' Expense Limitation Agreement became effective beginning on September 10, 2001. The table below shows the fees paid by the Funds to ETAM for the year ended December 31, 2001. The first column shows the advisory fees paid without the fee waiver, the second column shows the administrative fees paid to ETAM without the fee waiver or assumption, the third column shows the shareholder servicing fees paid to ETAM without the fee waiver or assumption. The fourth column shows the total amount of fees actually paid to ETAM after the fee waivers or assumptions and the fifth column shows the total amount of fees waived by ETAM and other expenses of the Funds assumed by ETAM pursuant to the Expense Limitation Agreement.



                                                                      FISCAL YEAR ENDED DECEMBER 31, 2001
                                                                      -----------------------------------
                                                                                      COMBINED FEES      TOTAL AMOUNT OF
                                                                                       PAID TO ETAM      FEES WAIVED AND
                                              ADMINISTRATIVE       SHAREHOLDER          AFTER FEE        OTHER EXPENSES
FUND                         ADVISORY FEE      SERVICES FEE*     SERVICING FEE**          WAIVER         ASSUMED BY ETAM
----                         ------------      -------------     ---------------          ------         ---------------
Financial Sector Fund           $ 23,069           $ 50,050           $  6,610           $ (1,251)           $ 80,980
International Fund              $  1,469           $ 16,744           $  5,312           $(53,882)           $ 77,407
Russell 2000 Fund               $  1,716           $ 36,998           $  4,952           $(31,891)           $ 75,557
S&P 500 Fund                    $ 14,028           $140,620           $ 57,890           $ 77,650            $134,887
Technology Fund                 $119,052           $224,936           $ 33,711           $220,308            $157,391


* Prior to September 10, 2001, the Funds operated under an all-inclusive "unitary fee" administrative services fee arrangement. Under this arrangement ETAM was responsible for all expenses otherwise payable by the Funds, other than advisory fees, administrative services fees and any expenses of the master portfolios.

** The Shareholder Servicing Agreement became effective on September 10, 2001, and, therefore, the Funds did not incur any shareholder servicing fees prior to that date.


PRINCIPAL UNDERWRITER. E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, is the Funds' principal underwriter. E*TRADE Securities is a wholly owned subsidiary of E*TRADE Group.

CO-ADMINISTRATORS AND PLACEMENT AGENT OF THE MASTER PORTFOLIOS. Stephens, Inc. ("Stephens"), and BGI serve as co-administrators on behalf of the Master Portfolios. Stephens and BGI provide the Master Portfolios with administrative services, including: (i) general supervision of the Master Portfolios' non-investment operations, and coordination of the other services provided to the Master Portfolios; (ii) compilation of information for reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolios; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the MIP's officers and Board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolios, and compensates the MIP's trustees, officers and employees who are affiliated with Stephens. In addition, Stephens and BGI have agreed to bear all costs of the Master Portfolios' operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolios such as advisory fees payable to BGFA. Expenses attributable only to each Master Portfolio are charged only against the assets of the Master Portfolio. General expenses of MIP are allocated among its Portfolios in a manner proportionate to the net assets of each on a transactional basis or on such other basis as the MIP's Board of Trustees deems equitable. For providing administrative services to and assuming the expenses of the Master Portfolios, Stephens and BGI are entitled to receive a monthly fee, in the aggregate, at an annual rate equal to the following:



          FUND                        ANNUAL ADMINISTRATIVE SERVICES FEE
          ----                        ----------------------------------
International Master Portfolio   0.10% of the first $1 billion; 0.07% thereafter
Russell 2000 Master Portfolio                     0.02%
S&P 500 Master Portfolio                          N/A(1)

--------------------------
(1) Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Master Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in these Master Portfolios, or either Stephens or BGI or an affiliate receives advisory fees from these Master Portfolios.


BGI has delegated certain of its duties as co-administrator of the Master Portfolios to IBT, 200 Clarendon Street, Boston, MA 02116. IBT, as sub-administrator, is compensated by BGI for performing certain administration services for the Master Portfolios.

Stephens also acts as the placement agent of the Master Portfolios' shares pursuant to a Placement Agency Agreement with the Master Portfolios.

IBT currently acts as the Master Portfolios' custodian. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administrative services to the Master Portfolios.


CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR. IBT, 200 Clarendon Street, Boston, MA 02116, serves as custodian of the assets of the Fund. As a result, IBT has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian has no responsibility for any of the investment policies or decisions of the Fund.



IBT also acts as the Trust's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's trust instrument and by-laws, investment policies of each Fund, and 1940 Act and rules thereunder; (2) calculates each Fund's yield and total return; (3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and each Fund's Annual and Semi-Annual reports and other required filings made by the Trust; (5) provides legal administrative services to each Fund, including the preparation of regulatory filings made by the Trust; and (6) prepares tax returns for each Fund. For its services in each of these capacities, IBT is compensated directly by each Fund.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for each Fund.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462, acts as independent accountants for each Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of each Fund.


LEGAL COUNSEL. Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for each Fund and the Trust's Non-Interested Trustees.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

TECHNOLOGY FUND AND FINANCIAL SECTOR FUND. Neither Fund has an obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Sub-Advisory Agreement and subject to policies as may be established by the Board, BGFA is responsible for each Fund's investment portfolio decisions and the placing of portfolio transactions.

Each Fund is charged brokerage commissions, transfer taxes and similar fees relating to securities transactions. BGFA seeks to obtain the best net price and execution on all orders placed for each Fund, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated.

BGFA may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to BGFA. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, BGFA may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board of Trustees, ETAM or BGFA may cause the Trust to pay a broker-dealer that provides brokerage and research services to BGFA an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

BGFA does not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by BGFA for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce BGFA's expenses in managing the investment portfolios of the Funds.

Because of the Financial Sector Fund's investments in the DJFS Index, that Fund is likely to purchase the securities of dealers utilized by the Fund to execute its transactions in portfolio securities. These purchases will be made consistent with the Financial Sector Fund's objective of investing in a representative sample of the securities comprising the DJFS Index.


BROKERAGE COMMISSIONS. The brokerage commissions for each of the E*TRADE Feeder Funds are paid at each Fund's corresponding Master Portfolio level. For the following fiscal years ended December 31, the Financial Sector Fund and Technology Fund paid brokerage commissions in the following amounts:

                           BROKERAGE COMMISSIONS PAID
                           --------------------------
            FUND                1999               2000                   2001
            -----               ----               ----                   ----
 Financial Sector Fund         N/A(1)             $ 6,281                 $957
 Technology Fund               $12,078            $16,236              $22,525

--------------------------

(1) The Financial Sector Fund commenced operations on December 29, 2000, and consequently, did not pay any brokerage commissions for the fiscal year 1999.



SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 2001, the Financial Sector Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

NAME                                      AMOUNT
----                                      ------
Morgan Stanley                          $ 228,403

FEEDER FUNDS (INTERNATIONAL FUND, RUSSELL 2000 FUND, AND S&P 500 FUND). BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders.


Purchase and sale orders of the securities held by each Master Portfolio may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for a particular Master Portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably. BGFA may from time to time execute trades on behalf of and for the account of each Master Portfolio with brokers or dealers that are affiliated with BGFA.

BGFA may deal, trade and invest for its own account in the types of securities in which each Master Portfolio may invest. BGFA has informed each Master Portfolio that in making its investment decisions it does not obtain or use material information in its possession.

In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price.

Certain of the brokers or dealers with whom each Master Portfolio may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

Brokers are also selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.

Purchases and sales of fixed income securities for the Master Portfolios usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Purchases of fixed income securities from market makers are made on a net basis and include the spread between the bid and asked price.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Trust is an open-end investment company organized as a Delaware business trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of any Fund, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

Like any venture, there can be no assurance that a Fund as an enterprise will be successful or will continue to operate indefinitely. If a Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could you require you to transfer your investment at an inopportune time.

The Funds commenced operations on the following dates:


              FUND                       DATE OF COMMENCEMENT OF OPERATIONS
              -----                      ----------------------------------
Financial Sector Fund                              December 29, 2000
International Fund                                 October 22, 1999
Russell 2000 Fund                                  December 29, 2000
S&P 500 Fund                                       February 17, 1999
Technology Fund                                     August 13, 1999


SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

PRICING OF FUND SHARES AND FUND ASSETS. The NAV of each Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.


Investments of each Fund are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. If there is no sale that day then the value will be based on the most recent bid prices. Other securities that are traded on the OTC markets are priced using NASDAQ (National Association of Securities Dealers Automated Quotations), which provides information on bid and asked prices quoted by major dealers in such stocks at a price that is the mean between the closing bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. Puts, calls and futures contracts purchased and held by any Fund are valued at the close of the securities or commodities exchanges on which they are traded. Redeemable securities purchased by the Funds issued by a registered open-end investment company are valued at their net asset value per share.


REDEMPTION IN-KIND. The S&P 500 Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the S&P 500 Fund during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

TELEPHONE AND INTERNET REDEMPTION PRIVILEGES. Each Fund employ reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. A Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

RETIREMENT PLANS. You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For this section, reference to the "Funds" or a "Fund" includes tax consequences, if any, to the Master Portfolios in which the Feeder Funds invest.

TAXATION OF THE FUNDS. Each Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.


If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by that Fund in computing its taxable income. In addition, each Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If any Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if any Fund failed to qualify as a RIC for a period greater than one taxable year, that Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.



Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.



DISTRIBUTIONS. Distributions of investment company taxable income (including net short-term capital gains) are taxable to each U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by that Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.


Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by any Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.



FOREIGN TAXES. Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a RIC and if more than 50% of the value of each Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, each Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, a Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income.



Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from athat Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.


The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


DISPOSITIONS. Upon a redemption, sale or exchange of shares of each Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

EQUALIZATION. Each Fund may use the so-called "tax equalization method" to allocate a portion of earnings and profits to redemption proceeds. This method is intended to permit each Fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations changed. Although using this method will not affect any Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.



BACKUP WITHHOLDING. Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.


MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which that Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of that Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."



ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by each Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).



OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.



Transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund, and losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that each Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.



Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to that Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the Fund as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.



CONSTRUCTIVE SALES. Under certain circumstances, each Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.



SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time eachFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.



PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If each Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of that Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

UNDERWRITER

DISTRIBUTION OF SECURITIES. Under a Distribution Agreement with each Fund ("Distribution Agreement"), E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter for the continuous offering of each Fund's shares. Each Fund pays no compensation to E*TRADE Securities for its distribution services. The Distribution Agreement provides that the Distributor will use its best efforts to distribute each Fund's shares.

Each Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of a Fund. The Distribution Agreement further provides that the Distributor will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund's shares. The Distributor is a wholly owned subsidiary of E*TRADE Group.

MASTER PORTFOLIO ORGANIZATION

The Master Portfolios are each a series of MIP, an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

The interests in the Master Portfolios have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever a Feeder Fund is requested to vote on a matter with respect to its corresponding Master Portfolio, that Feeder Fund will vote its shares of the Master Portfolio in accordance with the requirements of applicable law. As a result, a Feeder Fund may hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Feeder Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio or, to the extent permitted by law the Feeder Fund does not seek voting instructions from its shareholders, the Feeder Fund will vote such shares in the same proportion as the shares for which the Feeder Fund does receive voting instructions or in the same proportion as the other interestholders of the Master Portfolio. A proposal at the Master Portfolio may pass even though the shareholders of the Feeder Fund vote against the proposal.

For reasons such as a change in a Master Portfolio's investment objective, among others, a Feeder Fund could terminate its investment in the Master Portfolio and choose another master portfolio or decide to manage its assets directly. The fees and expenses of the Feeder Fund and the Feeder Fund's returns could be affected by a switch to another master portfolio or direct management of the Feeder Fund's assets.

PERFORMANCE INFORMATION

Each Fund may advertise a variety of types of performance information as more fully described below. A Fund's performance is historical and past performance does not guarantee the future performance of that Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of a Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the a Fund's performance.

AVERAGE ANNUAL TOTAL RETURN. A Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:


P   = a hypothetical initial payment of $1,000
T   = average annual total return
(n) = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.


The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.


TOTAL RETURN. The Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value of a Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


AFTER-TAX RETURNS

Each of the Funds may, from time to time, include "total return (after taxes on distributions)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:



                                  P(1+T)n =ATVD

                  Where:

         P=         a hypothetical initial payment of $1,000,
         T=         average annual total return (after taxes on distributions),
         n=         number of years
         ATVD=      ending value of a hypothetical $1,000 payment made at
                    the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions but not after taxes on redemptions



Each of the Funds may, from time to time, include "total return (after taxes on distributions and redemption)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:



                                 P(1+T)n =ATVDR

                  Where:

         P=        a hypothetical initial payment of $1,000,
         T=        average annual total return (after taxes on distributions and redemption),
         n=        number of years ATVDR= ending value of a hypothetical
                   $1,000 payment made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions and redemption



All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.



The average annual total returns as defined above for the Funds for the one year period ended December 31, 2001 (as applicable), and since the commencement of operations of each Fund to December 31, 2001, are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                    ONE YEAR     SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------
E*TRADE FINANCIAL SECTOR INDEX FUND (Inception Date - December 29, 2000)
----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  -7.25%             -7.19%
----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                  -7.66%             -7.60%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                          -4.42%             -5.95%

----------------------------------------------------------------------------------------------------------------------
E*TRADE INTERNATIONAL INDEX FUND (Inception Date - October 22, 1999)

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  -21.70%           -10.82%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                  -22.12%           -11.21%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                          -13.21%            -8.70%

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
E*TRADE RUSSELL 2000 INDEX FUND (Inception Date - December 29, 2000)

----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                   1.82%             1.81%
----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                   0.68%             0.67%
----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                           1.08%             0.88%

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
E*TRADE S&P 500 INDEX FUND (Inception Date - February 17, 1999)

----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  -12.20%            -1.80%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                  -12.54%            -2.35%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                          -7.43%             -1.68%

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
E*TRADE TECHNOLOGY INDEX FUND (Inception Date - August 13, 1999)

----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                  -29.03%           -16.53%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                  -29.17%           -18.07%

----------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                          -17.60%           -13.22%

----------------------------------------------------------------------------------------------------------------------




*After tax returns shown in the table above are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. Total return would have been lower had certain expenses not been waived or reimbursed.

DISTRIBUTION RATE. The distribution rate for a Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by a Fund over a twelve month period by a Fund's net asset value on the last day of the period. The distribution rate differs from a Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

YIELD. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b +1)(To the power of 6)-1],
           ---
           cd

where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

PERFORMANCE COMPARISONS:

CERTIFICATES OF DEPOSIT. Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


LIPPER, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.


MORNINGSTAR, INC. A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for fund performance and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

INDICES. A Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

Historical data on an index may be used to promote a Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as a Fund, during the periods shown.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  S(xi - xm)2
                                                  ------------
                                                      n-1

Where:     S = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a Fund compared to the expected return of a Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by a Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on a Fund may be used in advertisements and sales materials. Such factors that may impact a Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

LICENSES

STANDARD & POOR'S. The S&P 500 Fund relies on a license related to the S&P 500 Index. In the absence of the license, the S&P 500 Fund and the Fund may not be able to pursue their investment objectives. Although not currently anticipated, the license can be terminated.

The S&P 500 Fund and the Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either the S&P 500 Fund, the Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to ETAM, the S&P 500 Fund or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to ETAM, S&P 500 Fund or the Fund. S&P has no obligation to take the needs of ETAM, S&P 500 Fund or the shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Fund or the timing of the issuance or sale of shares of the S&P 500 Fund or in the determination or calculation of the equation by which the S&P 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500

Fund or the shareholders, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


EAFE FREE INDEX. In the absence of permission to use the EAFE Free Index, the International Fund may not be able to pursue its investment objective.


The International Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the International Fund or any member of the public regarding the advisability of investing in securities generally or in the International Fund particularly or the ability of the EAFE Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Free Index which is determined, composed and calculated by MSCI without regard to the International Fund or ETAM. MSCI has no obligation to take the needs of the International Fund, ETAM or the shareholders into consideration in determining, composing or calculating the EAFE Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Fund to be issued or in the determination or calculation of the equation by which the International Fund's shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to shareholders in connection with the administration, marketing or trading of the International Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE Free Index from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by ETAM, International Fund, the shareholders or any other person or entity from the use of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Free Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FRANK RUSSELL COMPANY. "Frank Russell Company" and "Russell 2000 Index" are service marks of Frank Russell Company. Frank Russell Company has no relationship to the Russell 2000 Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the Russell 2000 Fund.

DOW JONES. The Financial Sector Fund relies on a license related to the Dow Jones U.S. Financial Sector Index. In the absence of the license, the Financial Sector Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

"Dow Jones(SM)" and "Dow Jones U.S. Financial Sector Index(SM) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Financial Sector Fund, other than the licensing of the Dow Jones U.S. Financial Sector Index and its service marks for use in connection with the Financial Sector Fund.

DOW JONES DOES NOT:

o    Sponsor, endorse, sell or promote the Financial Sector Fund.

o Recommend that any person invest in the Financial Sector Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Financial Sector Fund.

o Have any responsibility or liability for the administration, management or marketing of the Financial Sector Fund.

o Consider the needs of the Financial Sector Fund or the owners of the Financial Sector Fund in determining, composing or calculating the Dow Jones U.S. Financial Sector Index(SM) or have any obligations to do so.

--------------------------------------------------------------------------------
DOW JONES DISCLAIMS ANY LIABILITY IN CONNECTION WITH THE FINANCIAL SECTOR FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE FINANCIAL SECTOR FUND, THE OWNERS OF THE FINANCIAL SECTOR FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES U.S. FINANCIAL SECTOR INDEXSM AND THE DATA INCLUDED IN THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM);

     o THE ACCURACY OF COMPLETENESS OF THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM) AND THE DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM);

o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DOW JONES U.S. FINANCIAL SECTOR INDEX(SM) OR ITS DATA;

o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN DOW JONES AND ETAM WITH RESPECT TO THE FINANCIAL SECTOR FUND IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE FINANCIAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

GOLDMAN, SACHS & CO. The Technology Fund relies on a license related to the GSTI Composite Index. In the absence of the license, the Technology Fund may not be able to pursue its investment objective. Although not currently anticipated, the license can be terminated.

The Technology Fund is not sponsored, endorsed sold or promoted by Goldman, Sachs & Co. or any of its affiliates. Neither Goldman, Sachs & Co. nor any of its affiliates makes any representation or warranty, express or implied, to the owners of the Technology Fund or any member of the public regarding the advisability of investing in securities generally or in the Technology Fund particularly or the ability of the GSTI Composite Index to track the technology stock market performance. Goldman, Sachs & Co.'s only relationship to ETAM or the Technology Fund is the licensing of certain trademarks and trade names of Goldman, Sachs & Co. and of the GSTI Composite Index which is determined, composed and calculated by Goldman, Sachs & Co. without regard to ETAM or the Technology Fund. Goldman, Sachs & Co. has no obligation to take the needs of ETAM, the Technology Fund or the shareholders into consideration in determining, composing or calculating the GSTI Composite Index. Goldman, Sachs & Co. is not responsible for and has not participated in the determination of the prices and amount of the Technology Fund or the timing of the issuance or sale of shares of the Technology Fund or in the determination or calculation of the redemption price per share. Goldman, Sachs & Co. has no obligation or liability in connection with the administration, marketing or trading of the Technology Fund.

Goldman, Sachs & Co. does not guarantee the accuracy and/or the completeness of the GSTI Composite Index or any data included therein and Goldman, Sachs & Co. hereby expressly disclaims any and all liability for any errors, omissions, or interruptions therein. Goldman, Sachs & Co. makes no warranty, express or implied, as to results to be obtained by the Technology Fund, the shareholders, or any other person or entity from the use of the GSTI Composite Index or any data included therein. Goldman, Sachs & Co. makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the GSTI Composite Index or any data included therein. Without limiting any of the foregoing, in no event shall Goldman, Sachs & Co. have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

"AAA"

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB, B, CCC, CC OR C"

     Bonds rated "BB, B, CCC, CC or C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

"C1"

     Bonds rated "C1" is reserved for income bonds on which no interest is being paid.

"D"

     Bonds rated "D" are in default and payment of interest and/or payment of principal is in arrears.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S

BOND RATINGS

"Aaa"

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

     Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

"C"

     Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

     The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

     Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

     Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

     Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

     Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DUFF

BOND RATINGS

"AAA"

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.


COMMERCIAL PAPER RATING

     The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

     An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                  E*TRADE FUNDS

                          E*TRADE ASSET ALLOCATION FUND


                          PROSPECTUS DATED MAY 1, 2002



This Prospectus concisely sets forth information about the E*TRADE Asset Allocation Fund ("Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of E*TRADE Funds ("Trust").


OBJECTIVES, GOALS AND PRINCIPAL STRATEGIES.
The Fund's investment objective is to seek both capital growth and income. The Fund seeks to achieve its objective by investing mainly in a combination of other underlying E*TRADE Funds representing a mix of asset classes, including stock, bond and money market investments. Each underlying E*TRADE Fund pursues a different investment goal.

ELIGIBLE INVESTORS.
This Fund is designed and built specifically for on-line investors. In order to be a shareholder of the Fund, you need to have an account with E*TRADE Securities, Inc. ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. The Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees.


ABOUT E*TRADE.
E*TRADE Group, Inc. ("E*TRADE") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE, through its group companies, is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.


AN INVESTMENT IN THE FUND IS:

     o        NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

     o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

     o        SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                          PAGE
                                                                                                         -------
RISK/RETURN SUMMARY...........................................................................................3

FEES AND EXPENSES.............................................................................................6

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS.......................................8

FUND MANAGEMENT..............................................................................................10

THE FUND'S STRUCTURE.........................................................................................12

PRICING OF FUND SHARES.......................................................................................12

HOW TO BUY, SELL AND EXCHANGE SHARES.........................................................................13

DIVIDENDS AND OTHER DISTRIBUTIONS............................................................................18

TAX CONSEQUENCES.............................................................................................18

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is to seek both capital growth and income.


Principal Investment Strategies

The Fund is structured as a "fund of funds" and seeks to achieve its objective by investing mainly in a combination of other underlying E*TRADE Funds ("Underlying Funds") representing a mix of asset classes, including stock, bond and money market investments. The Underlying Funds each pursue a different investment goal and currently consist of three index funds, E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund and E*TRADE International Index Fund ("Underlying Index Funds"), a bond fund, E*TRADE Bond Fund, and a money market fund, E*TRADE Premier Money Market Fund. Each of the Underlying Funds focuses on a different asset class or segment.


Each Underlying Index Fund is a feeder fund in a master-feeder arrangement. This means each Underlying Index Fund invests all of its assets in a master portfolio with substantially similar investment objectives, policies and restrictions as the corresponding Underlying Index Fund. The Underlying Index Funds invest in the securities included in the respective index they are tracking, and give each security the same weight given by the index.



Below are the current Underlying Funds for this Fund and their investment objectives listed according to their corresponding category in the Fund's asset allocation:

----------------------------------------------------------------------------------------------------------------------
ALLOCATION                    FUND/INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Large-Cap                     Stock E*TRADE S&P 500 Index Fund--seeks to provide
                              investment results that attempt to match the total
                              return of the stocks making up the S&P 500 Index.*
----------------------------------------------------------------------------------------------------------------------
Small-Cap Stock               E*TRADE Russell 2000 Index Fund--seeks to provide
                              investment results that match as closely as
                              practicable, before fees and expenses, the
                              performance of the Russell 2000 Index.*
----------------------------------------------------------------------------------------------------------------------
International Stock           E*TRADE International Index Fund--seeks to match
                              as closely as practicable, before fees and
                              expenses, the performance of an international
                              portfolio of common stocks represented by the EAFE
                              Free Index.*
----------------------------------------------------------------------------------------------------------------------
Bond                          E*TRADE Bond Fund--seeks to provide total return
                              with an emphasis on income.
----------------------------------------------------------------------------------------------------------------------
Money Market                  E*TRADE Premier Money Market Fund--seeks to
                              provide investors a high level of income, while
                              preserving capital and liquidity.
----------------------------------------------------------------------------------------------------------------------

* The service providers of each respective index do not sponsor nor are they affiliated in any way with this Fund or anyUnderlying Index Fund. Each index name is a trademark of the respective index owner. Neither the Fund nor any other Underlying Index Fund are sponsored, endorsed, sold, or promoted by the index owners and neither the owners of the index nor the index make any representation or warranty, express or implied, regarding the advisability of investing in the Fund or the Underlying Funds.

The Fund's Adviser and Sub-adviser, as appropriate, monitors the Fund's holdings and cash flow and manages each of these as needed in order to maintain the Fund's target allocation. In seeking to enhance after-tax performance and minimize transaction costs, the Fund may have modest deviations from the target allocation for certain periods of time.

Asset allocation is a strategy of investing specific percentages of a fund in various asset classes. The Fund's allocation is weighted toward stock investments while including substantial bond investments intended to add income and reduce volatility. The Fund typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 55% stocks, 43% bonds and 2% money market securities. As shown below, the stock allocation is further divided into three segments: 33% of assets for large-cap; 15% for international; and 7% for small-cap.

                                                                        TARGET        RANGE
                                                                        ------        -----
              S&P 500 Index Fund                                        33%           23-43%
              International Index Fund                                  15%           10-20%
              Russell 2000 Index Fund                                   7%            2-12%
              Bond Fund                                                 43%           33-53%
              Premier Money Market Fund                                 2%            0-7%


Principal Risks


The value of stocks and bonds may rise and fall daily. The securities in the Underlying Funds, including each index in which an Underlying Index Fund indirectly invests, represent a significant portion of the financial economic sector of the U.S. equity and fixed income market. International investments have additional and different risks. Each index may also rise and fall daily and perform differently than the broader market. As with any investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not appreciate, and could depreciate, while you are invested in the Fund, even if you are a long-term investor.

The Fund's asset and stock allocations can have a substantial effect on performance. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because the Fund intends to maintain substantial exposure to both stocks and bonds, the Fund will be hurt by poor performance in either market. The Fund's investment performance depends on how its assets are allocated and reallocated between the

Underlying Funds according to the Adviser's income allocation targets and ranges. There is no assurance that the Adviser will not make less than optimal or poor allocation decisions. It is possible that the Adviser and the Sub-adviser, as appropriate, will focus on an Underlying Fund that performs poorly or underperforms other Underlying Funds under various market conditions.

Each Underlying Index Fund indirectly invests substantially all of its assets in large-capitalization, small-capitalization and foreign securities, respectively. Many factors can affect stock market performance. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

In addition to the general stock market risks assumed by the Underlying Index Funds held in this Fund, as discussed above, certain underlying holdings carry additional risks. The Fund may face particular risk with respect to its exposure to small-capitalization companies and foreign securities investments.

The Fund's returns can be affected by the risks of investing in small-capitalization companies, which tend to: be less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; and have less liquidity and greater volatility in the price of their securities. The Fund can be affected by the risks of foreign investing, which include: changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment; repatriation of capital, currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; volatility from lack of liquidity; different settlement practices or delayed settlements in some markets; difficulty in obtaining complete and accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic and social instability; and difficulty enforcing legal rights outside the United States.

The debt securities in which the E*TRADE Bond Fund may invest include, among others: debt securities of domestic companies and U.S. dollar denominated foreign corporate issuers; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-related securities issued or guaranteed by private issuers and guarantors; asset-backed securities and short-term debt obligations, including repurchase agreements, commercial paper, and variable rate demand notes.

The E*TRADE Bond Fund invests at least 80% of its net assets in a diversified portfolio of debt securities, which are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt securities in which the E*TRADE Bond Fund invests may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt securities in which the E*TRADE Bond Fund invests. The value of the debt securities generally changes inversely to market interest rates. Therefore, when interests rates rise, the principal value of debt securities will generally go down. When interest rates fall, the principal value of debt securities will generally rise. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

The E*TRADE Premier Money Market Fund invests in high quality, short-term investments that include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations (such as corporate debt), obligations of U.S. banks, asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations and repurchase agreements. These investments are expected to present minimal risks because of their relatively short maturities and high credit quality (financial strength) of the issuers. Although default is unlikely, the E*TRADE Premier Money Market Fund could underperform as a result of default. The E*TRADE Premier Money Market Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

The Underlying Index Fund cannot as a practical matter own all of the stocks that comprise each index in perfect correlation to that particular index itself. The value of an investment in each Underlying Fund depends to a great extent upon changes in market conditions. Each of the Underlying Index Funds seeks to track its respective index during down markets as well as during up markets. The Fund's returns will be directly affected by, among other things, the volatility of the securities comprising each Underlying Index Fund's index.

In seeking to allocate to a particular Underlying Fund that represents a particular market segment (e.g., small-cap companies), the Fund will be limited as to its investments in other segments (e.g., large-cap companies) of the stock market. As a result, whenever one particular segment of the market performs worse than other segments, the Fund may underperform funds that have greater exposure to those other segments of the market. Likewise, whenever this particular segment of the market falls behind other types of investments--bonds, for instance--the Fund's performance also will lag behind those investments.

The group of E*TRADE Underlying Funds and the allocations among those funds may be changed from time to time.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Performance


This Fund did not commence operations as of December 31, 2001. Therefore, the performance information (including annual total returns and average annual total returns) is not yet available.



FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund will indirectly bear a pro-rata share of the expenses of the Underlying Funds. The expense ratios of the Underlying Index Funds reflect the fees and expenses at both the

Underlying Index Funds and their corresponding master portfolios levels. Fees and expenses of the Underlying Funds are reflected in those funds' performance, and thus will be reflected indirectly in the Fund's performance. These fees and expenses are approximately 0.41% of the Fund's average net assets based on the targeted investments and may fluctuate. The expense ratios of the Underlying Funds currently range from 0.40% to 0.65%.


The Fund is new, and therefore, has no historical expense data. Thus, the numbers under the Annual Fund Operating Expenses below are estimates.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                                                    None
Maximum Deferred Sales Charge (Load)                                                                None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other Distributions                 None
Redemption Fee (as a percentage of redemption proceeds, payable only if shares are                  1.00%
redeemed within four months of purchase)


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                                                     0.10%
Distribution (12b-1) Fees                                                                           None
Other Expenses*                                                                                     0.93%
                                                                                                    -----
Total Annual Fund Operating Expenses                                                                1.03%
Fee Waiver and/or Expense Reimbursement**                                                           (0.53)%
                                                                                                    -------
Net Expenses                                                                                        0.50%

* "Other Expenses" are based on estimated amounts for the current fiscal year of the Fund.
** The Fee Waiver and/orExpense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least April 30, 2003. As described in the section of this Prospectus titled "Fund Management"--Expense Limitation Agreement," the Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.50%.

The fees and expenses of the Fund are in addition to those of the Underlying Funds. You should also know that the Fund does not charge investors any account maintenance, account set-up, low balance, transaction or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and internet access at your own expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR(1)                       3 YEARS(1)
$52                             $223


(1) The costs under the 1 year estimate reflect an Expense Limitation between ETAM and the Fund to limit "Other Expenses" in the fee table on an annualized basis. The costs under the 3 year estimates, however, do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3 year estimates.


INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

The Fund's investment objective is to seek both capital growth and income. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

Each of the current Underlying Index Funds is a feeder fund in a master feeder arrangement. This means each Underlying Index Fund invests all of its assets in a master portfolio with substantially similar investment objectives, policies and restrictions as the corresponding Underlying Fund.


Under normal market conditions, the Fund expects to invest approximately 43% of its assets in the E*TRADE Bond Fund, 33% in the E*TRADE S&P 500 Index Fund, 15% in the E*TRADE International Index Fund, and 7% in the E*TRADE Russell 2000 Index Fund. The E*TRADE Bond Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities. The Fund will also invest approximately 2% of its total assets in the E*TRADE Premier Money Market Fund to provide liquidity for purposes such as to pay redemptions and fees. The E*TRADE Premier Money Market Fund invests in high-quality, short-term investments. Each of the Underlying Index Funds invests more than 80% of its net assets (plus the amount of any borrowing for investment purposes) in the stocks of companies that comprise its respective index. That portion of each Underlying Index Fund's assets is not actively managed but simply tries to match, before fees and expenses, the total return of the respective index. Each Underlying Index Fund attempts to achieve, in both rising and falling markets, a correlation of approximately 95% between the capitalization-weighted total return of its assets, before fees and expenses, and the respective index. A 100% correlation would mean the total return of the Underlying Index Fund's assets would increase and decrease exactly the same as the respective indexThe Underlying Index Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Underlying Index Funds are managed by utilizing an "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible and before fees and expenses, the investment characteristics of the respective index.


Like all funds, the Fund's net asset value ("NAV") will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industry sectors.


The Underlying Index Funds' ability to match their investment performance to the investment performance of the respective index may be affected by, among other things: (i) the Underlying Index Fund's expenses; (ii) the amount of cash and cash equivalents held by the Underlying Index Fund's investment portfolio; (iii) the manner in which the total return of the respective index is calculated; (iv) the timing, frequency and size of shareholder purchases and redemptions of the Underlying Index Fund, and (v) the weighting of a particular stock in the respective index.

As do many index funds, the Underlying Index Funds also may invest in shares of exchange traded funds ("ETFs"), futures and options transactions and other derivative securities transactions to help minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike an index, the Underlying Index Funds incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders' orders. By using ETFs and futures, the Underlying Index Funds potentially can offset a portion of the gap attributable to their cash holdings. However, because some of the effect of expenses remains, the Underlying Index Funds' performance normally will be below that of the respective index. The Underlying Index Funds use ETFs and futures contracts to gain exposure to the respective index for their cash balances, which could cause each Underlying Index Fund to track the respective index less closely if the futures contracts do not perform as expected.

The E*TRADE Bond Fund will generally invest in debt securities which are rated at the time of purchase at least BBB by Standard & Poor's ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO"), selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality. In the event that the credit rating of an investment grade security held by the E*TRADE Bond Fund falls below investment grade (or, in the case of unrated securities, ETAM determines that the quality of the security has deteriorated below investment grade), the E*TRADE Bond Fund will not be obligated to dispose of that security if ETAM believes the investment is appropriate. The Fund may also invest up to 5% of its total assets in debt securities rated below investment grade. In any event, the E*TRADE Bond Fund will seek to maintain an average aggregate quality rating of its portfolio securities of at least A by S&P or Moody's, or an equivalent rating by any other NRSRO or, if unrated securities, of a comparable quality as determined by ETAM.

ETAM actively manages the maturity of the E*TRADE Bond Fund's portfolio securities, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, ETAM adjusts the maturity of the E*TRADE Bond Fund's assets among the broad sectors of the fixed income market.

During normal market conditions, the dollar-weighted average portfolio maturity of the E*TRADE Bond Fund will not exceed 10 years. The maturities of the debt securities in which the E*TRADE Bond Fund may invest will vary and there are no restrictions on the duration of the Fund's portfolio securities. Duration is a measure of the weighted average maturity of the debt securities held by the E*TRADE Bond Fund and measures the expected life of a fixed income security. Duration is used to determine the sensitivity of a security's price to changes in interest rates. The longer the duration of the E*TRADE Bond Fund, the more sensitive its market value will be to changes in interest rates. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio with a duration of five years would decline by approximately 5%.

The E*TRADE Bond Fund may use derivatives (including options, securities index options, swaps and options on futures contracts) for hedging or other protective purposes. The E*TRADE Bond Fund also may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, although there can be no assurances that the E*TRADE Bond Fund's investments will be hedged at any given time or that any hedging transactions will be successful.

The E*TRADE Premier Money Market Fund invests in high-quality, short-term investments, that may include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations (such as corporate debt), obligations of U.S. banks, asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and repurchase agreements. The E*TRADE Premier Money Market Fund will invest solely in securities denominated U.S. dollars. The E*TRADE Premier Money Market Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers.

The E*TRADE Premier Money Market Fund seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.


FUND MANAGEMENT


INVESTMENT ADVISER. Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM also serves as the investment adviser to each of the Underlying Funds and to the E*TRADE Family of Funds. ETAM is a wholly owned subsidiary of E*TRADE and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and are responsible for the management of E*TRADE Bank's Portfolio and E*TRADE Mortgage.

Subject to general supervision of the E*TRADE Board of Trustees of the Trust ("Board") and in accordance with the investment objective, policies and restrictions of the Fund, pursuant to the Investment Advisory Agreement, ETAM provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund. For its advisory services, the Fund pays ETAM an investment advisory fee at an annual rate equal to 0.10% of the Fund's average daily net assets.

ETAM has entered into a sub-advisory agreement ("Sub-advisory Agreement") with Barclays Global Fund Advisors ("BGFA") to delegate the day-to-day discretionary management of the Fund's assets. BGFA is a whollyowned direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors have provided asset management, administration and advisory services for over 25 years. As of December 31, 2001 Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets. ETAM pays BGFA a fee out of its investment advisory fee at an annual rate equal to 0.05% of the Fund's average daily net assets. BGFA is not compensated directly by the Fund. The Sub-advisory Agreement may be terminated by the Board.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT OF THE FUND. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund.

SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT") 200 Clarendon Street, Boston, MA 02116, serves as the Fund's Sub-Administrator. In this capacity, IBT provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agree to waive or limit its fees and assumes other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.50% of the Fund's daily net assets. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.



THE FUND'S STRUCTURE


The Fund is a separate series of the Trust, a Delaware business trust organized in 1998. The Fund is a "fund of funds," which means it pursues its investment objective by investing in other E*TRADE funds rather than individual stocks or bonds. The Fund charges for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the Underlying Funds in which the Fund invests.

The E*TRADE Bond Fund and the E*TRADE Premier Money Market Fund are each actively managed by ETAM. Each of the three Underlying Index Funds is a feeder fund in a master/feeder structure. Accordingly, each Underlying Index Fund invests all of its assets in a master portfolio. In addition to selling its shares to the Underlying Index Fund, the master portfolio has and may continue to sell its shares to other mutual funds or accredited investors. The expenses and, correspondingly, the returns of other investment options in the master portfolio may differ from those of the corresponding Underlying Index Fund.

Each Underlying Index Fund bears a pro rata portion of the investment advisory fees paid by its master portfolio, as well as certain other fees paid by the master portfolio, such as accounting, administration, legal, and SEC registration fees. As a result, the Fund also indirectly bears these fees and expenses.



PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. The Fund's investments are valued each day the NYSE is open for business as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time). The Fund's investments in the Underlying Funds are determined by the NAVs reported by each Underlying Fund. The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Shares will not be priced on the days on which the NYSE is closed for trading.

Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of the Fund outstanding. The Fund's assets, other than its investments in the Underlying Funds, and the Underlying Funds' assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board. The portfolio instruments of the Fund's underlying money market fund, the Premier Money Market Fund, are valued using the amortized cost method. Expenses are accrued daily and applied when determining the NAV.


HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed and built specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: 1) open an E*TRADE Securities account;
2) deposit money in the account; and 3) execute an order to buy shares.

STEP 1: HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available through our Website (www.etrade.com). You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement.

ON-LINE. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION at www.etrade.com available 24 hours a day.


BY MAIL. You can request an application by visiting the "Open an Account" area of our Website, or by calling 1-800-786-2575. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail: mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


TELEPHONE. Request a new account kit by calling 1-800-786-2575. E*TRADE's customer service is available 24 hours, seven days a week.

STEP 2: FUNDING YOUR ACCOUNT
----------------------------


BY CHECK OR MONEY ORDER. Make your check or money order payable to E*TRADE Securities, Inc. and mail it to E*TRADE Securities, Inc., P.O. Box 8160, Boston, MA 02266-8160, or if by overnight mail: mail to E*TRADE Securities, Inc., 66 Brooks Drive, Braintree, MA 02184-8160.


IN PERSON. Investors may visit E*TRADE Securities' self-service center in Menlo Park, California at the address on the back cover page of this prospectus between 8:00 a.m. and 5:00 p.m. (pacific time). Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.

WIRE.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).


After your account is opened, E*TRADE Securities will contact you with an account number so that you can wire funds immediately.


STEP 3: EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Fund                                                 $2,500

Continuing Minimum Investment*                                                          $2,500

To invest in the Fund for your IRA, Roth IRA,                                           $1,000
or one-person SEP IRA, or Education IRA account

To invest in the Fund for your SIMPLE, SEP-IRA, Profit                                  $1,000
Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Fund through a 401(k) plan                                             None

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Fund through the Automatic                              $100
Investment Plan (see below for additional information)

To buy additional shares of the Fund other than through the Automatic                   $250
Investment Plan

*Unless you hold your shares in one of the account types listed, your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $2,500.

AUTOMATIC INVESTMENT PLAN. In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase. Mail the form to: E*TRADE Securities Incorporated, ATTN Mutual Fund Operations, PO Box 989030, West Sacramento CA 95798-9904.

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE. You can access E*TRADE Securities' secure trading pages at www.etrade.com via the internet, WebTV, Prodigy, AT&T Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. By clicking on one of several mutual fund order buttons, you can quickly and easily place a buy, sell or exchange order for shares in the Fund. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or your co-account holder(s) are the only people who can place orders in your E*TRADE account. When you buy shares, you will be asked to: 1) affirm your consent to receive all Fund documentation electronically, 2) provide an e-mail address and 3) affirm that you have read the prospectus. The prospectus will be available for viewing and printing from our Website.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-STOCKS5 (1-800-786-2575) to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-STOCKS1 (1-800-786-2571).

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee.


A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.       When you submit a written redemption for more than $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4. If you add or change your name or add or remove an owner on your account.
5.       If you add or change the beneficiary on your transfer-on-death account.


For other requests or changes, access E*STATION through our Website or call 1-800-786-2575 for instructions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).


The right of redemption may be suspended during any period in which (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.


REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases, redemptions or exchanges can disrupt the Fund's investment program and increase costs. To discourage short-term trading, the Fund will assess a 1.00% fee on redemptions of Fund shares redeemed within four months of purchase. The redemption fee will also be assessed on involuntary redemptions effected by the Fund within the time period. The redemption fee will be waived for 401(k) plans and Fund shares held by other E*TRADE funds.

Any redemption fees imposed will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the four month holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than four months, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.

The Fund may waive the redemption fee from time to time in its sole discretion. The Fund may also change the redemption fee and the period it applies for shares to be issued in the future.

REDEMPTION IN-KIND. The Fund reserves the right to honor any request for redemption or repurchases by making payment in whole or in part in readily marketable securities ("redemption in-kind"). These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's NAV. You may incur transaction expenses in converting these securities to cash.


EXCHANGE. You may exchange your shares of the Fund for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line for any reason (for example, due to Internet-related difficulties) exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee will be assessed that fee if exchanged.


You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS. Certain institutional accounts, such as 401(k) plans and shares held by other E*TRADE funds, that are held directly with the Fund are not subject to a redemption fee or minimum investment requirements.


DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date.


TAX CONSEQUENCES


The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. The Fund's use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

The Fund will distribute substantially all of its income and gains to its shareholders every year. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.


You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.


If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.


There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You generally will have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them. For example, if you sold at a gain Fund shares that you had held for more than one year as a capital asset, then your gain would be taxed at the long-term capital gains tax rate.


The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.


As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due.
Any amounts withheld may be credited against your U.S. federal income tax liability.

[Outside back cover page.]


The Statement of Additional Information for the Fund, dated May 1, 2002 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.


The SAI and the most recent annual and semi-annual reports (when available), may be obtained without charge at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES, INC.
4500 BOHANNON DRIVE
MENLO PARK, CA 94025
TELEPHONE:  (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM



INVESTMENT COMPANY ACT NO.: 811-09093

                                  E*TRADE FUNDS

                          E*TRADE ASSET ALLOCATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED MAY 1, 2002



This SAI is not a prospectus and should be read together with the Prospectus dated May 1, 2002 (as amended from time to time), for the E*TRADE Asset Allocation Fund ("Fund"), a separate series of E*TRADE Funds ("Trust"). Unless otherwise defined herein, capitalized terms have the meanings given them in the Fund's Prospectus.



To obtain a free copy of the Fund's Prospectus and the Fund's most recent shareholders report (when available) free of charge, please access our Website online (www.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers of E*TRADE Securities, Inc. ("E*TRADE Securities") who consent to receive all information about the Fund electronically may invest in the Fund.

                                TABLE OF CONTENTS

                                                                        PAGE


FUND HISTORY............................................................  3
THE FUND................................................................  3
INVESTMENT STRATEGIES AND RISKS.........................................  3
FUND POLICIES........................................................... 15
TRUSTEES AND OFFICERS................................................... 17
INVESTMENT MANAGEMENT................................................... 21
SERVICE PROVIDERS....................................................... 23
PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION.......................... 25
ORGANIZATION, DIVIDEND AND VOTING RIGHTS................................ 28
SHAREHOLDER INFORMATION................................................. 29
TAXATION................................................................ 30
UNDERWRITER............................................................. 36
PERFORMANCE INFORMATION................................................. 37
STANDARD & POOR'S....................................................... 42
EAFE FREE INDEX......................................................... 42
FRANK RUSSELL COMPANY................................................... 43
APPENDIX................................................................ 44

FUND HISTORY


The E*TRADE Asset Allocation Fund (the "Fund") is a diversified open-end series of E*TRADE Funds (the "Trust"), an open-end management investment company. The Trust is organized as a Delaware business trust and was formed on November 4, 1998.


THE FUND


The Fund's investment objective is to seek both capital growth and income. The Fund seeks to achieve its objective by investing mainly in a combination of other underlying series of the Trust representing a mix of asset classes, including stock, bond and cash investments. This investment objective is not fundamental and therefore, can be changed without approval of a majority (as defined in the Investment Company Act of 1940, as amended, and the Rules thereunder ("1940 Act")) of the Fund's outstanding voting interests.


INVESTMENT STRATEGIES AND RISKS


The following supplements the discussion in the Prospectus of the Fund's investment strategies, policies and risks. Further information on these investment strategies and risks can be found under "Investment Strategies and Risks" in the SAI of each of the funds in which the Fund invests.


These investment strategies and policies may be changed without shareholder approval unless otherwise noted.


MUTUAL FUNDS. The Fund will invest substantially all of its assets in the E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund, E*TRADE Bond Fund, and E*TRADE Premier Money Market Fund (collectively, the "Underlying Funds"). These Underlying Funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. These fees and expenses are in addition to those of the Fund.



MASTER-FEEDER FUNDS. Three of the Underlying Funds, the E*TRADE International Index Fund, the E*TRADE Russell 2000 Index Fund and the E*TRADE S&P 500 Index Fund, are feeder funds in a master/feeder structure (each an "Underlying Index Fund"). This means that each Underlying Index Fund invests all of its assets in a master portfolio with substantially similar investment objectives, policies and restrictions as the corresponding Underlying Index

Fund. In addition to selling its shares to the Underlying Index Fund, the master portfolio has and may continue to sell its shares to other mutual funds or accredited investors. The expenses and, correspondingly, the returns of other investment options in the master portfolio may differ from those of the corresponding Underlying Index Fund.



The Board of Trustees of the Trust ("Board") believes that, as other investors invest their assets in an Underlying Index Fund and the master portfolio in which the Underlying Index Fund invests, certain economic efficiencies may be realized with respect to that Underlying Index Fund. For example, fixed expenses that otherwise would have been borne solely by the corresponding Underlying Index Fund or the master portfolio (and the other existing shareholders in the master portfolio) would be spread across a larger asset base as more funds invest in the master portfolio. However, if a mutual fund or other investor withdraws its investment from the master portfolio or the Underlying Index Fund, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Underlying Index Fund, and in turn, the master portfolio, may not be fully achieved or maintained. In addition, given the relatively complex nature of the master/feeder structure, accounting and operational difficulties could occur. For example, coordination of calculation of net asset value ("NAV") would be affected at the master and/or feeder level.



Each Underlying Index Fund may withdraw its investments in its master portfolio if the Board determines that it is in the best interests of that Underlying Index Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Underlying Index Fund in another pooled investment entity having the same investment objective as the Underlying Index Fund, direct management of a portfolio by the Fund's investment adviser, E*TRADE Asset Management, Inc. ("ETAM"), or the hiring of a sub-adviser to manage the Underlying Index Fund's assets.



Investment of each Underlying Index Fund's assets in its corresponding master portfolio is not a fundamental policy of any Underlying Index Fund and a shareholder vote is not required for any Underlying Index Fund to withdraw its investment from the corresponding master portfolio.



INDEX FUNDS. The Fund invests approximately 55% of its assets in the three Underlying Index Funds that, in addition to being feeder funds, are also index funds. The net asset value of index funds may be disproportionately affected by, among other things, the following risks: short- and long-term changes in the characteristics of the companies whose securities make up the index; index rebalancing; modifications in the criteria for companies selected to make up the index; modifications in the criteria for companies selected to make up the index fund's holdings due to regulatory limits on the fund's holdings of securities issued by E*TRADE Group (which may be in the respective index); suspension or termination of the operation of the index; and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.



INDEX CHANGES. The stocks comprising the various indices in which the Underlying Index Funds invest are changed from time to time. Announcements of those changes and related market activity may result in reduced returns or volatility for the Fund. Changes to the indices may also affect the Underlying Index Funds' portfolio turnover rate.

ASSET BACKED SECURITIES AND PASS-THROUGH OBLIGATIONS. The E*TRADE Premier Money Market Fund and E*TRADE Bond Fund may purchase asset-backed securities, including pass-through obligations, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit-card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. These securities may also consist of asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. Pass-through obligations represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool also flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate.



The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened by unscheduled prepayments of principal on the underlying assets. Therefore, it is not possible to predict accurately the average maturity of a particular asset-backed security. Variations in the maturities of asset-backed securities may affect the yield of the E*TRADE Premier Money Market Fund to the extent it invests in such securities. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of asset-backed securities.



BANK OBLIGATIONS. The Underlying Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.


Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Underlying Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

BORROWING MONEY. The Fund and the Underlying Funds are permitted to borrow to the extent permitted under the 1940 Act. However, each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of their total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund or Underlying Funds' total assets, respectively, neither the Fund nor the Underlying Funds as applicable will make any new investments.


COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Underlying Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper may also be asset backed (that is, backed by a pool of assets representing the obligations of a number of different parties). Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.



The E*TRADE Bond Fund may invest in non-convertible corporate debt securities (e.g., bonds and debentures) that are rated at the time of purchase at least BBB by Standard & Poor's ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's"), an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM or, if unrated, that ETAM determines to be of comparable credit quality. The other Underlying Funds may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year (397 days for the E*TRADE Premier Money Market Fund) remaining to maturity at the date of settlement and that are rated at the time of purchase at least "Aa" by Moody's, "AA" by S&P, an equivalent rating by any other NRSRO selected by ETAM or if unrated, determined to be of comparable quality by ETAM.



Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Underlying Fund. ETAM will consider such an event in determining whether the Underlying Fund should continue to hold the obligation. To the extent the Underlying Fund continues to hold such obligations, it may be subject to additional risk of default.



To the extent the ratings given by Moody's, S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, an Underlying Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, S&P or other NRSROs and other NRSROs are more fully described in the attached Appendix.



DEBT INSTRUMENTS. The Underlying Funds may also invest in debt securities, which are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt securities in which the Underlying Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt securities in which the Underlying Funds invest.

EXCHANGE TRADED FUNDS. Each Underlying Index Fund also may purchase shares of exchange traded funds ("ETFs"), including shares of ETFs that are affiliates of its master portfolio. Typically, an Underlying Index Fund would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet liquidity needs of the Underlying Index Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, each Underlying Index Fund's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Company Securities" below.



An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


FLOATING- AND VARIABLE- RATE OBLIGATIONS. The Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

FOREIGN OBLIGATIONS. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.


FOREIGN SECURITIES. The foreign securities in which the Underlying Index Funds may invest include common stocks, preferred stocks, warrants, convertible securities and other securities of issuers organized under the laws of countries other than the United States. Such securities also include equity interests in foreign investment funds or trusts, real estate investment trust securities and any other equity or equity-related investment whether denominated in foreign currencies or U.S. dollars. The E*TRADE Premier Money Market Fund and E*TRADE Bond Fund may invest in certain foreign obligations denominated in U.S. dollars.

Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Generally, multinational companies may be more susceptible to effects caused by changes in the economic climate and overall market volatility.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. The Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Underlying Funds will generally purchase securities with the intention of acquiring them, the Underlying Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which the Underlying Funds may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Underlying Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Underlying Funds currently do not intend on investing more than 5% of their assets in when-issued securities during the coming year. The Underlying Funds will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Underlying Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Underlying Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Underlying Funds, except the E*TRADE Premier Money Market Fund, may use futures contracts as a substitute for a comparable market position in the underlying securities.



Although these Underlying Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Underlying Funds to substantial losses. If it is not possible, or if the Underlying Fund determines not to close a futures position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin.



The Underlying Funds, except the E*TRADE Premier Money Market Fund, may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index on or before the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Underlying Funds intend to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Underlying Funds seek to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.



The Underlying Funds' futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, the Underlying Funds may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Underlying Funds' assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations or published positions of the SEC, the Underlying Funds may be required to segregate liquid portfolio securities, including cash, in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.



FUTURE DEVELOPMENTS. The Underlying Funds, except the E*TRADE Premier Money Market Fund, may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Underlying Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Funds' investment objectives and legally permissible for the Underlying Funds.



ILLIQUID SECURITIES. To the extent that such investments are consistent with its investment objective, the Underlying Funds may invest up to 15% (10% for the E*TRADE Premier Money Market Fund) of the value of their net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Underlying Funds cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.



INVESTMENT COMPANY SECURITIES. Each Underlying Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which each Underlying Fund invests as permitted under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Each Underlying Index Fund and the E*TRADE Bond Fund may also purchase shares of exchange-listed closed-end funds and ETFs, including those for which the Fund's sub-adviser serves as the investment adviser.



INTEREST-RATE AND INDEX SWAPS. The Underlying Funds, except the E*TRADE Premier Money Market Fund, may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by such Underlying Funds with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps involve the exchange by the Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Underlying Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. If the Underlying Funds enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Underlying Funds will have contractual remedies pursuant to the agreements related to the transaction.



The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below in the Underlying Funds' policies and restrictions, on the amount of swap transactions that may be entered into by the Underlying Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Underlying Funds are contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Underlying Funds may not receive the net amount of payments that they contractually are entitled to receive.



LETTERS OF CREDIT. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the E*TRADE Premier Money Market Fund and E*TRADE Bond Fund are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of the E*TRADE Premier Money Market Fund and E*TRADE Bond Fund.

SECURITIES LENDING. The Fund and the Underlying Funds may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund or Underlying Funds' total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund and the Underlying Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund and the Underlying Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.


In determining whether to lend a security to a particular broker, dealer or financial institution, ETAM considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. The Fund and the Underlying Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund and the Underlying Funds may receive as collateral will not become part of the Fund and the Underlying Funds' investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund and the Underlying Funds will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund and the Underlying Funds is permitted to invest. During the time securities are on loan, the borrower will pay the Fund and the Underlying Funds any accrued income on those securities, and the Fund and the Underlying Funds may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.



MUNICIPAL OBLIGATIONS. The E*TRADE Premier Money Market Fund and the E*TRADE Bond Fund may invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax receipts, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. The interest payments from many municipal bonds may be from revenues of similar projects (such as housing or hospitals) or where issuers share the same geographic location. As a result, the Underlying Funds' investments in municipal bonds may be more susceptible to similar economic, political or regulatory developments than bonds with a greater geographic and project variety. This susceptibility may result in greater fluctuations in share prices for municipal bonds. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


The E*TRADE Premier Money Market Fund will invest in 'high-quality' (as that term is defined in Rule 2a-7 of the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months.

OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS AND CORPORATIONS. The Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with their respective investment objectives, the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Underlying Funds' assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Underlying Funds may also invest a portion of their total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

PARTICIPATION INTERESTS. The E*TRADE Premier Money Market Fund may invest in participation interests of any type of security in which it may invest. A participation interest gives it an undivided interest in the underlying securities in the proportion that its participation interest bears to the total principal amount of the underlying securities.


PRIVATELY ISSUED SECURITIES. The E*TRADE Premier Money Market Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the E*TRADE Premier Money Market Fund.



It is possible that the privately issued, or unregistered, securities, purchased by the E*TRADE Premier Money Market Fund could have the effect of increasing the level of the E*TRADE Premier Money Market Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. Privately issued or Rule 144A securities that are determined by ETAM to be "illiquid" are subject to the E*TRADE Premier Money Market Fund's policy of not investing more than 10% of its net assets in illiquid securities. ETAM, under guidelines approved by the Board will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


REPURCHASE AGREEMENTS. The Underlying Funds may enter into a repurchase agreement wherein the seller of a security to the Underlying Fund agrees to repurchase that security from the Underlying Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Underlying Funds may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Underlying Funds, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

The Underlying Funds may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Underlying Funds' custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Underlying Funds under a repurchase agreement. Repurchase agreements are considered loans by the Underlying Funds. All repurchase transactions must be collateralized.


In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Underlying Funds limit investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM and/or the Fund's sub-adviser, Barclays Global Fund Advisors ("BGFA") monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.


SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of the Underlying Funds to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities ("financial companies"). If the indices in which the Underlying Index Funds invest provide a higher concentration in one or more financial companies, the Underlying Index Funds may experience increased tracking error due to the limitations on investments in such companies.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. The Fund and the Underlying Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Fund and the Underlying Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by ETAM or BGFA; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of ETAM or BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund and the Underlying Funds.



UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. The Underlying Funds may purchase instruments that are not rated if, in the opinion of ETAM or BGFA, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Underlying Funds. The E*TRADE Premier Money Market Fund may purchase instruments that are not rated if, in the opinion of ETAM, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the E*TRADE Premier Money Market Fund. The E*TRADE Premier Money Market Fund must purchase these securities in accordance with its procedures pursuant to Rule 2a-7 under the 1940 Act.



After purchase by the Underlying Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Underlying Funds. Neither event will require a sale of such security by the Underlying Funds provided that the amount of such securities held by the Underlying Funds does not exceed 5% of the Underlying Funds' net assets. To the extent the ratings given by Moody's, S&P or an equivalent rating by any other NRSRO selected by ETAM may change as a result of changes in such organizations or their rating systems, the Underlying Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the Appendix to this SAI. Because the E*TRADE Bond Fund and Underlying Index Funds are not required to sell downgraded securities, the E*TRADE Bond Fund and Underlying Index Funds could hold up to 5% of their net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated, and unrated, low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated, low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Underlying Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Funds' shares.


Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated, low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated, low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated, low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Fund may incur additional expenses to seek recovery.

U.S. GOVERNMENT OBLIGATIONS. The Fund and the Underlying Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

FUND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following are the Fund's fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below, the Fund:

1. shall be a "diversified company" as that term is defined in the 1940 Act;

2. may not issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time;

3. may not borrow money, except as permitted under the 1940 Act and as interpreted and modified by any regulatory authority having jurisdiction, from time to time;

4. may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;


5. may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time except that there shall be no limitation with respect to investments in: (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); and (ii) investments in other registered open-end investment companies;


6. may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

7. may not purchase physical commodities or contracts relating to physical commodities; and

8. may not make loans, except as permitted under the 1940 Act and as interpreted or modified by any regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL OPERATING RESTRICTIONS

The following are the Fund's non-fundamental operating restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

Unless indicated otherwise below, the Fund:

1. may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

2. may purchase securities of other investment companies as permitted under the 1940 Act;

3. may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act; and

4. may, notwithstanding any fundamental or non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies or investment objectives and policies as the Fund.

TRUSTEES AND OFFICERS


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of seven series that have commenced operations and the Fund.



----------------------------------------------------------------------------------------------------------------------

                                               NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------

  NAME, ADDRESS               TERM OF OFFICE (1)            PRINCIPAL OCCUPATION(S)                 OTHER
AGE AND POSITION                 AND LENGTH                        DURING THE                  DIRECTORSHIPS (3)
 HELD WITH TRUST               OF TIME SERVED                   PAST FIVE YEARS                      HELD
----------------------------------------------------------------------------------------------------------------------
Steven Grenadier             Since February 1999            Mr. Grenadier is an                None
4500 Bohannon Drive                                         Associate Professor of
Menlo Park, CA 94025                                        Finance at the Graduate
Age: 36                                                     School of Business at
Trustee                                                     Stanford University, where
                                                            he has been employed as a
                                                            professor since 1992.
----------------------------------------------------------------------------------------------------------------------
Ashley T. Rabun              Since February 1999            Ms. Rabun is the Founder           Trust For Investment
4500 Bohannon Drive                                         and Chief Executive                Managers
Menlo Park, CA 94025                                        Officer of InvestorReach
Age: 48                                                     (which is a consulting
Trustee                                                     firm specializing in
                                                            marketing and distribution
                                                            strategies for financial
                                                            services companies formed
                                                            in October 1996).
----------------------------------------------------------------------------------------------------------------------
George J. Rebhan             Since December 1999            Mr. Rebhan retired in              Trust For Investment
4500 Bohannon Drive                                         December 1993, and prior           Managers
Menlo Park, CA 94025                                        to that he was President
Age: 67                                                     of Hotchkis and Wiley
Trustee                                                     Funds (investment company)
                                                            from 1985 to 1993.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers (2)         Since February 1999            Ms. Meyers is the Manager,         Meyers Investment Trust
4500 Bohannon Drive                                         Chief Executive Officer,           Meyers Capital
Menlo Park, CA 94025                                        and founder of Meyers              Management LLC
Age: 42                                                     Capital Management, a
Trustee                                                     registered investment
                                                            adviser formed in January
                                                            1996. She has also managed
                                                            the Meyers Pride Value
                                                            Fund since June 1996.
----------------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan (2)       Since February 2002            Mr. Caplan is Chief                None
4500 Bohannon Drive                                         Financial Products Officer
Menlo Park, CA 94025                                        and Managing Director of
Age: 45                                                     North America for E*TRADE
Trustee                                                     Group, Inc.  He also is
                                                            Chairman of the Board and
                                                            Chief Executive Officer
                                                            of E*TRADE Financial
                                                            Corporation and E*TRADE
                                                            Bank and a Director of
                                                            E*TRADE Global Asset
                                                            Management, Inc. He
                                                            previously served as Vice
                                                            Chairman of the Board of
                                                            Directors, President and
                                                            Chief Executive Officer
                                                            of Telebanc Financial
                                                            Corporation and Telebank
                                                            (renamed E*TRADE Bank)
                                                            from 1993-2000.
----------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
----------------------------------------------------------------------------------------------------------------------
Liat Rorer                   Since May 2001                 Ms. Rorer is Vice President        N/A
Age: 41                                                     of Operations and a
President                                                   director of E*TRADE Asset
                                                            Management, Inc. She is also
                                                            a Key Business Leader of
                                                            E*TRADE Securities, Inc.
                                                            which she joined in 1999.
                                                            Prior to that Ms. Rorer
                                                            worked as a senior
                                                            consultant for the
                                                            Spectrem Group, (financial
                                                            services consulting firm)
                                                            beginning in 1998. From
                                                            1996 to 1998, she was a
                                                            marketing Vice President
                                                            for Charles Schwab's
                                                            Retirement Plan Services,
                                                            and prior to that
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                            she held positions in
                                                            Fidelity's Retail Services,
                                                            Legal and Institutional
                                                            Services Departments.
----------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried          Since November 2000            Ms. Gottfried joined               N/A
Age: 41                                                     E*TRADE in September
Vice President                                              2000. Prior to that, she
Treasurer                                                   worked at Wells Fargo
                                                            Bank from 1984 to 2000
                                                            and managed various
                                                            areas of Wells Fargo's
                                                            mutual fund group.
----------------------------------------------------------------------------------------------------------------------
Jay Gould                       Since August 2000           Mr. Gould is Secretary of          N/A
Age: 46                                                     E*TRADE Asset Management
                                                            and Chief Counsel of
Secretary                                                   E*TRADE Asset Management.
                                                            From February to December
                                                            1999, he served as a
                                                            Vice President at
                                                            Transamerica and prior to
                                                            that he worked at Bank
                                                            of America (banking and
                                                            financial services) from
                                                            1994.
----------------------------------------------------------------------------------------------------------------------



(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2) Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc.

(3) Directorships include public companies and any company registered as an investment company.



Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each regularly scheduled Board meeting attended; and (ii) $2,000 for each Audit Committee meeting attended. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.



The following table provides the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2001.

--------------------------------------------------------------------------------
NAME OF PERSON, POSITION                   AGGREGATE COMPENSATION FROM THE TRUST
--------------------------------------------------------------------------------
Steven Grenadier, Trustee                                 $38,000
--------------------------------------------------------------------------------
Shelly J. Meyers, Trustee                                 $36,000
--------------------------------------------------------------------------------
Mitchell H. Caplan, Trustee                                 None
--------------------------------------------------------------------------------
Ashley T. Rabun, Trustee                                  $38,000
--------------------------------------------------------------------------------
George J. Rebhan, Trustee                                 $38,000
--------------------------------------------------------------------------------



No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.



COMMITTEES. The Trust has an Audit Committee and a Nominating and Corporate Governance Committee. The members of each Committee are the Trustees who are not "interested" or "affiliated" persons (as defined in the 1940 Act). The Audit Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. The Nominating and Corporate Governance Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board; reviewing the composition of the Board and the compensation arrangements for each of the Trustees; and reviewing the Board's governance procedures. The Nominating Committee is not required to consider nominees recommended by Fund shareholders. During the fiscal year ended December 31, 2001, the Nominating and Corporate Governance Committee did not hold any meetings.The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This committee determines the value of any of the Funds' securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the fiscal year ended December 31, 2001, the Pricing Committee held one meeting.



The chart below identifies a range of each Trustee's ownership of shares of the Fund and the range of aggregate holdings of shares in all seven series of the Trust that have commenced operations as of December 31, 2001. The ranges are identified as follows: A. none; B. $1.00 - $10,000; C. $10,001 - $50,000; D.
$50,001 - $100,000; or E. over $100,000.

-------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE
          NAME OF TRUSTEE                  DOLLAR RANGE OF EQUITY             OF EQUITY SECURITIES IN ALL
                                           SECURITIES IN THE FUND*             SEVEN SERIES OF THE TRUST
-------------------------------------------------------------------------------------------------------------
                                           NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Steven Grenadier                                     N/A                                  A
-------------------------------------------------------------------------------------------------------------
Ashley T. Rabun                                      N/A                                  C
-------------------------------------------------------------------------------------------------------------
George J. Rebhan                                     N/A                                  B
-------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Shelly J. Meyers                                     N/A                                  A
-------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan                                   N/A                                  A
-------------------------------------------------------------------------------------------------------------


* The Fund did not commence operations as of December 31, 2001.


As of December 31, 2001, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities, Inc. or any company controlling, controlled by or under common control with ETAM or E*TRADE Securities, Inc.



CODE OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Fund has adopted a code of ethics. The Fund's investment adviser, sub-adviser, and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


To satisfy regulatory requirements and for compliance purposes,as of the date of commencement of operations for the Fund, ETAM owned 100% of the Fund's outstanding shares. ETAM, the Fund's investment adviser, is a Delaware corporation and is wholly owned by E*TRADE Group, Inc. Its address is 4500 Bohannon Drive, Menlo Park, CA 94025.


INVESTMENT MANAGEMENT


INVESTMENT ADVISER. Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM also serves as the investment adviser to each of the Underlying Funds. ETAM is a wholly owned subsidiary of E*TRADE Group, Inc. and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2001, ETAM provided investment advisory services for over $325 million in assets. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2001, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $13 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.



Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of the Fund, ETAM provides the Fund with ongoing investment management guidance, policy direction and monitoring of the Fund and any sub-advisers pursuant to an investment advisory agreement. For its advisory services, the Fund pays ETAM an investment advisory fee at an annual rate equal to 0.10% of the Fund's average daily net assets. ETAM retains a portion of that fee not paid to BGFA, as described below.



Following the Board's consideration and evaluation of information provided by ETAM at a Board meeting held on February 6, 2001, the Board approved the initial Investment Advisory Agreement with ETAM and the Sub-Advisory Agreement with BGFA. In approving both Agreements, the Board considered all factors that it deemed relevant, including:



o the investment advisory fees and other expenses that would be paid by the Fund, including those of the Underlying Funds, as compared to those of similar asset allocation funds managed by other investment advisers;

o the commitment of personnel and resources provided by ETAM to support the investment advisory services provided to the Fund;

o the de facto historic subsidization by ETAM of the expenses of the Underlying Funds through its unitary administrative fee structure and the willingness of ETAM to agree to limit total operating expenses for the Fund to until at least May 1, 2002, and which was subsequently extended until April 30, 2003;

o the nature and quality and extent of the investment advisory services that have been provided by ETAM to the other series of the Trust, including the Underlying Funds;

o ETAM's compliance and monitoring system for assuring that the Fund would be in compliance with federal securities laws, the Internal Revenue Code and other applicable laws, as well as with its investment objectives, policies and restrictions;

o     costs of the services provided by ETAM;

o projected profitability and related other benefits to ETAM in providing investment advisory services to the Fund, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to the Fund.



As a result of this review, the Board, including the Independent Trustees, determined that the advisory fee for the Fund in the Investment Advisory Agreement, and in the Sub-Advisory Agreement was fair and reasonable to the Fund and to its shareholders. The Board concluded that over the long-term, the Investment Advisory Agreement and Sub-Advisory Agreement would: (i) enable ETAM to continue to provide high-quality investment advisory services to the Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to the Fund at a level consistent with the increased demands of the current mutual fund marketplace.



SUB-ADVISER TO THE FUND. ETAM has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with BGFA. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA and its predecessors has provided asset management, administration and advisory services for over 25 years. As of December 31, 2001

Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for over $760 billion of assets.



Under the Sub-Advisory Agreement, BGFA is responsible for the day-to-day management of the Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, BGFA receives a fee from ETAM at an annual rate equal to 0.05% of the Fund's average daily net assets. The Sub-Advisory Agreement is subject to the same Board of Trustees' approval, oversight and renewal as the Investment Advisory Agreement.


Both the Investment Advisory Agreement and the Sub-Advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Trustees and (ii) by a majority of the Trustees of the Fund who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or interested persons of any such party. Both the Investment Advisory Agreement and the Sub-Advisory Agreement may be terminated on 60 days' written notice any such party and will terminate automatically if assigned.

Asset allocation, index and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. E*TRADE Securities, Inc., 4500 Bohannon Drive, Menlo Park, CA 94025, is the Fund's principal underwriter. The underwriter is a wholly owned subsidiary of E*TRADE Group, Inc.


ADMINISTRATOR OF THE FUND. ETAM also serves as the Fund's administrator. As the Fund's administrator, ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of the Fund. Pursuant to an administrative services agreement with the Fund, ETAM receives a fee equal to 0.15% of the average daily net assets of the Fund.



SHAREHOLDER SERVICING AGREEMENT. ETAM also acts as shareholder servicing agent for the Fund. As shareholder servicing agent, ETAM may provide the following services to shareholders or investors investing in shares of the Fund: support of telephone services in connection with the Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Fund and answering questions concerning the Trust and the Fund (including questions regarding shareholders' interests in the Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.



Pursuant to the Shareholder Servicing Agreement, ETAM receives a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. In addition, ETAM will be allowed to use the shareholder servicing fee it receives under this Shareholder Services Agreement to compensate its affiliates, including the E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to the Fund.



EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Fund through April 30, 2003, E*TRADE Asset Management has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, E*TRADE Asset Management has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.50% of the Fund's daily net assets.



The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three (3) fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.



CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian of the assets of the Fund. As a result, IBT has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian has no responsibility for any of the investment policies or decisions of the Fund.



IBT also acts as the Trust's Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's trust instrument and by-laws, investment policies of the Fund, and 1940 Act and rules thereunder; (2) calculates the Fund's yield and total return; (3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Fund's Annual and Semi-Annual reports and other required filings made by the Trust; (5) provides legal administrative services to the Fund, including the preparation of regulatory filings made by the Trust; and (6) prepares tax returns for the Fund. For its services in each of these capacities, IBT is compensated directly by the Fund.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. PFPC, Inc. 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Fund.

RETAIL SHAREHOLDER SERVICING AGENT. Under a Retail Shareholder Servicing Agreement with E*TRADE Securities and E*TRADE Asset Management, E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, acts as shareholder servicing agent for the Fund. As shareholder servicing agent, E*TRADE Securities provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. Such services include: (i) providing to an approved shareholder mailing agent for the purpose of providing certain Fund-related materials the names and contact information of all shareholders; (ii) delivering current Fund prospectuses, statements of additional information, annual and other periodic reports upon shareholder requests; (iii) delivering statements to shareholders on a monthly basis; (iv) producing and providing confirmation statements reflecting purchases and redemptions; (v) answering shareholder inquiries regarding, among other things, share prices, account balances, dividend amounts and dividend payment dates; (vi) communicating purchase, redemption and exchange orders reflecting orders received from shareholders;
(vii) preparing and filing with the appropriate governmental agencies returns and reports required to be reported for dividends and other distributions made, amounts withheld on dividends and other distributions and payments under applicable federal and state laws, rules and regulations, and, as required, gross proceeds of sales transactions; and (viii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462, acts as independent accountants for the Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Fund.


LEGAL COUNSEL. Dechert, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for the Fund and the Trust's Non-Interested Trustees.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION


The Fund is structured as a "fund of funds" and invests mainly in other Underlying Funds. Accordingly, costs of brokerage transactions are incurred by the Underlying Funds and are reflected indirectly in the Fund's performance.

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Sub-Advisory Agreement and subject to policies as may be established by the Board, BGFA, as sub-adviser, is responsible for the Fund's investment portfolio decisions and the placing of portfolio transactions.



E*TRADE BOND FUND AND E*TRADE PREMIER MONEY MARKET FUND. Neither Underlying Fund has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and subject to policies as may be established by the Board, ETAM is responsible for each Underlying Fund's investment portfolio decisions, security selection and the placing of portfolio transactions. In placing orders, it is the policy of each Underlying Fund and ETAM to obtain the best execution taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While ETAM generally seeks reasonably competitive spreads or commissions, neither the Underlying Funds will not necessarily be paying the lowest spread or commission available.



Purchase and sale orders of the securities held by each Underlying Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for either Underlying Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.



Under the 1940 Act, persons affiliated with the Fund, an Underlying Fund, ETAM and their affiliates are prohibited from dealing with the Fund or an Underlying Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.



Purchases and sales of securities for each Underlying Fund usually will be principal transactions. Each Underlying Fund's portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Underlying Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions.



In the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing each Underlying Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by each Underlying Fund may have the effect of reducing the total returns of the Underlying Fund, and indirectly, the Fund.

Commissions or concessions charged by brokers that provide research services may be somewhat higher than commissions or concessions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board, ETAM may cause an Underlying Fund to pay a broker-dealer that provides brokerage and research services to ETAM an amount of commission or concession for effecting a securities transaction for each Underlying Fund in excess of the commission or concession another broker-dealer would have charged for effecting that transaction.



ETAM does not engage brokers and dealers whose commissions or concessions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of concessions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by ETAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's expenses in managing the investment portfolios of each Underlying Fund.



Certain of the brokers or dealers with whom each Underlying Fund may transact business offer commission rebates to the Underlying Fund. ETAM does not currently consider such rebates in assessing the best overall terms available for any transaction. Any such rebate would be as permitted by Section 28(e) of the 1934 Act. The overall reasonableness of brokerage concessions paid is evaluated by ETAM based upon its knowledge of available information as to the general level of concessions paid by other institutional investors for comparable services.



UNDERLYING INDEX FUNDS (E*TRADE INTERNATIONAL INDEX FUND, E*TRADE RUSSELL 2000 INDEX FUND AND E*TRADE S&P 500 INDEX FUND). BGFA assumes general supervision over placing orders on behalf of each Underlying Index Fund's master portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to shareholders.



Purchase and sale orders of the securities held by each master portfolio may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for a particular master portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably. BGFA may from time to time execute trades on behalf of and for the account of each master portfolio with brokers or dealers that are affiliated with BGFA.



BGFA may deal, trade and invest for its own account in the types of securities in which each master portfolio may invest. BGFA has informed each master portfolio that in making its investment decisions it does not obtain or use material information in its possession.

In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each master portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price.



Certain of the brokers or dealers with whom each master portfolio may transact business offer commission rebates to the master portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.



Brokers are also selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses.



Purchases and sales of fixed income securities for the master portfolios usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. The prices paid to the underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Purchases of fixed income securities from market makers are made on a net basis and include the spread between the bid and asked price.


ORGANIZATION, DIVIDEND AND VOTING RIGHTS


The Fund is a diversified series of E*TRADE Funds (the "Trust"), an open-end investment company, organized as a Delaware business trust on November 4, 1998. The Trust may issue additional series and classes. The Fund has not commenced operations. Like any venture, there can be no assurance that the Fund, once it commences operations as an enterprise, will be successful.


All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

SHAREHOLDER INFORMATION

Shares are sold through E*TRADE Securities.

PRICING OF FUND SHARES AND FUND ASSETS. The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The Fund's investments in the Underlying Funds are determined by the NAVs reported by each Underlying Fund. The NYSE is open for trading Monday through Friday except on national holidays observed by the NYSE. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.


The E*TRADE Premier Money Market Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the its investments at amortized cost with market values. When determining market values for portfolio securities, the it uses market quotes if they are readily available. In cases where quotes are not readily available, the it may value securities based on fair values developed using methods approved by the its Board. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.


The amortized cost method of valuation seeks to maintain a stable net asset value per share ("NAV") of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.


If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the E*TRADE Premier Money Market Fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If the E*TRADE Premier Money Market Fund's NAV calculated using market values declined, or were expected to decline, below the E*TRADE Premier Money Market Fund's $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments of that fund in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, direct or indirect (such as the Fund's shareholders) investors in the E*TRADE Premier Money Market Fund would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors in the E*TRADE Premier Money Market Fund receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the E*TRADE Premier Money Market Fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the E*TRADE Premier Money Market Fund's $1.00 NAV (calculated using amortized cost), the Board might supplement dividends in an effort to maintain the Underlying Fund's $1.00 NAV. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to investors of record on the previous business day.


TELEPHONE AND INTERNET REDEMPTION PRIVILEGES. The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

RETIREMENT PLANS. You can find information about the retirement plans offered by E*TRADE Securities by accessing our Website. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION


Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended ("Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.



TAXATION OF THE FUND. The Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).



As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.



If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

The Fund will not be able to offset gains realized by one Underlying Fund against losses realized by another Underlying Fund. The Fund's use of the fund-of-funds structure could therefore affect the amount, timing and character of distribution to shareholders.


FOREIGN TAXES. An Underlying Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Underlying Fund qualifies as a RIC and if more than 50% of the value of the Underlying Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Underlying Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Underlying Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Underlying Fund's shareholders. For any year for which the Underlying Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Underlying Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Underlying Fund will notify shareholders within 60 days after the close of the Underlying Fund's taxable year of the amount of such taxes and the sources of its income.



Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Underlying Fund's income flows through to its shareholders. With respect to the Underlying Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including
Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Underlying Fund. Although the Fund may itself be entitled to a deduction for such taxes paid by an Underlying Fund in which the Fund invests, the Fund will not be able to pass any such credit or deduction through to its own shareholders.


The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Depending on the Fund's percentage ownership in an Underlying Fund both before and after a redemption, the Fund's redemption of shares of such Underlying Fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund's tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.

EQUALIZATION. The Funds may use the so-called "tax equalization method" to allocate a portion of earnings and profits to redemption proceeds. This method is intended to permit the Fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations changed. Although using this method will not affect the Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.


BACKUP WITHHOLDING. The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.


OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.


MARKET DISCOUNT. If an Underlying Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Underlying Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Underlying Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Underlying Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Underlying Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."



ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by an Underlying Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by an Underlying Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Underlying Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).



OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which an Underlying Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by any Underlying Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.



Transactions in options, futures and forward contracts undertaken by an Underlying Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by an Underlying Fund, and losses realized by an Underlying Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that an Underlying Fund may make with respect to their straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.



Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to an Underlying Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by an Underlying Fund, which is taxed as ordinary income when distributed to the Underlying Fund. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the Underlying Fund as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.



CONSTRUCTIVE SALES. Under certain circumstances, an Underlying Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if they enter into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Underlying Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Underlying Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Underlying Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Underlying Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Underlying Funds receives a so-called "excess distribution" with respect to PFIC stock, the Underlying Funds themselves may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Underlying Funds to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Underlying Funds held the PFIC shares. The Underlying Funds will themselves be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Underlying Funds taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Underlying Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Underlying Funds would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Underlying Funds' PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

UNDERWRITER

DISTRIBUTION OF SECURITIES. Under a Distribution Agreement with the Fund ("Distribution Agreement"), E*TRADE Securities Inc., 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter for the continuous offering of the Fund's shares. The Fund pays no compensation to

E*TRADE Securities, Inc. for its distribution services. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares.

The Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of the Fund. The Distribution Agreement further provides that the Distributor will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a wholly owned subsidiary of E*TRADE Group, Inc. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

PERFORMANCE INFORMATION


The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Investment Adviser may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.


AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:


P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.


The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.


TOTAL RETURN. The Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


AFTER-TAX RETURNS

Each of the Funds may, from time to time, include "total return (after taxes on distributions)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:



                                P(1+T)n = ATV(D)

               Where:

         P =       a hypothetical initial payment of $1,000,
         T =       average annual total return (after taxes on distributions),
         n =       number of years

         ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable periods at the end of the applicable periods, after taxes on fund distributions but not after taxes on redemptions



Each of the Funds may, from time to time, include "total return (after taxes on distributions and redemption)" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:



                                P(1+T)n = ATV(DR)

               Where:

         P =       a hypothetical initial payment of $1,000,
         T =       average annual total return (after taxes on distributions and redemption),
         n =       number of years

         ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the applicable periods at the end of the applicable periods after taxes on fund distributions and redemption



All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.


DISTRIBUTION RATE. The distribution rate for the Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

YIELD. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b+1)(To the power of 6)-1],
           ---
           cd

where:

a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

PERFORMANCE COMPARISONS:

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


LIPPER , INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.


MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices.

Historic data on each index for the Underlying Funds Index may be used to promote the Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Fund, during the periods shown.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period. Standard deviation is calculated using the following formula:

                                                   S(xi - xm)2
         Standard deviation = the square root of  -------------
                                                        n-1

Where:     S = "the sum of",

         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

STANDARD & POOR'S

The E*TRADE S&P 500 Index Fund relies on a license related to the S&P 500 Index. In the absence of the license, the E*TRADE S&P 500 Index Fund and the Fund may not be able to pursue their investment objectives. Although not currently anticipated, the license can be terminated.

The E*TRADE S&P 500 Index Fund and the Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either the E*TRADE S&P 500 Index Fund, the Fund or any member of the public regarding the advisability of investing in securities generally or in the E*TRADE S&P 500 Index Fund or the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to E*TRADE Asset Management, the E*TRADE S&P 500 Index Fund or the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to E*TRADE Asset Management, E*TRADE S&P 500 Index Fund or the Fund. S&P has no obligation to take the needs of E*TRADE Asset Management, E*TRADE S&P 500 Index Fund, the Fund or the shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the E*TRADE S&P 500 Index Fund or the Fund or the timing of the issuance or sale of shares of the E*TRADE S&P 500 Index Fund or the Fund or in the determination or calculation of the equation by which the E*TRADE S&P 500 Index Fund or the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the E*TRADE S&P 500 Index Fund or the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the E*TRADE S&P 500 Index Fund, the Fund or the shareholders, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

EAFE FREE INDEX

In the absence of permission to use the EAFE Free Index, the E*TRADE International Index Fund may not be able to pursue their investment objectives.

The E*TRADE International Index Fund and the Fund are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of the E*TRADE International Index Fund, the Fund or any member of the public regarding the advisability of investing in securities generally or in the E*TRADE International Index Fund or the Fund particularly or the ability of the EAFE Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Free Index which is determined, composed and calculated by MSCI without regard to the E*TRADE International Index Fund, the Fund or E*TRADE Asset Management, Inc. MSCI has no obligation to take the needs of the E*TRADE International Index Fund, the Fund, E*TRADE Asset Management, Inc. or the shareholders into consideration in determining, composing or calculating the EAFE Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the E*TRADE International Index Fund and the Fund to be issued or in the determination or calculation of the equation by which the E*TRADE International Index Fund and the Fund's shares are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to shareholders in connection with the administration, marketing or trading of the E*TRADE International Index Fund and the Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the EAFE Free Index from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by E*TRADE Asset Management, Inc., E*TRADE International Index Fund, the Fund, the shareholders or any other person or entity from the use of the EAFE Free Index or any data included therein. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Free Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FRANK RUSSELL COMPANY

"Frank Russell Company" and "Russell 2000 Index" are service marks of Frank Russell Company. Frank Russell Company has no relationship to the E*TRADE Russell 2000 Index Fund or the Fund, other than the licensing of the Russell 2000 Index and its service marks for use in connection with the E*TRADE Russell 2000 Index Fund and the Fund.

APPENDIX

Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

"AAA"

         Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

         Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

         Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

"BBB"

         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB, B, CCC, CC OR C"

         Bonds rated "BB, B, CCC, CC or C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

"C1"

         Bonds rated "C1" is reserved for income bonds on which no interest is being paid.

"D"

         Bonds rated "D" are in default and payment of interest and/or payment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

         The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S

BOND RATINGS

"Aaa"

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"

         Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

"C"

         Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

         The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

         Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

         Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

         Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB"

         Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DUFF

BOND RATINGS

"AAA"

         Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA"

         Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A"

         Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB"

         Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

         The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

         Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

         The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

         An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                     PART C:

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

        (a)(i)            Certificate of Trust.(1)

        (a)(ii)           Trust Instrument.(1)

        (a)(iii)          Amendment No. 1 to the Trust Instrument.(10)

        (a)(iv)           Amendment No. 2 to the Trust Instrument.(17)

        (b)               By-laws.(2)

        (b)(i)            Amendment No. 1 to the By-laws.(10)

        (b)(ii)           Amendment No. 2 to the By-laws.(17)

        (c) Certificates for Shares will not be issued. Articles II, VII, IX and X of the Trust Instrument, previously filed as exhibit (a)(ii), define the rights of holders of Shares.(1)

        (c)(i)            Electronic Delivery Consent.(13)

        (d)(i) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE S&P 500 Index Fund.(2)

        (d)(ii) Form of Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund.(3)

        (d)(iii) Form of Amendment No.1 to Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Technology Index Fund.(3)

        (d)(iv) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Technology Index Fund.(3)

        (d)(v) Form of Investment Subadvisory Agreement among E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to the E*TRADE Technology Index Fund.(3)

        (d)(vi) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE E-Commerce Index Fund.(5)

        (d)(vii) Form of Investment Subadvisory Agreement among E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to the E*TRADE E-Commerce Index Fund.(5)

        (d)(viii) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Premier Money Market Fund.(7)

        (d)(ix) Form of Amendment No. 2 to the Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Russell 2000 Index Fund.(10)

        (d)(x) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Financial Sector Index Fund.(10)

        (d)(xi) Form of Investment Subadvisory Agreement between E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to E*TRADE Financial Sector Fund.(10)

        (d)(xii) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to E*TRADE Asset Allocation Fund.(14)

        (d)(xiii) Form of Investment Subadvisory Agreement among E*TRADE Asset Management, Inc., Barclays Global Fund Advisors and the Registrant with respect to the E*TRADE Asset Allocation Fund.(14)

        (d)(xiv) Form of Amendment No. 3 to the Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund and E*TRADE Russell 2000 Index Fund.(17)

        (d)(xv) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE Bond Fund.(17)

        (e)(i) Form of Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund.(2(

        (e)(ii) Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.(3)

        (e)(iii) Form of Amendment No.1 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund.(7)

        (e)(iv) Form of Amendment No. 2 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund.(10)

        (e)(v) Form of Amendment No. 3 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to E*TRADE Russell 2000 Index Fund and E*TRADE Financial Sector Index Fund.(10)

        (e)(vi) Form of Amendment No. 4 to Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to the E*TRADE Asset Allocation Fund.(14)

        (e)(vii) Form of Second Amended and Restated Underwriting Agreement between E*TRADE Securities, Inc. and the Registrant with respect to each series of the Registrant.(17)

        (f)               Bonus or Profit Sharing Contracts: Not applicable.

        (g)(i) Form of Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to the E*TRADE S&P 500 Index Fund.(2)

        (g)(ii) Form of Amendment No. 1 to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund.(3)

        (g)(iii) Form of Amendment No. 2 to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Premier Money Market Fund.(7)

        (g)(iv) Form of Amendment to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund, E*TRADE Russell 2000 Index Fund and E*TRADE Asset Allocation Fund.(14)

        (g)(v) Form of Amendment No. 4 to the Custodian Agreement between the Registrant and Investors Bank & Trust Company with respect to each series of the Registrant.
                          (17)

        (h)(1)(i) Form of Third Party Feeder Fund Agreement among the Registrant, E*TRADE Securities, Inc. and Master Investment Portfolio with respect to the E*TRADE S&P 500 Index Fund.(2)

        (h)(1)(ii) Form of Third Party Feeder Fund Agreement among the Registrant, E*TRADE Securities, Inc. and Master Investment Portfolio with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund and E*TRADE Bond Index Fund.(3)

        (h)(1)(iii) Form of Amended and Restated Third Party Feeder Fund Agreement among the Registrant, E*TRADE Securities, Inc. and Master Investment Portfolio with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund.(7)

        (h)(1)(iv) Form of Amendment No. 1 to the Amended and Restated Third Party Feeder Agreement among the Registrant, E*TRADE Securities Inc. and Master Investment Portfolio with respect to E*TRADE Premier Money Market Fund.(7)

        (h)(1)(v) Form of Amendment No. 2 to the Amended and Restated Third Party Feeder Agreement among the Registrant, E*TRADE Securities Inc. and Master Investment Portfolio with respect to E*TRADE Russell 2000 Index Fund.(10)

        (h)(1)(vi) Form of Amendment No. 3 to the Amended and Restated Third Party Feeder Agreement among the Registrant, E*TRADE Securities Inc. and Master Investment Portfolio with respect to E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Premier Money Market Fund and E*TRADE Russell 2000 Index Fund.
                          (17)

        (h)(2)(i) Form of Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE S&P 500 Index Fund.(2)

        (h)(2)(ii) Form of Amendment No. 1 to the Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.(3)

        (h)(2)(iii) Form of the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund, E*TRADE E-Commerce Index Fund.(7)

        (h)(2)(iv) Form of Amendment No. 1 to the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund.(7)

        (h)(2)(v) Form of Amended Exhibit A to the Waiver and Modification to the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE Premier Money Market Fund.(8)

        (h)(2)(vi) Form of Amended Exhibit A to the Waiver and Modification to the Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.(9)

        (h)(2)(vii) Form of Second Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund.(10)

        (h)(2)(viii)      Form of Amendment No. 1 to the Second Amended and
                          Restated Administrative Services Agreement between the
                          Registrant and E*TRADE Asset Management, Inc. with respect to the E*TRADE Russell 2000 Index Fund and
                          E*TRADE Financial Sector Index Fund.(10)

        (h)(2)(ix) Form of Third Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to each series of the Trust.(17)

        (h)(2)(x) Form of Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc. with respect to E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Bond Fund, E*TRADE Premier Money Market Fund, E*TRADE Russell 2000 Index Fund, E*TRADE Technology Index Fund, E*TRADE Financial Sector Fund and E*TRADE Asset Allocation Fund.(17)

        (h)(3)(i) Form of Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE S&P 500 Index Fund.(4)

        (h)(3)(ii) Form of Amendment No. 1 to the Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE International Index Fund.(3)

        (h)(3)(iii) Form of Amendment No. 2 to the Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Premier Money Market Fund.(7)

        (h)(3)(iv) Form of Amendment to the Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund, E*TRADE Russell 2000 Index Fund and E*TRADE Asset Allocation Fund.(14)

        (h)(3)(v) Form of Amended Appendix B to the Custodian Agreement and Sub-Administration Agreement among E*TRADE Asset Management, Inc., the Registrant and Investors Bank & Trust Company with respect to the E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund and E*TRADE Asset Allocation Fund.(13)

        (h)(3)(vi) Form of Amendment No. 5 to the Sub-Administration Agreement between the Registrant and Investors Bank & Trust Company with respect to each series of the Registrant.(17)


        (h)(3)(vii) Amendment No. 6 to the Sub-Administration Agreement between the Registrant, E*TRADE Asset Management, Inc. and Investors Bank & Trust Company with respect to each series of the Registrant.

        (h)(4) Form of Shareholder Services Agreement between the E*TRADE Asset Management, Inc. and the Trust with respect to E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE Financial Sector Index Fund, E*TRADE International Index Fund, E*TRADE Premier Money Market Fund, E*TRADE Russell 2000 Index Fund, and E*TRADE S&P 500 Index Fund.(17)

        (h)(5)(i) Form of Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund.(2)

        (h)(5)(ii) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.(3)

        (h)(5)(iii) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund.(7)

        (h)(5)(iv) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Russell 2000 Index Fund and E*TRADE Financial Sector Index Fund.(10)

        (h)(5)(v) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE Asset Allocation Fund.(14)

        (h)(5)(vi) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to each series of the Registrant.(17)

        (h)(6)(i) State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund.(3)

        (h)(6)(ii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to E*TRADE Global Titans Index Fund and E*TRADE Premier Money Market Fund.(7)

        (h)(6)(iii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to E*TRADE Russell 2000 Index Fund and E*TRADE Financial Sector Index Fund.(10)

        (h)(6)(iv) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to E*TRADE Asset Allocation Fund.(14)

        (h)(6)(v) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to each series of the Registrant.(17)

        (h)(7)(i) Form of Securities Lending Agreement among E*TRADE Asset Management, Investors Bank & Trust Company and the Registrant with respect to E*TRADE Technology Index Fund, E*TRADE E-Commerce Index Fund, E*TRADE Global Titans Index Fund, E*TRADE Financial Sector Index Fund and E*TRADE Asset Allocation Fund.(15)

        (h)(7)(ii) Form of Amendment to Exhibit A to Securities Lending Agreement among E*TRADE Asset Management, Investors Bank & Trust Company and the Registrant with respect to E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE Technology Index Fund and E*TRADE Financial Sector Index Fund.(17)

        (h)(7)(iii) Form of Amendment to Exhibit A to Securities Lending Agreement among E*TRADE Asset Management, Investors Bank & Trust Company and the Registrant with respect to E*TRADE Bond Fund, E*TRADE E-Commerce Index Fund, E*TRADE Financial Sector Index Fund, E*TRADE Technology Index Fund, and Premier Money Market Fund.(18)

        (i)(1) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE S&P 500 Index Fund.(2)

        (i)(2) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund and E*TRADE Technology Index Fund.(3)

        (i)(3) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE International Index Fund.(6)

        (i)(4) Opinion and Consent of Dechert Price & Rhoads with respect to the E*TRADE Premier Money Market Fund.(7)

        (i)(5) Opinion and Consent of Dechert Price & Rhoads, dated April 28, 2000 with respect to the E*TRADE S&P 500 Index Fund, the E*TRADE Extended Market Index Fund, the E*TRADE Bond Index Fund and the E*TRADE International Index Fund.(9)

        (i)(6) Opinion and Consent of Dechert Price & Rhoads, dated April 28, 2000 with respect to E*TRADE Technology Index Fund.(9)

        (i)(7) Opinion and Consent of Dechert Price & Rhoads, dated December 5, 2000 with respect to the E*TRADE Financial Sector Index Fund.(11)

        (i)(8) Opinion and Consent of Dechert Price & Rhoads, dated December 5, 2000 with respect to the E*TRADE Russell 2000 Index Fund.(12)

        (i)(9) Opinion and Consent of Dechert with respect to the E*TRADE Asset Allocation Fund.(14)

        (i)(10) Opinion and Consent of Dechert, dated April 26, 2001 with respect to the E*TRADE E-Commerce Index Fund, E*TRADE Technology Index Fund, E*TRADE Global Titans Index Fund, and E*TRADE Financial Sector Index Fund.(15)

        (i)(11) Opinion and Consent of Dechert, dated April 26, 2001 with respect to the E*TRADE S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE International Index Fund, E*TRADE Bond Index Fund, and E*TRADE Premier Money Market Fund.(16)


        (i)(12)           Opinion and Consent of Dechert, dated April 23, 2002.

        (j)(1)            Consent of Deloitte & Touche LLP.


        (j)(2)            Consent of KPMG(16)


        (j)(3)            Consent of PricewaterhouseCoopers LLC.


        (k)               Omitted Financial Statements: Not applicable.

        (l) Form of Subscription Letter Agreements between E*TRADE Asset Management, Inc. and the Registrant.(2)

        (m)               Rule 12b-1 Plan: Not applicable.

        (n)               Rule 18f-3 Plan: Not applicable.

        (o)(1)            Form of Code of Ethics of the Registrant.(8)

        (o)(2)(i)         Form of Code of Ethics of E*TRADE Asset Management,
                          Inc.(8)

        (o)(2)(ii) Form of Amended Code of Ethics of E*TRADE Asset Management, Inc.(17)

        (o)(3)            Form of Code of Ethics of E*TRADE Securities, Inc.(8)

        (o)(4)            Form of Code of Ethics of the Master Investment
                          Portfolio.(8)

        (o)(5)(i)         Form of Code of Ethics of Barclays Global Fund
                          Advisors.(10)

        (o)(5)(ii) Form of Amended Code of Ethics of Barclays Global Fund Advisors.(14)

        (o)(5)(iii) Form of Amendment to the Amended Code of Ethics of Barclays Global Fund Advisors.(17)

        (o)(6)            Form of Code of Ethics for Stephens, Inc.(8)



* Power of Attorney for the Trustees and Officers and Secretary's Certificate of Registrant for signature on behalf of the Registrant .(19)


**       Form of Power of Attorney for the Master Investment Portfolio.(2)

*** Form of Power of Attorney for the Master Investment Portfolio on behalf of Leo Soong.(8)


(1) Incorporated by reference from the Registrant's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on November 5, 1998.

(2) Incorporated by reference from the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999.

(3) Incorporated by reference from the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed with the SEC on August 11, 1999.

(4) Incorporated by reference from the Registrant's Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed with the SEC on October 8, 1999.

(5) Incorporated by reference from the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed with the SEC on October 20, 1999.

(6) Incorporated by reference from the Registrant's Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed with the SEC on October 20, 1999.

(7) Incorporated by reference from the Registrant's Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed with the SEC on February 3, 2000.

(8) Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed with the SEC on March 27, 2000.

(9) Incorporated by reference from the Registrant's Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed with the SEC on April 28, 2000.

(10) Incorporated by reference from the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000.

(11) Incorporated by reference from the Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed with the SEC on December 5, 2000.

(12) Incorporated by reference from the Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed with the SEC on December 5, 2000.

(13) Incorporated by reference from the Registrant's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC on December 22, 2000.

(14) Incorporated by reference from the Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2001.

(15) Incorporated by reference from the Registrant's Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the SEC on April 27, 2001.

(16) Incorporated by reference from the Registrant's Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed with the SEC on April 27, 2001.

(17) Incorporated by reference from the Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001.

(18) Incorporated by reference from the Registrant's Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A filed with the SEC on November 14, 2001.


(19) Incorporated by reference from the Registrant's Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed with the SEC on March 1, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


E*TRADE Asset Management, Inc. ("E*TRADE Asset Management") (a Delaware corporation), may own more than 25% of one or more series of the Registrant, as described in the Statement of Additional Information, and thus may be deemed to control that series. E*TRADE Asset Management is a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group") (a Delaware corporation). Other companies of which E*TRADE Group owns more than 25% include: E*TRADE Securities, Incorporated; Web Street, Inc.; E*TRADE Capital, Inc.; E*TRADE Business Solutions Group, Inc.; E*TRADE International Ltd.; E*TRADE Global Ltd.; E*TRADE Asia Limited; ClearStation, Inc.; TradePlus Brokerage, Inc.; Confluent, Inc.; E*TRADE Online Ventures, Inc.; E*TRADE UK (Holdings) Limited; Electronic Shares Information Ltd.; E*TRADE UK, Ltd.; E*TRADE Bank AG (formerly E*TRADE Germany
AG); E*TRADE Nordic AB; E*TRADE Bank Danmark A/S; E*TRADE Svierge AB; E*TRADE Norge ASA; E*TRADE Japan K.K.; E*TRADE Advisory Services, Inc.; E*TRADE Systems Holdings Limited; TIR (Holdings) Limited; E*TRADE Institutional Securities, Inc.; E*TRADE Investor Select, Inc.; E*TRADE Systems, Inc.; Investor Select Advisors, Inc.; E*TRADE Marquette Securities, Inc.; Investor Select Advisors Limited; ETRADE Securities Limited; ETRADE Securities (Hong Kong) Limited; TIR Securities Australia Ltd.; E*TRADE Institutional Securities Limited; TIR Securities UK Ltd.; E TRADE Systems India Private Limited; TIR (U.S.) Holdings Inc.; ETRADE Asia Services Limited; TIR Holdings Brazil Ltd.; E*TRADE Europe Securities Limited; E*TRADE Nominees Ltd.; E*TRADE Web Services Limited; Tireless Nominees Pty. Ltd.; Tiresome Nominees Pty. Ltd.; Tirade Nominees Pty. Ltd.; E*TRADE Nominees Limited; E*TRADE Financial Corporation; E*TRADE Bank; E*TRADE Global Asset Management, Inc.; Telebanc Capital Trust I; Telebanc Capital Trust II; Telebanc Servicing Corporation; TM1 Funding LLC; TM2 Securitization LLC; TM2 Securitization QSPE LLC; E*TRADE Mortgage Corporation; E*TRADE Access, Inc.; North American Cash Systems, Inc.; ATM Ventures, LLC; CCS Holding Company; Card Capture Services (Canada), Inc.; CCS Mexico, S.A. de C.V.; E*TRADE Technologies Corporation; E*TRADE Canada Securities Corporation; E*TRADE Institutional (Canada) Corporation; VERSUS Brokerage Services (U.S.) Inc.; U.S. Raptor One, Inc.; U.S. Raptor Two, Inc.; U.S. Raptor Three, Inc.; BRE, LLC; Wind & Lion Aviation, Inc.; BWL Aviation, LLC; eAdvisor; Converging Arrows, Inc.; Dempsey & Company, Inc.; GVR Company, LLC; E*TRADE International Holdings Ltd.; and E*TRADE Technologies Group, LLC.

ITEM 25. INDEMNIFICATION

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

E*TRADE Asset Management, Inc. (the "Investment Adviser") is a Delaware corporation that offers investment advisory services. The Investment Advisor's offices are located at 4500 Bohannon Drive, Menlo Park, CA 94025. The directors and officers of the Investment Adviser and their business and other connections are as follows:

   Name                   Position                   Other Business Connections
   ----                   --------                   --------------------------


   Stephen Dervenis       Director and President

   Mitchell Caplan        Director                    President and Chief
                                                      Operating Officer of
                                                      E*TRADE Financial

   Robert Clyburn         Treasurer


   Liat Rorer             Vice President              Vice President, Asset
                                                      Gathering, E*TRADE Group.
                                                      Formerly Senior Consultant
                                                      at Spectrem Group from
                                                      1998 to 2000.


   Laurie Webster         Vice President

   Elizabeth Gottfried    Vice President

   Jay Gould              Secretary                   Assistant General Counsel,
                                                      E*TRADE Group, Inc.

   Cynthia Bock           Assistant Secretary


     Barclays Global Fund Advisers ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), is the sub-adviser for the E*TRADE Technology Index Fund, E*TRADE Financial Sector Index Fund and E*TRADE Asset Allocation Fund. BGFA is a registered investment adviser to certain open-end, management investment companies and various other institutional investors. The directors and officers of the sub-adviser and their business and other connections are as follows:

     Name and Position at BGFA       Other Business Connections
     -------------------------       --------------------------

     Patricia Dunn, Director         Director of BGFA and Co-Chairman and
                                     Director Director of BGI, 45 Fremont
                                     Street, San Francisco, CA 94105

     Lawrence G. Tint, Chairman      Chairman of the Board of Directors of BGFA
     and Director                    Chairman and Director and Chief Executive
                                     Officer of BGI, 45 Fremont Street, San
                                     Francisco, CA 94105

     Geoffrey Fletcher, Chief        Chief Financial Officer of BGFA and BGI
     Financial Officer               since Chief Financial Officer May 1997, 45
                                     Fremont Street, San Francisco, CA 94150
                                     Managing Director and Principal Accounting
                                     Officer at Bankers Trust Company from 1988
                                     - 1997, 505 Market Street, San Francisco,
                                     CA 94111

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) E*TRADE Securities, Incorporated ("Distributor") serves as Distributor of Shares of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE Group, Inc.

(b)                                The officers and directors of E*TRADE
                                   Securities, Incorporated are:


Name and Principal      Positions and Offices             Position and Offices
Business Address*       with Underwriter                  with Registrant


R. Jarrett Lilian       Director and President            None


Charles Nalbone         Director, Vice President          None
                        and Chief Compliance Officer

Susan T. White          Director                          None

Shane Mulron            Chief Financial Officer           None


Connie M. Dotson        Director and Corporate            None
                        Secretary


* The business address of all officers of the Distributor is 4500 Bohannon Drive, Menlo Park, CA 94025.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained in the physical possession of:

     (1) E*TRADE Asset Management, Inc., the Registrant's investment adviser, is located at 4500 Bohannon Drive, Menlo Park, CA 94025;

     (2) Investors Bank & Trust Company, the Registrant's custodian, accounting services agent and sub-administrator, is located at 200 Clarendon Street, Boston, MA 02116;

     (3) PFPC Inc., the Registrant's transfer agent and dividend disbursing agent, is located at 400 Bellevue Parkway, Wilmington, DE 19809; and

     (4) Barclays Global Fund Advisors, the Master Portfolios' investment adviser and sub-adviser with respect to the E*TRADE Technology Index Fund, E*TRADE Financial Sector Index Fund, and E*TRADE Asset Allocation Fund is located at 45 Fremont Street, San Francisco, CA 94105.

ITEM 29.  MANAGEMENT SERVICES

     Not applicable

ITEM 30.  UNDERTAKINGS

     Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, E*TRADE Funds certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 38 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts on the 30th day of April, 2002.


                                    E*TRADE FUNDS (Registrant)

                                    By:        *
                                       ------------------------------
                                    Name: Liat Rorer
                                    Title: President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                   Title                           Date
---------                   -----                           ----

       *                    Vice President & Treasurer
----------------------      (Principal Financial and        April 30, 2002
Elizabeth Gottfried         Accounting Officer)

       *
----------------------
Liat Rorer                  President (Principal            April 30, 2002
                            Executive Officer)

       *                    Trustee                         April 30, 2002
----------------------
Mitchell H. Caplan

       *
----------------------
Shelly J. Meyers            Trustee                         April 30, 2002

       *
----------------------
Ashley T. Rabun             Trustee                         April 30, 2002

       *
----------------------
Steven Grenadier            Trustee                         April 30, 2002

       *
----------------------
George J. Rebhan            Trustee                         April 30, 2002



*By /s/ Jill Grossberg
----------------------
Jill Grossberg
Attorney-In-Fact

*Jill Grossberg signs this document pursuant to powers of attorney as previously filed.

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, E*TRADE Funds certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 38 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 30th day of April, 2002.


                                       MASTER INVESTMENT PORTFOLIO
                                           S&P 500 Index Master Portfolio
                                           Money Market Master Portfolio
                                           International Index Master Portfolio
                                           Russell 2000 Index Master Portfolio

                                       By: /s/Richard H. Blank, Jr.
                                           ------------------------
                                           Richard H. Blank, Jr.
                                           Chief Operating Officer,
                                           Secretary and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:


NAME                                   TITLE                   Date
----                                   -----                   ----

       *
------------------------
Lee T. Kranefuss               Chairman and President      April 30, 2002
                               (Principal Executive
                               Officer)

/s/Richard H. Blank, Jr.
------------------------
Richard H. Blank, Jr.          Chief Operating Officer,    April 30, 2002
                               Secretary and Treasurer

       *
------------------------
Mary G.F. Bitterman            Trustee                     April 30, 2002

       *
------------------------
Jack S. Euphrat                Trustee                     April 30, 2002

       *
------------------------
W. Rodney Hughes               Trustee                     April 30, 2002

       *
------------------------
Richard K. Lyons               Trustee                     April 30, 2002

       *
------------------------
Lee Soong                      Trustee                     April 30, 2002

*By:  /s/Richard H. Blank, Jr.
    -----------------------------
         Richard H. Blank, Jr.
         Chief Operating Officer
         Secretary and Treasurer


*Richard H. Blank, Jr. signs this document pursuant to powers of attorney as previously filed.

                                  EXHIBIT INDEX
                                  -------------

     EXHIBIT NO.      DESCRIPTION
     -----------      -----------

     (h)(3)(vii) Amendment No. 6 to the Sub-Administration Agreement between the Registrant, E*TRADE Asset Management, Inc. and Investors Bank & Trust Company with respect to each series of the Registrant.

        i(12)         Opinion and Consent of Dechert, dated April 23, 2002.

        j(1)          Consent of Deloitte & Touche LLP.

        j(3)          Consent of PricewaterhouseCoopers LLC.